As filed with the Securities and Exchange Commission on April 27, 2018

Registration No. 333-146590

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 19

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 305

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

100 Summit Lake Drive, Second Floor Valhalla, New York 10595	Thomas J. Loftus, Esq. John Hancock Life Insurance Company of New York 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity A Share Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2018

This Prospectus describes interests in VENTURE® OPPORTUNITY A SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity A Share Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust[1]	High Yield Trust	Managed Volatility Moderate Portfolio[11]

American Asset Allocation Trust	International Small Company Trust	Mid Cap Index Trust[12]

American Global Growth Trust	International Value Trust	Mid Cap Stock Trust

American Growth Trust	Investment Quality Bond Trust	Mid Value Trust

American Growth-Income Trust	Lifestyle Balanced Portfolio[3]	Money Market Trust[1][3]

American International Trust	Lifestyle Conservative Portfolio[4]	Mutual Shares Trust

Core Bond Trust	Lifestyle Growth Portfolio[5,6]	Select Bond Trust[14]

Emerging Markets Value Trust[2]	Lifestyle Moderate Portfolio[7]	Small Cap Stock Trust[15]

Fundamental Large Cap Value Trust	Managed Volatility Balanced Portfolio[8]	Small Cap Value Trust

Global Trust	Managed Volatility Conservative Portfolio[9]	Total Bond Market Trust[16]

Global Bond Trust	Managed Volatility Growth Portfolio[10]	Ultra Short Term Bond Trust

[1] Formerly 500 Index Trust B.

[2] Successor to American New World Trust.

[3] Formerly Lifestyle Balanced PS Series.

[4] Formerly Lifestyle Conservative PS Series.

[5] Formerly Lifestyle Growth PS Series.

[6] Successor to Core Strategy Trust.

[7] Formerly Lifestyle Moderate PS Series.

[8] Formerly Lifestyle Balanced MVP.

[9] Formerly Lifestyle Conservative MVP.

[10] Formerly Lifestyle Growth MVP.

[11] Formerly Lifestyle Moderate MVP.

[12] Successor to Value Trust.

[13] Subject to restrictions (see “V. Description of the Contract – Purchase Payments – Restrictions on the Money Market Investment Option”).

[14] Formerly Bond Trust.

[15] Formerly Small Cap Growth Trust.

[16] Formerly Total Bond Market Trust B.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuities.com	(800) 344-1029

0418:70398	Venture® Opportunity A Share 2018

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Associated Accounts: For Contracts purchased before November 9, 2009, the sources of your assets that are used (in states where permitted; not available in New York) to determine your Cumulative Value and applicable front-end sales charge. Associated Accounts include your Variable Annuity Contracts issued by us through your financial adviser’s broker-dealer that are currently in the accumulation phase, and certain additional contracts or accounts identified by your financial adviser’s broker-dealer. Contracts purchased on or after November 9, 2009 do not have Associated Accounts.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract - Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

Cumulative Value: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).

DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options. The availability of a Fixed Investment Option under our Dollar Cost Averaging program has been suspended since June 20, 2014. Contracts with Contract Value already held in the DCA Fixed Investment Option may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option on or after June 20, 2014. Additional Purchase Payments (if not otherwise restricted) made on or after June 20, 2014 and allocated to the DCA Fixed Investment Option will be allocated instead to the Destination Investment Option(s) selected upon enrollment in the DCA program.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

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Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.

Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Net Purchase Payment: A Purchase Payment less any applicable front-end sales charge and premium tax.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

Qualified Contract: A Contract issued under a Qualified Plan.

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Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

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Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract has a front-end sales charge, which we deduct from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section “VI. Charges & Deductions - Front-End Sales Charges.” You should send your Purchase Payments for this Contract through your broker-dealer to ensure that you are charged the lowest sales charge for which you qualify.

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to any assets you might have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

How can I change my investment choices?

Allocation of Net Purchase Payments. You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make

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Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Enhanced Death Benefit Rider

●	Annual Step-Up Death Benefit

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

●	Income Plus For Life® 5.10;
●	Income Plus For Life – Joint Life® 5.10;
●	Income Plus For Life® 5.09;
●	Income Plus For Life – Joint Life® 5.09;
●	Income Plus For Life® 2.08; or
●	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

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What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity A Share Contract. These fees and expenses are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Sales Charge
If your Cumulative Value[2] is:	The Sales Charge (as a percentage of Purchase Payments) is:
Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	0.50%

Withdrawal Charge If your Cumulative Value[2] is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.

Transfer Fee[3]
Maximum Fee	$ 25
Current Fee	$ 0

[1] State premium taxes, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.

[2] For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see “VI. Charges & Deductions - Front-End Sales Charges”).

[3] This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	0.65%
Administration Fee (asset based)	0.15%
Total Annual Separate Account Expenses[2]	0.80%
(With No Optional Riders Reflected)

Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%
Total Annual Separate Account Expenses[4]	1.00%

Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%
Total Fees and Expenses other than Portfolio Expenses[6]	2.20%

[1] The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2] We deduct from each of the Subaccounts daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3] This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4] Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.

[5] See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

[6] For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value
Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08[1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10 [1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%

[1] The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture Opportunity A Share with IPFL 5.10 Series Rider		Venture Opportunity A Share without IPFL 5.10 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.26%	1.11%	0.25%	1.18%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses - Contract with optional benefit Riders

The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$879	$1,541	$2,237	$4,123
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$879	$1,541	$2,237	$4,123

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$652	$857	$1,078	$1,710
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$652	$857	$1,078	$1,710

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you directed money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

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(in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed

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Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust (formerly 500 Index Trust B) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
American Asset Allocation Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Core Bond Trust Series I	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Emerging Markets Value Trust (successor to American New World Trust) Series NAV	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Fundamental Large Cap Value Trust Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Global Bond Trust Series I	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series I	Templeton Global Advisors Limited	Seeks long-term capital appreciation.
High Yield Trust[1] Series I	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Small Company Trust Series I	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust[2] Series I	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Core Strategy Trust; formerly Lifestyle Growth PS Series) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Mid Cap Index Trust (successor to Value Trust) Series I	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Mutual Shares Series I	Franklin Mutual Advisers, LLC	Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective.
Select Bond Trust (formerly Bond Trust) Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Small Cap Stock Trust (formerly Small Cap Growth Trust) Series I	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series I	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Total Bond Market Trust (formerly Total Bond Market Trust B) Series NAV	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series I	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

[1]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[2]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

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During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
●	no automatic withdrawal program from your Contract is in effect; and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not

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permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(ii)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(iii)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

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Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

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Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted.

If you elected the DCA Fixed Investment Option prior to June 20, 2014, and there is still Contract Value in that Investment Option, we credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. As of June 20, 2014, we suspended the availability of a DCA Fixed Investment Option. Contracts with no Contract Value in the DCA Fixed Investment Option may not allocate Additional Purchase Payments to the DCA Fixed Investment Option. Contracts with Contract Value already held in the DCA Fixed Investment Option on June 20, 2014 may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option.

You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you allocate your payments to the DCA Fixed Investment Option, or if you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the

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program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

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●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)*

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

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Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

●	the Contract Value; or
●	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and
(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

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●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with a qualified tax professional for further information relevant to your situation.

Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

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Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). Please consult with a qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

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Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option. We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

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Before requesting a change of ownership or making an assignment of your Contract, you should consider:

●	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”)
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

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Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

Loans

Loans are not available under the Contract.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Front-End Sales Charges

To compensate us for assuming certain distribution expenses, we calculate a “front-end” sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Purchase Payment. The sales charge applicable to one Purchase Payment may differ from the sales charge applicable to a different Purchase Payment. That is because we base the sales charge on a “Cumulative Value” calculated at the time we receive your Purchase Payment.

For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:

(1)	the current Purchase Payment and, if making an Additional Purchase Payment,
(2)	the greater of:
(a)	your Contract Value, or
(b)	the sum of all previous Purchase Payments minus any withdrawals.

For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). Associated Accounts include:

●	the contract value of any other individual variable annuity contract issued by us, for which your broker-dealer’s firm (through whom you purchased the Contract) is listed as the broker of record, that is: (a) subject to a front-end sales charge; (b) in its accumulation period; and (c) either held by you as an owner or joint owner or held by a tax-deferred retirement plan and you or your Spouse are named as the annuitant;
●	the amount (in dollars) of any shares subject to a front-end sales charge (i.e., Class A shares) of a publicly offered retail mutual fund you own (excluding those assets in fee based or advisory accounts) that are: (a) from underlying fund families of managers that are also subadvisers to the Portfolios offered under the Contract; (b) held by you as owner or joint owner, or a retirement plan held in your behalf; and (c) in the retail mutual fund and have your broker-dealer’s firm is listed as the broker of record; and
●	any additional investment accounts that may qualify as Associated Accounts in accordance with our current administrative policies (that we determine with your broker-dealer’s firm).

You must submit each Purchase Payment through your broker-dealer’s firm to receive a reduction in the front-end sales charges based on the value of your Associated Accounts. We require your broker-dealer’s firm to verify each Associated Account’s value at the time you make a Purchase Payment before we include that amount in your Cumulative Value. John Hancock USA credits the combined value of all Associated Accounts identified and verified by your broker-dealer’s firm to determine whether your Cumulative Value qualifies you for a reduced sales charge on your Purchase Payment. If you do not submit an Additional Purchase Payment through your broker-dealer’s firm, the front-end sales charge for that Purchase Payment is based on a sales charge percentage that we determine without regard to the value of any Associated Accounts.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:

If Your Cumulative Value Is:	The Front-End Sales Charge On Your Purchase Payment Is:
Up to $49,999.99	5.50%
$50,000 to $99,999	4.50%
$100,000 to $249,999	3.50%
$250,000 to $499,999	2.50%
$500,000 to $999,999	2.00%
$1,000,000 and over	0.50%

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Statement of Intent. (for Contracts purchased on or after November 9, 2009 and in states where available) We may have permitted you to receive a more favorable sales charge if you intended to make Additional Purchase Payments to a Contract during the first year that the Contract was in effect. If we received notice through an authorized distributor of your intention to make Additional Purchase Payments during the first year your Contract was in effect, then we adjusted your sales charge in accordance with the chart above, based on the total Purchase Payments you intended to pay in a 13-month completion period (we allowed a small grace period for you to complete your intended payments). If you intended to make Additional Purchase Payments to qualify for a more favorable sales charge, you must have informed your financial representative of your intentions prior to your purchase, and your representative would have notified us. If we received notification through an authorized distributor at the time you purchased a Contract, we adjusted the sales charge in accordance with the table above. If your Contract did not reach the Cumulative Value indicated to us at the time of purchase, we deducted an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value reached during the completion period.

Example: If your initial Purchase Payment was $48,000 and we received notice of your intention to make an Additional Purchase Payment of $52,000 within 13 months, then we applied a sales charge of 3.50%, based on the expected $100,000 total Purchase Payments. When we received the initial $48,000 Purchase Payment, we deducted a sales charge of $1,680 (.035 × $48,000). If you did not make any Additional Purchase Payments by the end of the 13 month period, and your Contract Value had grown to $51,000, then your Cumulative Value would have been $51,000, which would qualify for the 4.50% threshold. We would have recalculated the original sales charge, based on the actual Cumulative Value at the time, as $2,160 (.045 × $48,000) and deducted the difference ($2,160 – $1,680 = $480) from your Contract Value.

If your Cumulative Value subsequently declined, we would still recover the full amount of any additional sales charge. Therefore, you bear the risk that, if you failed to reach your Cumulative Value goal, your Contract Value may have been less than it might have been had you not communicated your Cumulative Value goal. Any additional sales charge would have been deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value. If the amount to be recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value.

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) Purchase Payments that have been in the Contract more than six months; (iv) payment of the Death Benefit; or (v) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 0.50% of the amount invested.

Each time you make a withdrawal, “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the sales charge and other

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gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charges, see Appendix A: “Examples of Calculation of Withdrawal Charges.”

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.65% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

In addition to the reductions available on front-end sales charges (see “Front-End Sales Charges” above), we may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would have involved sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales were to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

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●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
●	We considered the nature of the group or class for which the Contracts were being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
●	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
●	There may have been other circumstances that could have resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. We eliminated the charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Variable Insurance Trust (“Eligible Employee”). We also eliminated the charge when a Contract was issued to an employee or financial representative of the broker-dealer. The charge waiver was not available to relatives of Eligible Employees or employees or financial representatives of the broker-dealer in the state of New York. See “VIII. General Matters – Contracts Sold Directly Without Payment of Any Sales Compensation.” In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial representative.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

Premium Tax Rates[1]
State	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

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Please consult a qualified tax professional for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

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EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

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For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract

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owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Codeor as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular

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employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any

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withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

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Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.

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If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Types
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

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Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the year in which the Qualified Plan participant turns 70 1⁄2; or

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●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross

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income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult a qualified tax professional.

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VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan888869

(“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Associated Accounts or Cumulative Values (see “VI. Charges and Deductions – Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is

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available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial representatives who are registered representatives of such firms may have been motivated to recommend one of our contracts over another issuer’s contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2017 and 2016, and its Separate Account financial statements for the year ended December 31, 2017 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2017, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charges

Example 1. This example assumes an initial Purchase Payment of $100,000 on January 1 and an Additional Purchase Payment of $1,000,000 on May 1.

If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:

a)	First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b)	Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.
●	The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.
●	The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 × $100,000 = $500.
●	The total withdrawal charge is $0 + $500 = $500.
c)	We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.

Example 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1 and an Additional Purchase Payment of $100,000 on May 1.

If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:

a)	First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b)	Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.

A-1

Appendix B: Enhanced Death Benefit Rider

This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity A Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the Annual Step-Up Death Benefit:

●	for an additional charge of 0.20% of the value of the Variable Investment Options;
●	as long as you met our issue age requirements (see below); and
●	if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;
(b)	the earlier of the Annuity Commencement Date or the Maturity Date; or
(c)	the date on which the Annual Step-Up Death Benefit is paid.

B-1

However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, and subject to our issue age rules, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

B-2

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:

Income Plus For Life® (or “IPFL”) Series Riders:

●	Income Plus For Life® 5.10;
●	Income Plus For Life – Joint Life® 5.10;
●	Income Plus For Life® 5.09;
●	Income Plus For Life – Joint Life® 5.09;
●	Income Plus For Life® 2.08; or
●	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Features of the Income Plus For Life® 5.10 Series Riders

Covered Person(s)

The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime durations of two Covered Persons (IPFL – Joint Life 5.10).

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life® 5.10 Series Riders

You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract. You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired, you may not revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or
●	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
●	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
●	Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10

Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
●	no automatic withdrawal program from your Contract is in effect; and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person turns age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life® 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider on the Lifetime Income Date; by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.

We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).

We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 5.10 – 5%; and
●	Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.

The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

●	Lifestyle Balanced Portfolio
●	Lifestyle Conservative Portfolio
●	Lifestyle Growth Portfolio
●	Lifestyle Moderate Portfolio
●	Managed Volatility Balanced Portfolio
●	Managed Volatility Conservative Portfolio
●	Managed Volatility Growth Portfolio
●	Managed Volatility Moderate Portfolio
●	Total Bond Market Trust
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The currently available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).

Credits. We offered the Rider with the following Credit features:

●	Annual Credit Rate – 5.00%
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.

The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.

We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.

Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:

●	a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
●	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.

If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.

If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

●	if the withdrawals are taken under our Life Expectancy Distribution Program, or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy Program withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,
●	you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by
o	the Withdrawal Amount; divided by
o	the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution Program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.

Settlement Phase. The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies as follows:

●	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
●	(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
●	(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you reduce the Contract Value available for annuitization; and
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

●	you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).

Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then INCOME PLUS FOR LIFE® 5.10:
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for IPFL 5.10) the death of the Covered Person;
●	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or
●	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Features of Income Plus For Life® 5.09 Series Riders

This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58 1⁄2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59 1⁄2. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 12% 9% 9% 16% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market Mid Cap Index
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 6% 12% 10% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market Mid Cap Index

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders

This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●	(for IPFL 2.08) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59 1⁄2 .
●	(for IPFL – Joint Life 2.08) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Increases in Guaranteed Amounts

Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:

●	Annual Credit Rate – 7%.
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
o	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or
o	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten

Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders

If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

●	American Asset Allocation Trust (restricted May 4, 2009)
●	Lifestyle Balanced Portfolio
●	Lifestyle Conservative Portfolio
●	Lifestyle Growth Portfolio
●	Lifestyle Moderate Portfolio
●	Managed Volatility Balanced Portfolio
●	Managed Volatility Conservative Portfolio
●	Managed Volatility Growth Portfolio
●	Managed Volatility Moderate Portfolio
●	Money Market Trust (restricted May 4, 2013)
●	Total Bond Market Trust
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above (other than the Money Market Investment Option) on the last day it was available, you may continue to allocate Additional Purchase Payments (if otherwise not restricted) to that restricted individual Investment Option. For the Money Market Investment Option, however, even if all or a portion of your Contract Value was allocated to that Investment Option on the last day it was available, you may not allocate any Additional Purchase Payments to that Investment Option. Also, you may not transfer amounts from another Investment Option to any of the restricted individual Investment Options. If you transfer all of your Contract Value out of a restricted individual Investment Option to any of the available individual Investment Options or to any Model Allocation, you may no longer use the restricted Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 3% 3% 3% 9% 15% 15% 9% 24% 16%	American Global Growth American Growth Global Mid Cap Index Mutual Shares American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market
Core Plus Balanced Toward Growth 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 6% 6% 3% 12% 15% 9% 6% 30% 10%	American Global Growth American Growth Global Mid Cap Index Mutual Shares American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Balanced: Growth & Income 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Mid Cap Index Mutual Shares American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Mid Cap Index Mutual Shares American Growth-Income Select Bond Investment Quality Bond
Growth Focus 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Mid Cap Index Mutual Shares American Growth-Income Select Bond
Balanced: Growth & Income 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Select Bond Investment Quality Bond
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Mid Value Mutual Shares American Growth-Income Select Bond

[1]	If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture® Opportunity A Share Contracts with no optional benefit Riders; and
●	Venture® Opportunity A Share Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A Share, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity A Share Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	17.729	17.582	15.459	12.500	—
Value at End of Year	—	—	—	—	—	—	17.729	17.582	15.459	—
No. of Units	—	—	—	—	—	—	5,940,518	4,405,376	2,012,522	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	17.635	17.524	15.439	12.500	—
Value at End of Year	—	—	—	—	—	—	17.635	17.524	15.439	—
No. of Units	—	—	—	—	—	—	2,741,680	2,142,436	994,048	—
500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 11-02-2012)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	20.721	18.709	18.644	16.569	12.650	12.500	—	—	—	—
Value at End of Year	24.984	20.721	18.709	18.644	16.569	12.650	—	—	—	—
No. of Units	4,269,555	5,130,526	5,674,585	6,625,222	8,020,948	9,259,877	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	20.549	18.591	18.564	16.531	12.646	12.500	—	—	—	—
Value at End of Year	24.728	20.549	18.591	18.564	16.531	12.646	—	—	—	—
No. of Units	2,172,248	2,567,960	2,885,692	3,184,261	3,604,063	4,166,545	—	—	—	—
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	14.412	13.094	13.778	11.735	9.343	12.500
Value at End of Year	—	—	—	—	—	14.412	13.094	13.778	11.735	9.343
No. of Units	—	—	—	—	—	62,230	61,601	44,355	32,847	6,029
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	14.272	12.993	13.699	11.691	9.326	12.500
Value at End of Year	—	—	—	—	—	14.272	12.993	13.699	11.691	9.326
No. of Units	—	—	—	—	—	45,353	48,043	42,707	33,499	4,360
American Asset Allocation Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	20.556	18.935	18.834	18.013	14.668	12.729	12.670	11.349	9.240	12.500
Value at End of Year	23.706	20.556	18.935	18.834	18.013	14.668	12.729	12.670	11.349	9.240
No. of Units	3,593,180	4,088,289	4,538,898	5,235,977	6,285,257	7,055,320	7,635,110	7,979,965	8,323,636	2,360,593
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	20.194	18.638	18.577	17.802	14.525	12.631	12.597	11.306	9.223	12.500
Value at End of Year	23.242	20.194	18.638	18.577	17.802	14.525	12.631	12.597	11.306	9.223
No. of Units	2,191,844	2,395,038	2,556,174	2,781,567	3,047,964	3,275,321	3,495,684	3,765,358	3,953,101	1,252,214
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	11.798	12.007	10.779	8.503	12.500
Value at End of Year	—	—	—	—	—	—	11.798	12.007	10.779	8.503
No. of Units	—	—	—	—	—	—	8,885,902	7,907,712	6,296,910	1,198,423
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	11.707	11.938	10.739	8.488	12.500
Value at End of Year	—	—	—	—	—	—	11.707	11.938	10.739	8.488
No. of Units	—	—	—	—	—	—	4,350,901	3,969,264	3,134,078	563,322
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.494	11.189	12.500
Value at End of Year	—	—	—	—	—	—	—	13.189	12.494	11.189
No. of Units	—	—	—	—	—	—	—	9,506,631	6,977,305	1,097,180

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	12.447	11.169	12.500
Value at End of Year	—	—	—	—	—	—	—	13.113	12.447	11.169
No. of Units	—	—	—	—	—	—	—	4,854,716	3,535,440	558,159
American Global Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.790	19.824	18.673	18.397	14.362	11.820	13.082	11.795	8.360	12.500
Value at End of Year	25.785	19.790	19.824	18.673	18.397	14.362	11.820	13.082	11.795	8.360
No. of Units	659,025	845,181	853,987	1,066,016	1,277,340	95,809	95,644	87,206	57,666	7,185
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.441	19.514	18.417	18.181	14.223	11.729	13.006	11.751	8.345	12.500
Value at End of Year	25.281	19.441	19.514	18.417	18.181	14.223	11.729	13.006	11.751	8.345
No. of Units	518,208	631,254	634,636	731,578	769,998	152,466	165,281	145,564	128,940	21,506
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	11.788	10.056	12.551	10.328	6.460	12.500
Value at End of Year	—	—	—	—	—	11.788	10.056	12.551	10.328	6.460
No. of Units	—	—	—	—	—	1,831,210	2,052,107	1,729,667	1,902,099	515,110
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	11.673	9.978	12.478	10.289	6.448	12.500
Value at End of Year	—	—	—	—	—	11.673	9.978	12.478	10.289	6.448
No. of Units	—	—	—	—	—	907,766	1,034,037	890,215	955,666	238,281
American Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	21.602	19.890	18.761	17.434	13.512	11.554	12.169	10.336	7.478	12.500
Value at End of Year	27.477	21.602	19.890	18.761	17.434	13.512	11.554	12.169	10.336	7.478
No. of Units	2,066,518	2,552,271	2,768,900	3,419,494	4,193,980	4,989,680	5,411,396	4,656,425	3,833,791	861,674
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	21.221	19.578	18.504	17.230	13.380	11.465	12.099	10.297	7.465	12.500
Value at End of Year	26.939	21.221	19.578	18.504	17.230	13.380	11.465	12.099	10.297	7.465
No. of Units	1,232,480	1,493,403	1,625,907	1,875,006	2,079,312	2,393,589	2,616,862	2,304,483	1,897,648	385,548
American Growth-Income Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	22.051	19.928	19.798	18.039	13.621	11.685	11.988	10.844	8.328	12.500
Value at End of Year	26.774	22.051	19.928	19.798	18.039	13.621	11.685	11.988	10.844	8.328
No. of Units	4,774,578	5,727,972	6,353,061	7,562,958	9,509,958	11,905,754	4,077,675	4,165,513	4,127,285	953,330
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	21.663	19.616	19.527	17.827	13.488	11.594	11.919	10.803	8.313	12.500
Value at End of Year	26.250	21.663	19.616	19.527	17.827	13.488	11.594	11.919	10.803	8.313
No. of Units	2,993,221	3,505,337	3,922,049	4,358,368	4,932,916	5,919,550	2,102,385	2,125,573	2,024,676	446,688
American High-Income Bond Trust (merged into High Yield Trust eff 04-29-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	17.461	15.502	15.344	13.453	9.743	12.500
Value at End of Year	—	—	—	—	—	17.461	15.502	15.344	13.453	9.743
No. of Units	—	—	—	—	—	1,591,634	1,753,066	1,801,976	847,186	7,009
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	17.291	15.383	15.256	13.402	9.726	12.500
Value at End of Year	—	—	—	—	—	17.291	15.383	15.256	13.402	9.726
No. of Units	—	—	—	—	—	718,254	781,154	810,634	375,509	2,348
American International Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.831	13.472	14.226	14.732	12.214	10.440	12.243	11.507	8.103	12.500
Value at End of Year	18.128	13.831	13.472	14.226	14.732	12.214	10.440	12.243	11.507	8.103
No. of Units	1,393,847	1,752,878	1,863,009	2,102,589	2,339,904	2,596,504	2,683,091	1,666,105	556,031	27,466
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.587	13.261	14.031	14.559	12.095	10.359	12.173	11.464	8.089	12.500
Value at End of Year	17.773	13.587	13.261	14.031	14.559	12.095	10.359	12.173	11.464	8.089
No. of Units	786,015	970,388	1,029,858	1,107,532	1,120,750	1,253,413	1,330,045	867,695	305,116	5,019

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.683	13.111	13.659	14.958	13.540	11.596	13.596	11.630	7.839	12.500
Value at End of Year	—	13.683	13.111	13.659	14.958	13.540	11.596	13.596	11.630	7.839
No. of Units	—	21,359	23,537	33,184	44,431	68,042	75,219	60,634	34,954	4,561
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.442	12.905	13.472	14.783	13.409	11.506	13.517	11.586	7.825	12.500
Value at End of Year	—	13.442	12.905	13.472	14.783	13.409	11.506	13.517	11.586	7.825
No. of Units	—	79,562	75,568	82,730	80,348	99,727	131,255	118,943	86,090	8,691
Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	16.568	16.533	14.803	12.500	—
Value at End of Year	—	—	—	—	—	—	16.568	16.533	14.803	—
No. of Units	—	—	—	—	—	—	24,693	14,883	4,013	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	16.480	16.478	14.783	12.500	—
Value at End of Year	—	—	—	—	—	—	16.480	16.478	14.783	—
No. of Units	—	—	—	—	—	—	16,509	9,063	1,800	—
Bond Trust - Series I Shares (units first credited 10-28-2011)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.821	13.518	13.594	12.984	13.269	12.580	12.500	—	—	—
Value at End of Year	14.214	13.821	13.518	13.594	12.984	13.269	12.580	—	—	—
No. of Units	7,711,613	8,090,007	8,483,918	9,947,562	11,854,196	11,504,676	11,430,596	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.679	13.406	13.507	12.928	13.238	12.575	12.500	—	—	—
Value at End of Year	14.040	13.679	13.406	13.507	12.928	13.238	12.575	—	—	—
No. of Units	4,788,933	4,881,431	5,072,343	5,607,000	6,081,960	5,682,255	5,648,319	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	13.424	11.914	12.294	11.215	9.030	12.500
Value at End of Year	—	—	—	—	—	13.424	11.914	12.294	11.215	9.030
No. of Units	—	—	—	—	—	849,341	1,015,522	1,067,656	1,032,124	295,029
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	13.294	11.822	12.223	11.173	9.014	12.500
Value at End of Year	—	—	—	—	—	13.294	11.822	12.223	11.173	9.014
No. of Units	—	—	—	—	—	474,196	555,195	589,365	620,171	149,766
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	15.913	16.284	14.787	12.500	—
Value at End of Year	—	—	—	—	—	—	15.913	16.284	14.787	—
No. of Units	—	—	—	—	—	—	583,534	453,248	161,233	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	15.829	16.230	14.768	12.500	—
Value at End of Year	—	—	—	—	—	—	15.829	16.230	14.768	—
No. of Units	—	—	—	—	—	—	170,888	154,466	70,277	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	16.480	16.423	14.755	12.500	—
Value at End of Year	—	—	—	—	—	—	16.480	16.423	14.755	—
No. of Units	—	—	—	—	—	—	1,172,497	733,699	169,921	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	16.393	16.368	14.735	12.500	—
Value at End of Year	—	—	—	—	—	—	16.393	16.368	14.735	—
No. of Units	—	—	—	—	—	—	406,519	355,319	152,677	—

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Core Bond Trust - Series I Shares (units first credited 04-27-2015)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.454	12.220	12.500	—	—	—	—	—	—	—
Value at End of Year	12.776	12.454	12.220	—	—	—	—	—	—	—
No. of Units	103,801	132,013	159,155	—	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.412	12.203	12.500	—	—	—	—	—	—	—
Value at End of Year	12.708	12.412	12.203	—	—	—	—	—	—	—
No. of Units	130,813	152,864	172,245	—	—	—	—	—	—	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	6.300
No. of Units	—	—	—	—	—	—	—	—	—	10,324
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	6.289
No. of Units	—	—	—	—	—	—	—	—	—	1,944
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	17.473	15.842	15.813	14.481	12.500	—
Value at End of Year	—	—	—	—	—	17.473	15.842	15.813	14.481	—
No. of Units	—	—	—	—	—	819,739	848,308	781,951	443,743	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	17.345	15.758	15.761	14.462	12.500	—
Value at End of Year	—	—	—	—	—	17.345	15.758	15.761	14.462	—
No. of Units	—	—	—	—	—	503,920	497,802	401,331	190,608	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	17.362	15.441	16.106	14.936	12.500	—
Value at End of Year	—	—	—	—	—	17.362	15.441	16.106	14.936	—
No. of Units	—	—	—	—	—	726,435	756,026	658,164	281,035	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	17.235	15.360	16.053	14.916	12.500	—
Value at End of Year	—	—	—	—	—	17.235	15.360	16.053	14.916	—
No. of Units	—	—	—	—	—	277,612	328,738	307,252	124,976	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series I Shares (units first credited 04-29-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.160	14.267	14.397	13.677	12.500	—	—	—	—	—
Value at End of Year	—	15.160	14.267	14.397	13.677	—	—	—	—	—
No. of Units	—	4,895,574	5,086,875	5,661,248	6,489,258	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.049	14.191	14.349	13.658	12.500	—	—	—	—	—
Value at End of Year	—	15.049	14.191	14.349	13.658	—	—	—	—	—
No. of Units	—	2,618,469	2,837,700	3,078,683	3,191,902	—	—	—	—	—
Emerging Markets Value Trust - NAV Shares (units first credited 10-27-2017)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.982	—	—	—	—	—	—	—	—	—
No. of Units	29,708	—	—	—	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.978	—	—	—	—	—	—	—	—	—
No. of Units	94,543	—	—	—	—	—	—	—	—	—

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	16.538	17.697	17.318	14.030	12.165	12.438	11.329	8.686	12.500
Value at End of Year	—	—	16.538	17.697	17.318	14.030	12.165	12.438	11.329	8.686
No. of Units	—	—	1,139,041	1,275,981	1,640,737	1,892,738	2,125,875	2,253,535	2,267,201	810,066
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.279	17.455	17.116	13.894	12.071	12.366	11.286	8.671	12.500
Value at End of Year	—	—	16.279	17.455	17.116	13.894	12.071	12.366	11.286	8.671
No. of Units	—	—	1,071,733	1,139,738	1,212,263	1,254,357	1,308,864	1,334,964	1,388,877	496,535
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	13.914	12.421	12.609	11.480	9.093	12.500
Value at End of Year	—	—	—	—	—	13.914	12.421	12.609	11.480	9.093
No. of Units	—	—	—	—	—	2,932,335	3,205,493	3,286,237	3,280,298	975,406
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	13.778	12.325	12.537	11.437	9.077	12.500
Value at End of Year	—	—	—	—	—	13.778	12.325	12.537	11.437	9.077
No. of Units	—	—	—	—	—	1,324,859	1,418,012	1,483,598	1,467,968	527,965
Fundamental Large Cap Value Trust - Series I Shares (units first credited 12-06-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.113	13.827	14.095	12.845	12.500	—	—	—	—	—
Value at End of Year	17.606	15.113	13.827	14.095	12.845	—	—	—	—	—
No. of Units	82,975	86,319	91,094	120,648	73,573	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.020	13.770	14.065	12.843	12.500	—	—	—	—	—
Value at End of Year	17.463	15.020	13.770	14.065	12.843	—	—	—	—	—
No. of Units	106,622	125,760	133,248	153,119	51,658	—	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	17.074	12.891	11.461	12.007	10.702	8.186	12.500
Value at End of Year	—	—	—	—	17.074	12.891	11.461	12.007	10.702	8.186
No. of Units	—	—	—	—	55,708	76,189	87,687	74,337	57,666	11,079
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	16.874	12.765	11.373	11.938	10.661	8.172	12.500
Value at End of Year	—	—	—	—	16.874	12.765	11.373	11.938	10.661	8.172
No. of Units	—	—	—	—	91,784	94,886	101,864	63,183	39,799	7,764
Global Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.304	14.970	15.637	15.411	16.425	15.470	14.296	13.064	11.412	12.500
Value at End of Year	16.511	15.304	14.970	15.637	15.411	16.425	15.470	14.296	13.064	11.412
No. of Units	29,506	41,305	52,060	66,879	79,185	94,118	94,989	57,635	35,812	6,853
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.034	14.736	15.423	15.231	16.265	15.350	14.213	13.015	11.392	12.500
Value at End of Year	16.188	15.034	14.736	15.423	15.231	16.265	15.350	14.213	13.015	11.392
No. of Units	31,741	28,777	26,945	46,643	53,663	50,794	59,031	48,236	19,771	7,023
Global Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.913	15.575	16.777	17.363	13.352	11.056	11.856	11.090	8.510	12.500
Value at End of Year	19.946	16.913	15.575	16.777	17.363	13.352	11.056	11.856	11.090	8.510
No. of Units	1,229,195	1,432,968	1,547,748	1,724,360	1,955,675	2,437,452	2,804,709	2,756,951	2,664,134	627,553
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.615	15.331	16.547	17.160	13.222	10.970	11.787	11.048	8.495	12.500
Value at End of Year	19.555	16.615	15.331	16.547	17.160	13.222	10.970	11.787	11.048	8.495
No. of Units	754,681	856,082	923,169	946,633	964,710	1,127,112	1,280,629	1,282,111	1,237,292	278,523

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
High Yield Trust - Series I Shares (units first credited 04-29-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.336	11.563	12.714	12.801	12.500	—	—	—	—	—
Value at End of Year	14.223	13.336	11.563	12.714	12.801	—	—	—	—	—
No. of Units	1,419,139	1,560,959	1,819,690	1,988,942	2,243,716	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.239	11.501	12.671	12.784	12.500	—	—	—	—	—
Value at End of Year	14.090	13.239	11.501	12.671	12.784	—	—	—	—	—
No. of Units	751,890	823,856	962,250	999,272	1,021,406	—	—	—	—	—
International Core Trust (merged into International Value Trust eff 10-21-2016) (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	12.385	13.205	14.266	11.505	10.081	11.238	10.338	8.784	12.500
Value at End of Year	—	—	12.385	13.205	14.266	11.505	10.081	11.238	10.338	8.784
No. of Units	—	—	10,828	10,924	21,720	22,626	20,688	7,556	2,517	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	12.191	13.024	14.099	11.393	10.003	11.173	10.299	8.768	12.500
Value at End of Year	—	—	12.191	13.024	14.099	11.393	10.003	11.173	10.299	8.768
No. of Units	—	—	19,849	20,643	20,913	22,907	22,946	5,619	151	—
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	6.634
No. of Units	—	—	—	—	—	—	—	—	—	1,434
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	6.622
No. of Units	—	—	—	—	—	—	—	—	—	3,599
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	18.693	17.963	16.995	18.400	14.681	12.417	14.941	12.274	12.500	—
Value at End of Year	24.007	18.693	17.963	16.995	18.400	14.681	12.417	14.941	12.274	—
No. of Units	5,432	5,990	11,492	10,036	9,193	9,395	10,597	4,125	4,695	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.428	17.744	16.821	18.248	14.589	12.364	14.907	12.271	12.500	—
Value at End of Year	23.620	18.428	17.744	16.821	18.248	14.589	12.364	14.907	12.271	—
No. of Units	2,946	2,981	1,686	1,734	3,702	1,476	1,556	2,878	2,878	—
International Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.339	11.979	13.099	15.092	12.060	10.184	11.779	10.996	8.164	12.500
Value at End of Year	15.501	13.339	11.979	13.099	15.092	12.060	10.184	11.779	10.996	8.164
No. of Units	32,092	36,325	26,152	29,736	33,644	38,538	42,128	34,868	23,031	3,978
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.103	11.792	12.920	14.916	11.943	10.105	11.711	10.954	8.149	12.500
Value at End of Year	15.197	13.103	11.792	12.920	14.916	11.943	10.105	11.711	10.954	8.149
No. of Units	57,603	63,356	69,629	64,332	67,717	71,367	76,329	53,892	19,707	2,725
Investment Quality Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.998	16.430	16.698	15.959	16.401	15.368	14.334	13.447	12.054	12.500
Value at End of Year	17.640	16.998	16.430	16.698	15.959	16.401	15.368	14.334	13.447	12.054
No. of Units	3,173,654	3,350,450	3,572,359	4,139,208	4,941,092	4,828,807	4,783,456	4,181,338	3,284,722	552,692
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.699	16.173	16.470	15.772	16.242	15.249	14.252	13.396	12.033	12.500
Value at End of Year	17.294	16.699	16.173	16.470	15.772	16.242	15.249	14.252	13.396	12.033
No. of Units	2,090,357	2,152,919	2,256,239	2,473,728	2,685,241	2,524,151	2,512,293	2,275,215	1,730,026	277,368

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.883	13.189	13.289	12.537	—	—	—	—	—	—
Value at End of Year	15.469	13.883	13.189	13.289	12.537	—	—	—	—	—
No. of Units	645,687	549,593	561,162	539,756	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.798	13.135	13.260	12.640	12.500	—	—	—	—	—
Value at End of Year	15.343	13.798	13.135	13.260	12.640	—	—	—	—	—
No. of Units	285,721	141,814	145,876	115,283	5,914	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.508	13.045	13.127	12.537	—	—	—	—	—	—
Value at End of Year	14.333	13.508	13.045	13.127	12.537	—	—	—	—	—
No. of Units	145,428	119,587	136,227	82,575	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.426	12.991	13.099	12.536	—	—	—	—	—	—
Value at End of Year	14.217	13.426	12.991	13.099	12.536	—	—	—	—	—
No. of Units	76,420	48,757	16,885	2,019	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	14.121	13.275	13.397	12.720	12.500	—	—	—	—	—
Value at End of Year	16.269	14.121	13.275	13.397	12.720	—	—	—	—	—
No. of Units	7,100,039	2,343,627	871,079	709,157	86,446	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.035	13.220	13.368	12.719	12.500	—	—	—	—	—
Value at End of Year	16.138	14.035	13.220	13.368	12.719	—	—	—	—	—
No. of Units	4,337,744	1,867,585	298,397	238,556	158	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.758	13.146	13.239	12.601	—	—	—	—	—	—
Value at End of Year	15.072	13.758	13.146	13.239	12.601	—	—	—	—	—
No. of Units	150,600	151,416	85,771	62,714	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.674	13.092	13.211	12.600	—	—	—	—	—	—
Value at End of Year	14.950	13.674	13.092	13.211	12.600	—	—	—	—	—
No. of Units	138,656	95,826	81,596	62,585	—	—	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.826	16.185	16.691	16.133	14.419	12.994	13.017	11.742	9.053	12.500
Value at End of Year	19.052	16.826	16.185	16.691	16.133	14.419	12.994	13.017	11.742	9.053
No. of Units	7,635,823	8,483,899	9,396,627	10,587,892	12,871,917	13,496,135	13,419,813	10,206,882	6,507,134	970,882
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.529	15.932	16.462	15.944	14.279	12.893	12.942	11.698	9.036	12.500
Value at End of Year	18.678	16.529	15.932	16.462	15.944	14.279	12.893	12.942	11.698	9.036
No. of Units	2,914,182	3,302,447	3,848,526	4,205,921	4,690,629	4,886,750	4,858,230	4,120,902	2,728,675	406,955
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	17.010	16.395	16.519	15.857	15.388	14.295	13.825	12.771	10.577	12.500
Value at End of Year	18.194	17.010	16.395	16.519	15.857	15.388	14.295	13.825	12.771	10.577
No. of Units	1,718,073	1,946,089	2,055,334	2,380,631	2,839,980	3,639,854	3,274,370	2,613,067	2,086,653	191,066
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.710	16.139	16.293	15.671	15.238	14.184	13.745	12.723	10.558	12.500
Value at End of Year	17.838	16.710	16.139	16.293	15.671	15.238	14.184	13.745	12.723	10.558
No. of Units	887,669	950,779	1,014,452	1,075,985	1,190,793	1,479,897	1,239,152	950,113	797,914	70,395

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.247	15.848	16.734	16.512	13.946	12.347	12.648	11.281	8.531	12.500
Value at End of Year	19.114	16.247	15.848	16.734	16.512	13.946	12.347	12.648	11.281	8.531
No. of Units	8,570,330	9,386,069	10,240,721	11,683,627	13,940,490	14,538,577	12,590,160	9,690,753	5,530,995	1,011,188
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.960	15.600	16.505	16.318	13.811	12.251	12.575	11.239	8.516	12.500
Value at End of Year	18.740	15.960	15.600	16.505	16.318	13.811	12.251	12.575	11.239	8.516
No. of Units	3,923,540	4,460,412	4,710,313	5,167,270	5,728,683	5,643,073	5,232,612	3,953,758	2,739,239	575,415
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	17.595	16.845	17.136	16.461	15.054	13.713	13.509	12.317	9.757	12.500
Value at End of Year	19.529	17.595	16.845	17.136	16.461	15.054	13.713	13.509	12.317	9.757
No. of Units	2,603,181	2,948,038	3,194,968	3,716,924	4,294,509	4,620,262	4,266,974	3,373,780	2,260,384	236,887
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.285	16.581	16.902	16.268	14.908	13.607	13.431	12.271	9.739	12.500
Value at End of Year	19.147	17.285	16.581	16.902	16.268	14.908	13.607	13.431	12.271	9.739
No. of Units	1,135,718	1,238,007	1,311,313	1,448,477	1,641,531	1,814,714	1,747,923	1,375,250	966,538	129,554
Mid Cap Index Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	30.310	25.437	26.324	24.268	18.389	15.779	16.272	13.020	12.500	—
Value at End of Year	34.823	30.310	25.437	26.324	24.268	18.389	15.779	16.272	13.020	—
No. of Units	397,450	6,597	6,072	4,200	4,299	4,588	4,279	2,830	2,668	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	29.880	25.127	26.055	24.068	18.274	15.712	16.235	13.016	12.500	—
Value at End of Year	34.261	29.880	25.127	26.055	24.068	18.274	15.712	16.235	13.016	—
No. of Units	260,757	8,151	2,332	2,338	2,334	2,460	2,471	1,262	1,193	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	7.773
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	7.759
No. of Units	—	—	—	—	—	—	—	—	—	625
Mid Cap Stock Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	20.054	20.096	19.669	18.355	13.523	11.155	12.383	10.142	7.783	12.500
Value at End of Year	25.573	20.054	20.096	19.669	18.355	13.523	11.155	12.383	10.142	7.783
No. of Units	660,900	808,519	860,442	1,021,292	1,223,000	1,481,749	1,587,920	1,095,781	589,488	105,189
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.700	19.782	19.399	18.140	13.392	11.068	12.312	10.103	7.769	12.500
Value at End of Year	25.072	19.700	19.782	19.399	18.140	13.392	11.068	12.312	10.103	7.769
No. of Units	360,916	435,652	451,326	513,598	560,916	683,116	741,740	537,597	280,741	38,477
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	8.178
No. of Units	—	—	—	—	—	—	—	—	—	271,438
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	8.164
No. of Units	—	—	—	—	—	—	—	—	—	127,510

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Mid Value Trust - Series I Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	36.584	29.735	31.039	28.288	21.702	18.303	19.405	16.840	12.500	—
Value at End of Year	40.442	36.584	29.735	31.039	28.288	21.702	18.303	19.405	16.840	—
No. of Units	70,815	76,185	92,289	99,285	127,772	158,548	179,760	186,412	203,281	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	36.027	29.341	30.689	28.026	21.544	18.205	19.340	16.817	12.500	—
Value at End of Year	39.747	36.027	29.341	30.689	28.026	21.544	18.205	19.340	16.817	—
No. of Units	34,832	38,505	45,450	47,858	58,703	66,286	77,347	79,439	88,449	—
Money Market Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	11.846	11.932	12.028	12.124	12.221	12.319	12.408	12.508	12.583	12.500
Value at End of Year	11.821	11.846	11.932	12.028	12.124	12.221	12.319	12.408	12.508	12.583
No. of Units	100,803	108,379	134,588	160,955	275,251	576,377	446,700	432,192	708,965	84,078
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.637	11.745	11.863	11.982	12.102	12.223	12.337	12.461	12.561	12.500
Value at End of Year	11.589	11.637	11.745	11.863	11.982	12.102	12.223	12.337	12.461	12.561
No. of Units	49,164	69,351	86,696	112,453	174,570	314,911	294,446	214,996	162,594	93,859
Mutual Shares Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.322	16.688	17.648	16.582	13.024	11.514	11.717	10.591	8.384	12.500
Value at End of Year	20.763	19.322	16.688	17.648	16.582	13.024	11.514	11.717	10.591	8.384
No. of Units	4,846,742	5,279,907	6,080,937	6,875,745	8,337,930	9,935,922	10,505,882	9,401,219	7,475,447	1,457,914
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.981	16.427	17.407	16.388	12.897	11.425	11.649	10.551	8.369	12.500
Value at End of Year	20.356	18.981	16.427	17.407	16.388	12.897	11.425	11.649	10.551	8.369
No. of Units	2,897,349	3,074,660	3,545,641	3,752,619	4,126,601	4,755,444	5,062,940	4,636,374	3,652,824	666,111
Small Cap Growth Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	20.032	19.741	21.832	20.459	14.313	12.389	13.401	11.066	8.289	12.500
Value at End of Year	25.133	20.032	19.741	21.832	20.459	14.313	12.389	13.401	11.066	8.289
No. of Units	18,924	23,353	21,934	20,943	20,384	26,549	24,245	6,742	5,764	878
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.679	19.432	21.533	20.219	14.174	12.293	13.324	11.024	8.274	12.500
Value at End of Year	24.641	19.679	19.432	21.533	20.219	14.174	12.293	13.324	11.024	8.274
No. of Units	8,542	12,064	8,749	9,833	9,709	9,910	9,854	7,023	2,024	1,202
Small Cap Intrinsic Value Trust (liquidated 05-29-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	5.775
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	5.765
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	30.076	24.714	25.256	23.754	17.960	15.649	15.612	12.480	9.778	12.500
Value at End of Year	30.950	30.076	24.714	25.256	23.754	17.960	15.649	15.612	12.480	9.778
No. of Units	9,110	10,867	13,690	13,824	14,425	14,904	16,423	9,890	6,945	69
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	29.546	24.327	24.910	23.475	17.785	15.528	15.522	12.433	9.761	12.500
Value at End of Year	30.344	29.546	24.327	24.910	23.475	17.785	15.528	15.522	12.433	9.761
No. of Units	13,029	13,069	12,892	13,443	13,626	15,213	14,547	13,184	10,552	754

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	14.504	13.641	12.993	12.500	—
Value at End of Year	—	—	—	—	—	—	14.504	13.641	12.993	—
No. of Units	—	—	—	—	—	—	5,427,415	4,031,269	1,525,057	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	14.427	13.595	12.975	12.500	—
Value at End of Year	—	—	—	—	—	—	14.427	13.595	12.975	—
No. of Units	—	—	—	—	—	—	2,498,412	1,963,255	758,663	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - NAV Shares (units first credited 02-11-2012)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.842	12.636	12.699	12.069	12.470	12.500	—	—	—	—
Value at End of Year	13.165	12.842	12.636	12.699	12.069	12.470	—	—	—	—
No. of Units	4,894,308	5,235,000	5,421,304	6,205,862	7,193,099	6,957,353	—	—	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.735	12.556	12.644	12.041	12.466	12.500	—	—	—	—
Value at End of Year	13.030	12.735	12.556	12.644	12.041	12.466	—	—	—	—
No. of Units	2,567,410	2,704,951	2,804,819	3,084,830	3,313,384	3,097,624	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	16.587	15.964	16.426	15.263	14.806	13.865	12.304	12.500
Value at End of Year	—	—	—	16.587	15.964	16.426	15.263	14.806	13.865	12.304
No. of Units	—	—	—	155,931	182,864	249,297	243,833	194,609	122,302	31,805
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	16.360	15.777	16.266	15.145	14.721	13.813	12.282	12.500
Value at End of Year	—	—	—	16.360	15.777	16.266	15.145	14.721	13.813	12.282
No. of Units	—	—	—	154,298	167,194	167,033	175,778	133,901	79,543	10,310
Ultra Short Term Bond Trust - Series I Shares (units first credited 08-23-2010)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.016	12.049	12.151	12.251	12.357	12.391	12.475	12.500	—	—
Value at End of Year	11.999	12.016	12.049	12.151	12.251	12.357	12.391	12.475	—	—
No. of Units	471,120	574,149	535,366	496,458	620,810	411,067	211,907	38,154	—	—
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.864	11.921	12.045	12.169	12.299	12.357	12.466	12.500	—	—
Value at End of Year	11.824	11.864	11.921	12.045	12.169	12.299	12.357	12.466	—	—
No. of Units	213,211	271,917	217,037	205,138	159,922	157,514	37,158	16,150	—	—
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	23.596	20.547	22.733	20.866	15.535	13.336	13.313	10.980	7.840	12.500
Value at End of Year	—	23.596	20.547	22.733	20.866	15.535	13.336	13.313	10.980	7.840
No. of Units	—	579,486	665,196	721,418	908,155	1,186,050	1,317,081	1,374,683	1,501,046	152,328
Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	23.180	20.225	22.422	20.621	15.383	13.233	13.236	10.939	7.826	12.500
Value at End of Year	—	23.180	20.225	22.422	20.621	15.383	13.233	13.236	10.939	7.826
No. of Units	—	370,630	424,692	426,733	481,783	584,228	644,989	690,039	742,862	71,098

To obtain a free copy of the Venture® Opportunity A Share Variable Annuity

Statement of Additional Information dated April 30, 2018,

please contact our Annuities Service Center

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2018

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York

(to be read with this Statement of Additional Information)

Venture ® Opportunity A Share Variable Annuities

Venture ® Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55445 Boston, MA 02205-5445 www.jhannuities.com

Venture® Opportunity A&B Share JHNY SEP ACCT A SAI 04/18

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; and its overnight mail address is t 30 Dan Road – Suite 55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933.The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independe nt Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2017, 2016, and 2015 were $223,192,582, $224,855,376, and $252,644,283, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with most broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

During 2017, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2017.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

3

APPENDIX A: Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2017 and 2016 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$5,079	$4,927
Stocks:
Preferred stocks	7	7
Common stocks	158	153
Mortgage loans on real estate	761	789
Real estate:
Investment properties	229	229
Cash, cash equivalents and short-term investments	11	10
Policy loans	113	104
Derivatives	704	752
Receivable for collateral on derivatives	-	9
Receivable for securities	1	1
Other invested assets	899	654

Total cash and invested assets	7,962	7,635
Investment income due and accrued	77	86
Premiums due and deferred	7	20
Amounts recoverable from reinsurers	22	22
Funds held by or deposited with reinsured companies	888	920
Net deferred tax asset	78	89
Other reinsurance receivable	24	31
Amounts due from affiliates	309	390
Other assets	12	11
Assets held in separate accounts	8,195	7,503

Total admitted assets	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,941	$5,816
Policyholders’ and beneficiaries funds	251	257
Dividends payable to policyholders	12	15
Policy benefits in process of payment	38	40
Other amount payable on reinsurance	55	41
Other policy obligations	-	1

Total policy and contract obligations	6,297	6,170
Payable to parent and affiliates	147	101
Transfers to (from) separate account, net	(26)	(31)
Asset valuation reserve	164	80
Reinsurance in unauthorized companies	7	10
Funds withheld from unauthorized reinsurers	354	334
Interest maintenance reserve	394	393
Current federal income taxes payable	59	204
Derivatives	395	456
Payables for collateral on derivatives	29	40
Other general account obligations	76	42
Obligations related to separate accounts	8,195	7,503

Total liabilities	16,091	15,302

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2017 and 2016)	2	2
Paid-in surplus	913	913
Unassigned surplus	568	490

Total capital and surplus	1,483	1,405

Total liabilities and capital and surplus	$17,574	$16,707

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,073	$1,530	$1,751
Consideration for supplementary contracts with life contingencies	13	9	12
Net investment income	323	314	335
Amortization of interest maintenance reserve	17	18	14
Commissions and expense allowance on reinsurance ceded	32	209	(34)
Reserve adjustment on reinsurance ceded	1	(427)	(8)
Separate account administrative and contract fees	105	103	110
Other revenue	40	40	30

Total premiums and other revenues	1,604	1,796	2,210

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,319	1,334	1,361
Annuity benefits	208	182	164
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	8	(5)	10
Payments on supplementary contracts with life contingencies	9	9	8
Increase (decrease) in life and long-term care reserves	124	213	988

Total benefits paid or provided	1,669	1,734	2,532

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	85	83	164
General expenses	52	50	48
Insurance taxes, licenses and fees	8	7	9
Net transfers to (from) separate accounts	(361)	(347)	(469)
Investment income ceded	36	101	90
Other deductions	(69)	(78)	(113)

Total insurance expenses and other deductions	(249)	(184)	(271)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	184	246	(51)
Dividends to policyholders	17	20	30

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	167	226	(81)
Federal income tax expense (benefit)	25	85	(74)

Income (loss) from operations before net realized capital gains (losses)	142	141	(7)

Net realized capital gains (losses)	(57)	(61)	(11)

Net income (loss)	$85	$80	$(18)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$2	$913	$300	$1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	2	913	490	1,405

Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)

Balances at December 31, 2017	$2	$913	$568	$1,483

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,100	$1,537	$2,446
Net investment income received	338	324	346
Separate account fees	105	103	110
Commissions and expenses allowance on reinsurance ceded	15	192	21
Miscellaneous income	71	50	(147)
Benefits and losses paid	(1,530)	(2,364)	(1,263)
Net transfers from (to) separate accounts	366	355	492
Commissions and expenses (paid) recovered	(107)	(179)	(228)
Dividends paid to policyholders	(21)	(22)	(1)
Federal and foreign income and capital gain taxes (paid) recovered	(176)	34	5

Net cash provided by operating activities	161	30	1,781

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,151	3,313	2,021
Stocks	19	62	1
Mortgage loans on real estate	63	40	138
Real estate	3	1	(1)
Other invested assets	119	63	32

Total investment proceeds	1,355	3,479	2,191

Cost of investments acquired:
Bonds	1,279	3,273	1,660
Stocks	2	85	70
Mortgage loans on real estate	35	24	187
Real estate	5	58	4
Other invested assets	267	300	243
Derivatives	69	60	14

Total cost of investments acquired	1,657	3,800	2,178
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(2)	(85)	(23)
Net (increase) decrease in policy loans	(9)	66	(9)

Net cash provided by (used in) investment activities	(313)	(340)	(19)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(8)	(6)
Other cash provided (applied)	160	256	(1,796)

Net cash provided by (used in) financing and miscellaneous activities	153	248	(1,802)

Net increase (decrease) in cash, cash equivalents and short-term investments	1	(62)	(40)
Cash, cash equivalents and short-term investments at beginning of year	10	72	112

Cash, cash equivalents and short-term investments at end of year	$11	$10	$72

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$-	$26	$1,395
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	-	(26)	(1,395)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, JH Illinois Real Estate Holdings, Inc. (“JHIREH”) and JH California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. The Company is holding an additional $290 million and $335 million of reserves at December 31, 2017 and 2016, respectively, as a result of asset adequacy testing (“AAT”). At December 31, 2017 and 2016, the Company held reserves of $547 million and $404 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $27 million and $29 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2017 and 2016, the Company recorded additional reserves of $231 million and $185 million, respectively, pursuant to Regulation 147. The Company is holding an additional $0 million and $45 million of reserves at December 31, 2017 and 2016, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 17% and 18% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2017 and 2016, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
U.S. government and agencies	$2,315	$6	$(118)	$2,203
States and political subdivisions	109	21	-	130
Foreign governments	38	1	(3)	36
Corporate bonds	2,188	204	(5)	2,387
Mortgage-backed and asset-backed securities	429	30	(1)	458

Total bonds	$5,079	$262	$(127)	$5,214

December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$196	$196
Due after one year through five years	1,242	1,246
Due after five years through ten years	467	478
Due after ten years	2,745	2,836
Mortgage-backed and asset-backed securities	429	458

Total	$5,079	$5,214

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$24	$16
Bonds pledged in support of exchange-traded futures	12	29
Bonds and cash pledged in support of cleared interest rate swaps	14	33

Total fair value	$50	$78

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $149 million and $169 million, with an aggregate fair value of $154 million and $175 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2017 and 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2017:
U.S. government and agencies	$458	$(6)	$1,544	$(112)	$2,002	$(118)
States and political subdivisions	4	-	2	-	6	-
Foreign governments	28	(3)	-	-	28	(3)
Corporate bonds	155	(1)	133	(4)	288	(5)
Mortgage-backed and asset-backed securities	36	-	33	(1)	69	(1)
Total	$681	$(10)	$1,712	$(117)	$2,393	$(127)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

At December 31, 2017 and 2016, there were 171 and 199 bonds that had a gross unrealized loss of which the single largest unrealized loss was $100 million and $187 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$1,014	$3,109	$1,733
Realized gross gains	43	375	43
Realized gross losses	(18)	(6)	(21)

For the years ended December 31, 2017 and 2016, realized capital losses include $0 million and $5 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 2 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	31	-	158
Affiliates*	-	-	-	-

Total stocks	$134	$33	$-	$167

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 1 and 32 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$260	East North Central	$121
Industrial	53	East South Central	11
Office buildings	199	Middle Atlantic	118
Retail	183	Mountain	57

Agricultural	-	New England	16
Agribusiness	12	Pacific	253
Mixed use	-	South Atlantic	116
Other	54	West North Central	39
		West South Central	30
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$761	Total mortgage loans on real estate	$761

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
		West South Central	22
		Canada / Other	-

Allowance	-	Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 5.01% and 3.49% for commercial loans. The Company issued no new agricultural loans during 2017. The Company issued no purchase money mortgages in 2017 or 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2017 and 2016, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$64	$54
AA	245	199
A	303	376
BBB	149	160
BB	-	-
B and lower and unrated	-	-

Total	$761	$789

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	255	251
Properties held for sale	-	-
Less accumulated depreciation	(26)	(22)

Total	$229	$229

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

a book value basis which resulted in no impact to the Company’s financial position or results of operations. In 2016, these companies were dissolved and six single member LLCs were formed to hold the real estate. The LLCs are direct subsidiaries of and wholly-owned by the Company.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $4 million, and $0 million of impairments on partnerships and LLCs in 2017, 2016, or 2015. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2017 or 2016.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$182	$189	$232
Preferred stocks	-	-	-
Common stocks	1	5	-
Mortgage loans on real estate	39	42	48
Real estate	34	35	29
Policy loans	5	4	5
Cash, cash equivalents and short-term investments	3	1	-
Other invested assets	72	42	35
Derivatives	32	33	29
Other income	(2)	1	2

Total investment income	366	352	380

Expenses
Investment expenses	(35)	(31)	(37)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(4)	(5)

Total investment expenses	(43)	(38)	(45)

Net investment income	$323	$314	$335

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$(21)	$306	$61
Less amount transferred to the IMR (net of related tax benefit (expense) of $(8) in 2017, $(130) in 2016, and $(27) in 2015)	16	241	50

Realized capital gains (losses) before tax	(37)	65	11
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	20	126	22

Net realized capital gains (losses)	$(57)	$(61)	$(11)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$17	$1
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	36	-	-	8	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$248	$6	$-	$25	$1

Other Hedging Relationships
	Interest rate swaps	$7,912	$697	$395	$697	$395
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	47	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$7,959	$698	$395	$698	$395

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$8,207	$704	$395	$723	$396

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-

Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, the Company recorded net unrealized gains of $7 million, $19 million, and $19 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 3 years.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of ($1) million, $0 million, and $0 million (including ($1) million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$12	$8	$32
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	1	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$13	$9	$32

Net realized capital gain (loss):
Interest rate swaps	$(1)	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	4	(5)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	2	(1)	-
Equity index futures	(65)	(63)	(10)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(69)	$(60)	$(15)

Total gain (loss) from derivatives in other hedging relationships	$(56)	$(51)	$17

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company had accepted collateral consisting of cash of $29 million and $40 million and various securities with a fair value of $394 million and $371 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	158	158	126	-	32

Total common stocks	158	158	126	-	32
Derivatives:
Interest rate swaps	697	697	-	697	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	698	698	-	698	-
Assets held in separate accounts	8,195	8,195	8,195	-	-

Total assets	$9,051	$9,051	$8,321	$698	$32

Liabilities:
Derivatives:
Interest rate swaps	$395	$395	$-	$395	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	395	395	-	395	-
Liabilities held in separate accounts	8,195	8,195	8,195	-	-

Total liabilities	$8,590	$8,590	$8,195	$395	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,079	$5,214	$-	$4,958	$256
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	761	829	-	-	829
Cash, cash equivalents and short term investments	11	11	11	-	-
Policy loans	113	113	-	113	-
Derivatives in effective hedge accounting and RSAT relationships	6	25	-	25	-

Total assets	$5,977	$6,201	$11	$5,096	$1,094

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders’ and beneficiaries funds	127	155	-	155	-
Derivatives in effective hedge accounting and RSAT relationships	-	1	-	1	-

Total liabilities	$205	$233	$-	$156	$77

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32

Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34

Net derivatives	-	-	-	-	-	-	-	-	-	-	-

Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$1,091	$1,085	$1,021
Assumed	206	219	1,079
Ceded	(224)	226	(349)

Net	$1,073	$1,530	$1,751

Benefits to policyholders ceded	$(403)	$(482)	$(544)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $702 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(69)	$(84)	$(2,189)
Premiums assumed	27	34	875
Benefits ceded	(157)	(185)	(85)
Benefits assumed	63	74	34

Other amounts payable on reinsurance	(3)	(4)	332
Funds held by or deposited with reinsured companies	888	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums assumed, net	$177	$183	$2,231
Benefits assumed, net	424	427	436

Other reinsurance receivable	4	9	1
Other amounts payable on reinsurance	46	41	60
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(227)	(246)	(527)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$-	$422	$-
Benefits ceded	(5)	(21)	(42)

Other amounts payable on reinsurance	-	-	3
Funds withheld from unauthorized reinsurers	4	9	15
Treaty Settlement received (paid)	-	56	(1)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies reinsured with JHRECO. The recapture resulted in pre-tax income of $59 million, of which $422 million was ceded premium, and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(4)	$-	$-
Benefits ceded	(11)	(12)	(8)

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	1	-	-
Funds withheld from unauthorized reinsurers	350	325	316
Treaty Settlement received (paid)	(3)	60	2

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$256	$2	$258
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	256	2	258
(d) Deferred tax assets nonadmitted	57	-	57

(e) Subtotal net admitted deferred tax asset (c - d)	199	2	201
(f) Deferred tax liabilities	98	25	123

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$101	$(23)	$78

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c - d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$122	$(34)	$88

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(135)	$-	$(135)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(135)	-	(135)
(d) Deferred tax assets nonadmitted	(103)	-	(103)

(e) Subtotal net admitted deferred tax asset (c - d)	(32)	-	(32)
(f) Deferred tax liabilities	(11)	(11)	(22)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(21)	$11	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

			December 31, 2017
			(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$-	$-	$-
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	211	-	211
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		121	2	123

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$199	$2	$201

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			December 31, 2016
			(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$88	$-	$88
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			-	-	-
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		143	2	145

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$231	$2	$233

			Change
			(7)	(8)	(9)
			(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
			Ordinary	Capital	Total

			(in millions)
2.	Admission calculation components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks.		$(88)	$-	$ (8	8)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)			78	-	78
	1.	Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	78	-	78
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	14	-	14
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.		(22)	-	(22)

(d)	Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))		$(32)	$-	$ (32)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

		2017	2016

		(in millions)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	1170%	1324%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,404	$1,316

Impact of tax planning strategies is as follows:

			December 31, 2017
			(1)	(2)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$256	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$199	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

			December 31, 2016
			(3)	(4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

			Change
			(5)	(6)
			(Col 1 - 3)	(Col 2 - 4)
			Ordinary	Capital

			(in millions)
(a)	Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
	1.	Adjusted Gross DTAs Amount From Note 9A1(c)	$(135)	$-
	2.	Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
	3.	Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(32)	$-
	4.	Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$25	$85	$(60)
(b) Foreign	-	-	-

(c) Subtotal	25	85	(60)
(d) Federal income tax on net capital gains	20	126	(106)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$45	$211	$(166)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2017	(2) 2016	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	235	356	(121)
(4) Investments	1	3	(2)
(5) Deferred acquisition costs	11	11	-
(6) Policyholder dividends accrual	3	5	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	1	(1)
(12) Tax credit carry-forward	2	11	(9)
(13) Other (including items <5% of total ordinary tax assets)	4	4	-

(99) Subtotal	$256	$391	$(135)
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	57	160	(103)

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$199	$231	$(32)
(e) Capital:
(1) Investments	$2	$2	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$2	$-
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$2	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$201	$233	$(32)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$76	$72	$4
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	7	(6)
(4) Policyholder reserves	15	-	15
(5) Other (including items <5% of total ordinary tax liabilities)	6	30	(24)

(99) Subtotal	$98	$109	$(11)
(b) Capital:
(1) Investments	$25	$36	$(11)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$25	$36	$(11)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$123	$145	$(22)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$78	$88	$(10)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$258	$393	$(135)
Total deferred tax liabilities	123	145	(22)

Net deferred tax assets (liabilities)	$135	$248	$(113)

Tax effect of unrealized gains and losses			25
Tax effect of unrealized foreign exchange gains (losses)			-
Other			7

Change in net deferred income taxes			$(145)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$58	$79	$(28)
Net realized capital gains (losses) before IMR at statutory rate	(7)	107	21
Change in nonadmitted assets	-	-	-
Reinsurance	(6)	(7)	18
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(6)	(6)	(19)
Tax recorded in surplus	-	1	2
Dividend received deduction	(6)	(8)	(7)
Investment in subsidiaries	-	-	1
Prior year adjustment	4	(6)	(1)
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	10	1
Pension	-	-	-
Tax rate change	152
Other	1	-	-

Total	$190	$169	$(13)

Federal and foreign income taxes incurred	$25	$85	$(74)
Capital gains tax	20	126	23
Change in net deferred income taxes	145	(42)	38

Total statutory income tax expense (benefit)	$190	$169	$(13)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Alternative minimum tax credit	2003		$-
	2004		1
	2005		1

			$2

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $17 million, $128 million and $0 million for 2017, 2016 and 2015, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($56) million and ($192) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$17	$9
Additions based on tax positions related to the current year	1	1
Payments	-	(2)
Additions for tax positions of prior years	(4)	13
Reductions for tax positions of prior years	(3)	(4)

Balance at end of year	$11	$17

Included in the balances as of December 31, 2017 and 2016, are $15 million and $17 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016 are $4 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2017, 2016, and 2015, respectively. The Company had approximately $6 million and $1 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $31 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $64 million; Change in Net Deferred Income Tax, ($152) million, and Change in nonadmitted, $37 million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $65 million, $62 million, and $68 million at December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had amounts payable of $15 million and $12 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $16 million for the years ended December 31, 2017 and 2016, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2017, 2016 and 2015, the Company was billed by JHD for underwriting commissions of $64 million, $61 million, and $69 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2017 and 2016.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2017 and 2016, the Company had a receivable from JHUSA in the amount of $170 million and $263 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $27 million, to purchase other invested assets of $493 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2017. Approximately 29% of these commitments expire in 2018.

Contingencies: As of December 31, 2017, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$82	$-	$-	$82	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,903	7,903	73%

Total with adjustment or at fair value	85	-	7,903	7,988	74%
At book value without adjustment (minimal or no charge or adjustment)	1,425	-	-	1,425	13%
Not subject to discretionary withdrawal	1,392	-	2	1,394	13%

Total (gross)	2,902	-	7,905	10,807	100%

Reinsurance ceded	1,090	-	-	1,090

Total (net)	$1,812	$-	$7,905	$9,717

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2017 and 2016. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction

	December 31,
(in millions)	2017	2016

Group Annuity Contracts (401K)	$4,930	$4,296
Variable and Fixed Annuities	2,982	2,972
Life Insurance	283	235

Total	$8,195	$7,503

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$16	$3
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$3,037	$3,021
Amount of reserve held	128	185
Net amount at risk - gross	238	402
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$1,822	$1,585
Balanced	918	1,239
Bonds	408	355
Money Market	21	23

Total	$3,169	$3,202

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2017	2016

	(in millions)
Premiums, deposits and other considerations	$785	$806

Reserves for accounts with assets at:
Fair value	8,170	7,472
Amortized cost	-	-

Total	$8,170	$7,472

	December 31,
	2017	2016

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	108	99
At fair value	7,993	7,318
At book value without fair value adjustments and with current surrender charge of less than 5%	66	53

Subtotal	8,167	7,470
Not subject to discretionary withdrawal	3	2

Total	$8,170	$7,472

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$947	$1,022	$934
Transfers from separate accounts	1,308	1,369	1,403

Net transfers to (from) separate accounts	$(361)	$(347)	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2017, 2016 and 2015.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2017

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company New York Separate Account A (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company New York Separate Account A at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A	Statement of operations and changes in contract owners’ equity

500 Index Fund Series I	Lifestyle Aggressive Portfolio Series II	For each of the two years in the period ended December 31, 2017
500 Index Fund Series II	Lifestyle Balanced Portfolio Series I
500 Index Fund Series NAV	Lifestyle Balanced Portfolio Series II
Active Bond Trust Series I	Lifestyle Conservative Portfolio Series I
Active Bond Trust Series II	Lifestyle Conservative Portfolio Series II
American Asset Allocation Trust Series I	Lifestyle Growth Portfolio Series I
American Asset Allocation Trust Series II	Lifestyle Growth Portfolio Series II
American Global Growth Trust Series II	Lifestyle Growth Portfolio Series NAV
American Global Growth Trust Series III	Lifestyle Moderate Portfolio Series I
American Growth Trust Series II	Lifestyle Moderate Portfolio Series II
American Growth Trust Series III	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Balanced Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Balanced Portfolio Series II
American International Trust Series II	Managed Volatility Conservative Portfolio Series I
American International Trust Series III	Managed Volatility Conservative Portfolio Series II
Blue Chip Growth Trust Series I	Managed Volatility Growth Portfolio Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Blue Chip Growth Trust Series II	Managed Volatility Growth Portfolio Series II
Bond Trust Series I	Managed Volatility Moderate Portfolio Series I
Bond Trust Series II	Managed Volatility Moderate Portfolio Series II
Capital Appreciation Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Value Trust Series II	Mid Cap Stock Trust Series I
Core Bond Trust Series I	Mid Cap Stock Trust Series II
Core Bond Trust Series II	Mid Value Trust Series I
DWS Equity 500 Index	Mid Value Trust Series II
Equity Income Trust Series I	Money Market Trust Series I
Equity Income Trust Series II	Money Market Trust Series II
Financial Industries Trust Series I	Mutual Shares Trust Series I
Financial Industries Trust Series II	PIMCO All Asset
Fundamental All Cap Core Trust Series II	Real Estate Securities Trust Series I
Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series II
Fundamental Large Cap Value Trust Series II	Science & Technology Trust Series I
Global Bond Trust Series I	Science & Technology Trust Series II
Global Bond Trust Series II	Short Term Government Income Trust Series I
Global Trust Series I	Short Term Government Income Trust Series II
Global Trust Series II	Small Cap Growth Trust Series II
Health Science Trust Series I	Small Cap Index Trust Series I
Health Science Trust Series II	Small Cap Index Trust Series II
High Yield Trust Series I	Small Cap Opportunities Trust Series I
High Yield Trust Series II	Small Cap Opportunities Trust Series II
International Equity Index Series I	Small Cap Value Trust Series II
International Equity Index Series II	Small Company Value Trust Series I
International Equity Index Series NAV	Small Company Value Trust Series II
International Growth Stock Trust Series II	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series II
International Small Company Trust Series II	Total Bond Market Trust Series NAV
International Value Trust Series I	Total Bond Market Trust Series II
International Value Trust Series II	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Investment Quality Bond Trust Series II	Ultra Short Term Bond Trust Series II
Lifestyle Aggressive Portfolio Series I	Utilities Trust Series I
Utilities Trust Series II
Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series I (a)	500 Index Fund Series II (b)	500 Index Fund Series NAV (c)	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$13,369,495	$13,772,047	$6,604,858	$1,569,670	$22,929,434	$6,179,953

Net Assets
Contracts in accumulation	$13,258,747	$13,699,246	$6,604,858	$1,555,398	$22,929,434	$6,167,713
Contracts in payout (annuitization)	110,748	72,801	—	14,272	—	12,240

Total net assets	$13,369,495	$13,772,047	$6,604,858	$1,569,670	$22,929,434	$6,179,953

Units outstanding	549,623	576,168	281,673	78,743	1,205,334	304,448
Unit value	$24.32	$23.90	$23.45	$19.93	$19.02	$20.30

Shares	415,202	427,438	205,184	164,020	2,390,973	432,467
Cost	$10,717,383	$9,997,514	$3,725,458	$1,604,301	$23,527,445	$5,243,193

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I
Total Assets
Investments at fair value	$80,568,521	$11,324,513	$8,175	$92,070,657	$381,837	$6,958,605

Net Assets
Contracts in accumulation	$80,451,831	$11,147,199	$8,175	$91,986,744	$381,837	$6,942,505
Contracts in payout (annuitization)	116,690	177,314	—	83,913	—	16,100

Total net assets	$80,568,521	$11,324,513	$8,175	$92,070,657	$381,837	$6,958,605

Units outstanding	4,101,329	510,338	317	2,474,764	14,162	194,694
Unit value	$19.64	$22.19	$25.79	$37.20	$26.96	$35.74

Shares	5,634,162	705,138	509	4,589,764	19,035	393,364
Cost	$63,419,755	$9,897,492	$7,132	$77,185,746	$346,694	$6,758,011

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$86,581,589	$602,464	$47,578,978	$341,413	$21,946,886	$17,067,070

Net Assets
Contracts in accumulation	$86,568,587	$602,464	$47,564,517	$341,413	$21,758,899	$17,052,192
Contracts in payout (annuitization)	13,002	—	14,461	—	187,987	14,878

Total net assets	$86,581,589	$602,464	$47,578,978	$341,413	$21,946,886	$17,067,070

Units outstanding	2,655,029	22,885	1,554,540	19,178	402,797	451,099
Unit value	$32.61	$26.33	$30.61	$17.80	$54.49	$37.83

Shares	4,911,037	34,134	2,170,574	15,618	628,490	500,501
Cost	$80,817,437	$601,952	$34,709,770	$253,974	$15,844,836	$14,622,358

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$789,610	$62,754,160	$10,945,900	$8,252,733	$24,423,953	$6,753,510

Net Assets
Contracts in accumulation	$789,610	$62,706,627	$10,930,232	$8,249,486	$24,423,953	$6,742,372
Contracts in payout (annuitization)	—	47,533	15,668	3,247	—	11,138

Total net assets	$789,610	$62,754,160	$10,945,900	$8,252,733	$24,423,953	$6,753,510

Units outstanding	56,158	4,728,473	467,008	237,706	1,060,006	388,224
Unit value	$14.06	$13.27	$23.44	$34.72	$23.04	$17.40

Shares	58,838	4,669,208	747,160	582,820	2,045,557	516,323
Cost	$806,771	$63,949,686	$9,263,287	$7,492,224	$23,578,482	$6,950,500

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I
Total Assets
Investments at fair value	$12,697,951	$3,018,021	$5,410,778	$24,033,658	$21,571,542	$628,192

Net Assets
Contracts in accumulation	$12,691,168	$3,018,021	$5,408,016	$23,998,232	$21,556,622	$628,192
Contracts in payout (annuitization)	6,783	—	2,762	35,426	14,920	—

Total net assets	$12,697,951	$3,018,021	$5,410,778	$24,033,658	$21,571,542	$628,192

Units outstanding	767,396	72,777	417,080	431,543	763,990	25,572
Unit value	$16.55	$41.47	$12.97	$55.69	$28.24	$24.57

Shares	971,534	136,069	509,010	1,373,352	1,238,320	41,907
Cost	$13,032,808	$2,040,908	$5,243,642	$21,422,714	$20,148,901	$532,085

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II
Total Assets
Investments at fair value	$3,372,868	$5,581,281	$23,259,326	$26,315,886	$1,539,691	$8,260,468

Net Assets
Contracts in accumulation	$3,372,868	$5,581,281	$23,117,958	$26,288,008	$1,539,691	$8,259,710
Contracts in payout (annuitization)	—	—	141,368	27,878	—	758

Total net assets	$3,372,868	$5,581,281	$23,259,326	$26,315,886	$1,539,691	$8,260,468

Units outstanding	131,582	137,729	792,739	974,975	42,559	410,719
Unit value	$25.63	$40.52	$29.34	$26.99	$36.18	$20.11

Shares	226,671	216,581	1,088,920	1,223,426	119,079	646,865
Cost	$2,816,420	$3,262,657	$19,145,611	$21,339,045	$1,527,902	$8,115,808

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$7,175,637	$6,511,209	$3,628,673	$11,430,146	$1,662,741	$6,102,441

Net Assets
Contracts in accumulation	$7,170,121	$6,511,209	$3,628,673	$11,421,785	$1,659,370	$6,040,496
Contracts in payout (annuitization)	5,516	—	—	8,361	3,371	61,945

Total net assets	$7,175,637	$6,511,209	$3,628,673	$11,430,146	$1,662,741	$6,102,441

Units outstanding	173,266	280,974	53,306	165,416	73,262	251,195
Unit value	$41.41	$23.17	$68.07	$69.10	$22.70	$24.29

Shares	327,505	298,542	144,973	491,408	312,545	1,123,838
Cost	$5,504,291	$5,695,274	$3,705,143	$12,937,985	$1,800,508	$6,416,455

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Equity Index Series I (d)	International Equity Index Series II (e)	International Equity Index Series NAV (f)	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$793,530	$3,140,572	$1,243,521	$2,258,992	$1,727,143	$3,662,573

Net Assets
Contracts in accumulation	$793,443	$3,140,572	$1,243,521	$2,258,992	$1,727,002	$3,660,415
Contracts in payout (annuitization)	87	—	—	—	141	2,158

Total net assets	$793,530	$3,140,572	$1,243,521	$2,258,992	$1,727,143	$3,662,573

Units outstanding	47,202	190,006	92,955	135,291	75,804	165,406
Unit value	$16.81	$16.53	$13.38	$16.70	$22.78	$22.14

Shares	43,033	170,129	67,436	121,713	108,557	230,495
Cost	$684,621	$2,605,145	$1,016,733	$1,933,663	$1,272,326	$2,534,344

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I (g)	Lifestyle Aggressive Portfolio Series II (h)
Total Assets
Investments at fair value	$5,171,791	$7,928,186	$2,868,454	$14,907,015	$1,348,143	$14,181,602

Net Assets
Contracts in accumulation	$5,156,841	$7,911,046	$2,861,313	$14,907,015	$1,348,143	$14,181,602
Contracts in payout (annuitization)	14,950	17,140	7,141	—	—	—

Total net assets	$5,171,791	$7,928,186	$2,868,454	$14,907,015	$1,348,143	$14,181,602

Units outstanding	234,196	329,320	99,178	790,773	80,838	856,462
Unit value	$22.08	$24.07	$28.92	$18.85	$16.68	$16.56

Shares	361,159	554,419	257,261	1,336,952	89,045	936,698
Cost	$4,155,144	$6,598,863	$2,983,113	$15,533,480	$1,137,798	$11,971,318

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Balanced Portfolio Series I (i)	Lifestyle Balanced Portfolio Series II (j)	Lifestyle Conservative Portfolio Series I (k)	Lifestyle Conservative Portfolio Series II (l)	Lifestyle Growth Portfolio Series I (m)	Lifestyle Growth Portfolio Series II (n)
Total Assets
Investments at fair value	$9,558,922	$366,764,240	$3,366,561	$69,705,966	$9,843,795	$763,008,233

Net Assets
Contracts in accumulation	$9,557,895	$366,585,404	$3,291,764	$69,690,289	$9,843,795	$762,819,223
Contracts in payout (annuitization)	1,027	178,836	74,797	15,677	—	189,010

Total net assets	$9,558,922	$366,764,240	$3,366,561	$69,705,966	$9,843,795	$763,008,233

Units outstanding	632,021	23,592,737	236,673	4,914,979	620,279	46,204,063
Unit value	$15.12	$15.55	$14.22	$14.18	$15.87	$16.51

Shares	638,112	24,434,660	251,424	5,198,059	599,866	46,439,941
Cost	$9,002,888	$345,394,762	$3,360,953	$69,487,107	$8,851,740	$702,302,750

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Growth Portfolio Series NAV (o)	Lifestyle Moderate Portfolio Series I (p)	Lifestyle Moderate Portfolio Series II (q)	Managed Volatility Aggressive Portfolio Series I (r)	Managed Volatility Aggressive Portfolio Series II (s)	Managed Volatility Balanced Portfolio Series I (t)
Total Assets
Investments at fair value	$248,267	$2,998,452	$121,951,183	$572,507	$5,635,913	$8,080,684

Net Assets
Contracts in accumulation	$248,267	$2,997,461	$121,943,430	$572,507	$5,635,913	$8,068,902
Contracts in payout (annuitization)	—	991	7,753	—	—	11,782

Total net assets	$248,267	$2,998,452	$121,951,183	$572,507	$5,635,913	$8,080,684

Units outstanding	19,417	204,193	8,071,177	22,898	219,769	317,522
Unit value	$12.79	$14.68	$15.11	$25.00	$25.64	$25.45

Shares	15,138	207,649	8,427,863	48,110	475,203	623,510
Cost	$246,712	$2,902,019	$117,840,066	$416,219	$4,468,307	$7,816,405

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Balanced Portfolio Series II (u)	Managed Volatility Conservative Portfolio Series I (v)	Managed Volatility Conservative Portfolio Series II (w)	Managed Volatility Growth Portfolio Series I (x)	Managed Volatility Growth Portfolio Series II (y)	Managed Volatility Moderate Portfolio Series I (z)
Total Assets
Investments at fair value	$241,590,102	$1,870,079	$54,208,304	$4,518,747	$270,530,747	$3,901,389

Net Assets
Contracts in accumulation	$241,453,229	$1,861,493	$54,170,189	$4,518,747	$270,408,543	$3,901,389
Contracts in payout (annuitization)	136,873	8,586	38,115	—	122,204	—

Total net assets	$241,590,102	$1,870,079	$54,208,304	$4,518,747	$270,530,747	$3,901,389

Units outstanding	11,513,102	67,411	2,898,349	179,736	12,506,589	138,346
Unit value	$20.98	$27.74	$18.70	$25.14	$21.63	$28.20

Shares	18,756,995	162,899	4,755,114	310,567	18,657,293	316,414
Cost	$231,522,614	$1,969,477	$58,122,335	$3,888,133	$237,509,298	$3,983,331

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series II (aa)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I
Total Assets
Investments at fair value	$91,351,219	$5,262,769	$11,428,001	$6,548,502	$11,993,094	$3,176,298

Net Assets
Contracts in accumulation	$91,351,219	$5,262,060	$11,428,001	$6,548,462	$11,970,319	$3,156,038
Contracts in payout (annuitization)	—	709	—	40	22,775	20,260

Total net assets	$91,351,219	$5,262,769	$11,428,001	$6,548,502	$11,993,094	$3,176,298

Units outstanding	4,550,514	120,152	300,493	192,962	294,205	93,196
Unit value	$20.07	$43.80	$38.03	$33.94	$40.76	$34.08

Shares	7,457,242	228,816	499,257	367,480	710,913	273,819
Cost	$94,496,076	$5,015,389	$10,257,437	$5,732,597	$10,988,747	$3,085,998

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset
Total Assets
Investments at fair value	$8,621,136	$2,182,179	$12,795,977	$1,023,475	$640,499	$1,458,620

Net Assets
Contracts in accumulation	$8,621,136	$2,174,258	$12,795,977	$1,023,475	$640,499	$1,433,292
Contracts in payout (annuitization)	—	7,921	—	—	—	25,328

Total net assets	$8,621,136	$2,182,179	$12,795,977	$1,023,475	$640,499	$1,458,620

Units outstanding	258,973	148,423	1,127,655	83,466	31,398	68,947
Unit value	$33.29	$14.70	$11.35	$12.26	$20.40	$21.16
Shares	742,561	2,182,179	12,795,977	1,023,475	96,027	132,121
Cost	$8,628,488	$2,182,179	$12,795,977	$1,023,475	$819,837	$1,451,842

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II
Total Assets
Investments at fair value	$2,075,562	$6,454,845	$6,882,826	$8,590,921	$2,615,587	$4,108,415

Net Assets
Contracts in accumulation	$2,074,849	$6,439,246	$6,882,494	$8,581,716	$2,614,643	$4,108,415
Contracts in payout (annuitization)	713	15,599	332	9,205	944	—

Total net assets	$2,075,562	$6,454,845	$6,882,826	$8,590,921	$2,615,587	$4,108,415

Units outstanding	38,283	158,813	204,636	206,492	217,528	349,157
Unit value	$54.22	$40.64	$33.63	$41.60	$12.02	$11.77

Shares	105,305	326,993	229,657	298,399	217,603	341,514
Cost	$1,513,854	$5,191,191	$4,676,261	$6,946,608	$2,719,762	$4,208,425

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,918,502	$228,110	$6,203,467	$2,948,913	$6,718,400	$3,021,743

Net Assets
Contracts in accumulation	$2,900,733	$228,110	$6,196,591	$2,948,913	$6,718,400	$3,021,743
Contracts in payout (annuitization)	17,769	—	6,876	—	—	—

Total net assets	$2,918,502	$228,110	$6,203,467	$2,948,913	$6,718,400	$3,021,743

Units outstanding	94,984	6,886	183,894	73,895	175,393	93,184
Unit value	$30.73	$33.13	$33.73	$39.91	$38.30	$32.43

Shares	302,122	14,177	387,717	92,125	213,418	150,111
Cost	$3,061,748	$204,255	$5,328,448	$2,735,290	$5,746,233	$3,164,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV (ab)	Total Bond Market Trust Series II (ac)
Total Assets
Investments at fair value	$3,016,344	$8,694,944	$3,283,978	$6,403,398	$956,096	$2,966,971

Net Assets
Contracts in accumulation	$3,016,344	$8,694,944	$3,278,336	$6,334,080	$956,096	$2,966,971
Contracts in payout (annuitization)	—	—	5,642	69,318	—	—

Total net assets	$3,016,344	$8,694,944	$3,283,978	$6,403,398	$956,096	$2,966,971

Units outstanding	62,824	224,963	139,286	280,420	73,268	237,620
Unit value	$48.01	$38.65	$23.58	$22.84	$13.05	$12.49

Shares	144,599	425,597	239,357	465,363	94,569	292,889
Cost	$2,507,779	$7,598,504	$3,270,223	$6,289,093	$996,001	$3,022,449

(ab)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ac)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II
Total Assets
Investments at fair value	$3,608,526	$6,289,425	$18,057,495	$1,468,779	$3,050,395

Net Assets
Contracts in accumulation	$3,608,526	$6,289,425	$17,753,465	$1,468,779	$3,050,395
Contracts in payout (annuitization)	—	—	304,030	—	—

Total net assets	$3,608,526	$6,289,425	$18,057,495	$1,468,779	$3,050,395

Units outstanding	144,294	196,491	1,587,792	47,399	65,678
Unit value	$25.01	$32.01	$11.37	$30.99	$46.44

Shares	161,167	281,911	1,582,603	104,021	218,353
Cost	$3,262,797	$4,374,331	$18,329,443	$1,429,760	$2,995,929

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2017 (a)	2016	2017 (b)	2016	2017 (c)	2016
Income:
Dividend distributions received	$215,909	$169,240	$193,725	$153,337	$111,292	$109,920
Expenses:
Mortality and expense risk and administrative charges	(186,390)	(66,751)	(185,218)	(143,554)	(93,483)	(87,057)

Net investment income (loss)	29,519	102,489	8,507	9,783	17,809	22,863

Realized gains (losses) on investments:
Capital gain distributions received	161,614	41,917	156,100	153,232	82,697	99,078
Net realized gain (loss)	333,895	126,585	193,555	298,724	463,494	156,010

Realized gains (losses)	495,509	168,502	349,655	451,956	546,191	255,088

Unrealized appreciation (depreciation) during the period	1,796,726	408,657	1,823,797	470,422	623,195	323,723

Net increase (decrease) in net assets from operations	2,321,754	679,648	2,181,959	932,161	1,187,195	601,674

Changes from principal transactions:
Purchase payments	15,578	13,062	42,067	189,111	8,665	21,713
Transfers between sub-accounts and the company	(131,821)	9,217,246	980,480	1,248,424	(11,767)	(108,720)
Withdrawals	(1,083,221)	(478,817)	(174,491)	(472,293)	(932,894)	(300,765)
Annual contract fee	(6,247)	(2,192)	(42,248)	(32,987)	(34,027)	(34,555)

Net increase (decrease) in net assets from principal transactions	(1,205,711)	8,749,299	805,808	932,255	(970,023)	(422,327)

Total increase (decrease) in net assets	1,116,043	9,428,947	2,987,767	1,864,416	217,172	179,347
Net assets at beginning of period	12,253,452	2,824,505	10,784,280	8,919,864	6,387,686	6,208,339

Net assets at end of period	$13,369,495	$12,253,452	$13,772,047	$10,784,280	$6,604,858	$6,387,686

	2017	2016	2017	2016	2017	2016
Units, beginning of period	602,609	154,799	538,230	487,936	325,273	347,995
Units issued	8,021	484,668	54,762	103,854	8,501	2,189
Units redeemed	(61,007)	(36,858)	(16,824)	(53,560)	(52,101)	(24,911)

Units, end of period	549,623	602,609	576,168	538,230	281,673	325,273

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$54,269	$62,076	$729,206	$775,530	$72,004	$82,205
Expenses:
Mortality and expense risk and administrative charges	(24,522)	(26,784)	(357,467)	(372,899)	(95,395)	(94,464)

Net investment income (loss)	29,747	35,292	371,739	402,631	(23,391)	(12,259)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	432,396	849,654
Net realized gain (loss)	5,671	4,935	(66,624)	33,748	616,724	254,428

Realized gains (losses)	5,671	4,935	(66,624)	33,748	1,049,120	1,104,082

Unrealized appreciation (depreciation) during the period	17,777	11,362	350,545	193,306	(156,837)	(626,674)

Net increase (decrease) in net assets from operations	53,195	51,589	655,660	629,685	868,892	465,149

Changes from principal transactions:
Purchase payments	16,400	258	41,800	34,772	3,435	15,630
Transfers between sub-accounts and the company	(31,753)	(18,706)	2,445,337	214,436	(33,101)	215,592
Withdrawals	(119,602)	(371,922)	(2,278,256)	(2,899,033)	(1,280,543)	(484,034)
Annual contract fee	(837)	(1,054)	(67,918)	(78,726)	(2,952)	(3,210)

Net increase (decrease) in net assets from principal transactions	(135,792)	(391,424)	140,963	(2,728,551)	(1,313,161)	(256,022)

Total increase (decrease) in net assets	(82,597)	(339,835)	796,623	(2,098,866)	(444,269)	209,127
Net assets at beginning of period	1,652,267	1,992,102	22,132,811	24,231,677	6,624,222	6,415,095

Net assets at end of period	$1,569,670	$1,652,267	$22,929,434	$22,132,811	$6,179,953	$6,624,222

	2017	2016	2017	2016	2017	2016
Units, beginning of period	85,668	106,375	1,198,147	1,345,944	372,129	387,070
Units issued	1,763	1,126	151,251	74,129	9,423	23,186
Units redeemed	(8,688)	(21,833)	(144,064)	(221,926)	(77,104)	(38,127)

Units, end of period	78,743	85,668	1,205,334	1,198,147	304,448	372,129

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$869,086	$898,652	$19,478	$93,906	$47	$93
Expenses:
Mortality and expense risk and administrative charges	(1,191,733)	(1,200,576)	(172,995)	(176,251)	(65)	(58)

Net investment income (loss)	(322,647)	(301,924)	(153,517)	(82,345)	(18)	35

Realized gains (losses) on investments:
Capital gain distributions received	5,368,332	10,715,205	986,546	1,500,560	656	938
Net realized gain (loss)	6,209,739	4,128,579	1,004,953	857,867	218	57

Realized gains (losses)	11,578,071	14,843,784	1,991,499	2,358,427	874	995

Unrealized appreciation (depreciation) during the period	(370,333)	(8,651,938)	1,137,901	(2,478,173)	1,257	(1,010)

Net increase (decrease) in net assets from operations	10,885,091	5,889,922	2,975,883	(202,091)	2,113	20

Changes from principal transactions:
Purchase payments	86,351	76,347	18,950	22,236	—	—
Transfers between sub-accounts and the company	(1,345,020)	(980,016)	(617,061)	(394,004)	(1,158)	530
Withdrawals	(11,211,497)	(7,529,860)	(2,220,642)	(1,414,084)	(216)	(224)
Annual contract fee	(493,151)	(535,664)	(59,797)	(67,199)	(74)	(73)

Net increase (decrease) in net assets from principal transactions	(12,963,317)	(8,969,193)	(2,878,550)	(1,853,051)	(1,448)	233

Total increase (decrease) in net assets	(2,078,226)	(3,079,271)	97,333	(2,055,142)	665	253
Net assets at beginning of period	82,646,747	85,726,018	11,227,180	13,282,322	7,510	7,257

Net assets at end of period	$80,568,521	$82,646,747	$11,324,513	$11,227,180	$8,175	$7,510

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,806,773	5,321,337	653,213	762,685	379	366
Units issued	33,289	652,788	21,953	49,301	—	46
Units redeemed	(738,733)	(1,167,352)	(164,828)	(158,773)	(62)	(33)

Units, end of period	4,101,329	4,806,773	510,338	653,213	317	379

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trus Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$252,421	$280,558	$2,696	$3,490	$70,322	$102,908
Expenses:
Mortality and expense risk and administrative charges	(1,407,713)	(1,361,419)	(4,206)	(4,220)	(102,070)	(96,366)

Net investment income (loss)	(1,155,292)	(1,080,861)	(1,510)	(730)	(31,748)	6,542

Realized gains (losses) on investments:
Capital gain distributions received	13,650,139	26,690,330	65,645	134,478	1,107,625	1,586,567
Net realized gain (loss)	8,371,146	7,401,153	34,907	12,472	382,038	408,450

Realized gains (losses)	22,021,285	34,091,483	100,552	146,950	1,489,663	1,995,017

Unrealized appreciation (depreciation) during the period	64,059	(26,682,948)	3,713	(109,623)	(215,862)	(1,423,323)

Net increase (decrease) in net assets from operations	20,930,052	6,327,674	102,755	36,597	1,242,053	578,236

Changes from principal transactions:
Purchase payments	269,282	129,751	—	180	21,225	11,440
Transfers between sub-accounts and the company	(6,051,810)	(2,505,505)	(31,191)	(2,733)	(202,427)	21,821
Withdrawals	(9,742,535)	(8,539,040)	(130,438)	(26,798)	(659,269)	(541,722)
Annual contract fee	(331,442)	(347,339)	(3,261)	(3,960)	(2,995)	(3,233)

Net increase (decrease) in net assets from principal transactions	(15,856,505)	(11,262,133)	(164,890)	(33,311)	(843,466)	(511,694)

Total increase (decrease) in net assets	5,073,547	(4,934,459)	(62,135)	3,286	398,587	66,542
Net assets at beginning of period	86,997,110	91,931,569	443,972	440,686	6,560,018	6,493,476

Net assets at end of period	$92,070,657	$86,997,110	$381,837	$443,972	$6,958,605	$6,560,018

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,957,881	3,346,604	20,854	22,432	220,494	238,872
Units issued	12,499	169,209	730	499	3,263	11,086
Units redeemed	(495,616)	(557,932)	(7,422)	(2,077)	(29,063)	(29,464)

Units, end of period	2,474,764	2,957,881	14,162	20,854	194,694	220,494

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$828,398	$1,259,658	$8,331	$15,111	$336,744	$371,112
Expenses:
Mortality and expense risk and administrative charges	(1,327,923)	(1,299,114)	(6,667)	(7,209)	(725,243)	(697,448)

Net investment income (loss)	(499,525)	(39,456)	1,664	7,902	(388,499)	(326,336)

Realized gains (losses) on investments:
Capital gain distributions received	14,166,978	20,611,269	109,805	187,758	2,416,168	—
Net realized gain (loss)	5,345,086	5,748,360	28,197	7,696	3,495,677	2,324,856

Realized gains (losses)	19,512,064	26,359,629	138,002	195,454	5,911,845	2,324,856

Unrealized appreciation (depreciation) during the period	(3,381,678)	(18,875,485)	(7,487)	(127,239)	6,522,149	(1,287,209)

Net increase (decrease) in net assets from operations	15,630,861	7,444,688	132,179	76,117	12,045,495	711,311

Changes from principal transactions:
Purchase payments	356,965	169,978	—	180	91,197	94,426
Transfers between sub-accounts and the company	(2,620,514)	(2,954,488)	(128,609)	(13,147)	(3,635,774)	513,467
Withdrawals	(8,800,149)	(8,617,022)	(163,966)	(33,760)	(4,828,810)	(4,148,489)
Annual contract fee	(328,583)	(347,489)	(4,836)	(5,512)	(184,768)	(191,979)

Net increase (decrease) in net assets from principal transactions	(11,392,281)	(11,749,021)	(297,411)	(52,239)	(8,558,155)	(3,732,575)

Total increase (decrease) in net assets	4,238,580	(4,304,333)	(165,232)	23,878	3,487,340	(3,021,264)
Net assets at beginning of period	82,343,009	86,647,342	767,696	743,818	44,091,638	47,112,902

Net assets at end of period	$86,581,589	$82,343,009	$602,464	$767,696	$47,578,978	$44,091,638

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,031,937	3,496,835	35,319	37,792	1,887,659	2,044,576
Units issued	34,743	34,134	725	274	31,283	156,328
Units redeemed	(411,651)	(499,032)	(13,159)	(2,747)	(364,402)	(313,245)

Units, end of period	2,655,029	3,031,937	22,885	35,319	1,554,540	1,887,659

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$4,000	$4,898	$14,910	$2,188	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(3,626)	(3,586)	(298,950)	(270,933)	(251,048)	(234,861)

Net investment income (loss)	374	1,312	(284,040)	(268,745)	(251,048)	(234,861)

Realized gains (losses) on investments:
Capital gain distributions received	19,366	—	1,386,327	3,054,664	1,120,642	2,484,020
Net realized gain (loss)	29,875	4,179	1,746,792	1,157,860	668,281	935,689

Realized gains (losses)	49,241	4,179	3,133,119	4,212,524	1,788,923	3,419,709

Unrealized appreciation (depreciation) during the period	50,874	4,933	3,163,166	(4,138,128)	3,128,181	(3,394,897)

Net increase (decrease) in net assets from operations	100,489	10,424	6,012,245	(194,349)	4,666,056	(210,049)

Changes from principal transactions:
Purchase payments	—	120	8,928	39,239	72,034	42,088
Transfers between sub-accounts and the company	(39,745)	11,137	(467,253)	(207,728)	(74,526)	(112,794)
Withdrawals	(89,678)	(16,536)	(2,073,530)	(1,679,845)	(2,097,567)	(2,014,824)
Annual contract fee	(2,651)	(2,956)	(9,210)	(9,815)	(42,855)	(42,885)

Net increase (decrease) in net assets from principal transactions	(132,074)	(8,235)	(2,541,065)	(1,858,149)	(2,142,914)	(2,128,415)

Total increase (decrease) in net assets	(31,585)	2,189	3,471,180	(2,052,498)	2,523,142	(2,338,464)
Net assets at beginning of period	372,998	370,809	18,475,706	20,528,204	14,543,928	16,882,392

Net assets at end of period	$341,413	$372,998	$21,946,886	$18,475,706	$17,067,070	$14,543,928

	2017	2016	2017	2016	2017	2016
Units, beginning of period	27,380	27,882	451,123	496,247	517,022	593,360
Units issued	574	2,053	6,871	10,957	64,800	40,767
Units redeemed	(8,776)	(2,555)	(55,197)	(56,081)	(130,723)	(117,105)

Units, end of period	19,178	27,380	402,797	451,123	451,099	517,022

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$22,324	$26,087	$1,603,064	$1,732,779	$6,364	$—
Expenses:
Mortality and expense risk and administrative charges	(8,124)	(8,616)	(961,604)	(1,000,641)	(149,204)	(139,360)

Net investment income (loss)	14,200	17,471	641,460	732,138	(142,840)	(139,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	845,267	1,569,547
Net realized gain (loss)	(4,990)	(1,199)	(255,603)	11,216	459,103	404,660

Realized gains (losses)	(4,990)	(1,199)	(255,603)	11,216	1,304,370	1,974,207

Unrealized appreciation (depreciation) during the period	14,032	1,737	801,245	132,054	1,835,842	(2,141,391)

Net increase (decrease) in net assets from operations	23,242	18,009	1,187,102	875,408	2,997,372	(306,544)

Changes from principal transactions:
Purchase payments	—	280	39,082	60,218	16,585	17,515
Transfers between sub-accounts and the company	56,197	30,686	5,822,527	4,514,517	(194,717)	(315,462)
Withdrawals	(179,738)	(30,623)	(7,625,836)	(6,246,610)	(982,430)	(991,152)
Annual contract fee	(5,820)	(7,010)	(283,803)	(308,741)	(5,917)	(6,301)

Net increase (decrease) in net assets from principal transactions	(129,361)	(6,667)	(2,048,030)	(1,980,616)	(1,166,479)	(1,295,400)

Total increase (decrease) in net assets	(106,119)	11,342	(860,928)	(1,105,208)	1,830,893	(1,601,944)
Net assets at beginning of period	895,729	884,387	63,615,088	64,720,296	9,115,007	10,716,951

Net assets at end of period	$789,610	$895,729	$62,754,160	$63,615,088	$10,945,900	$9,115,007

	2017	2016	2017	2016	2017	2016
Units, beginning of period	65,370	65,867	4,885,742	5,034,503	523,820	600,975
Units issued	5,359	3,179	626,354	1,528,399	5,843	2,339
Units redeemed	(14,571)	(3,676)	(783,623)	(1,677,160)	(62,655)	(79,494)

Units, end of period	56,158	65,370	4,728,473	4,885,742	467,008	523,820

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$299,495	$261,005	$145,590	$148,758
Expenses:
Mortality and expense risk and administrative charges	(120,368)	(111,348)	(377,748)	(364,154)	(107,624)	(118,305)

Net investment income (loss)	(120,368)	(111,348)	(78,253)	(103,149)	37,966	30,453

Realized gains (losses) on investments:
Capital gain distributions received	634,368	1,174,462	1,143,708	2,274,084	88,562	4,085
Net realized gain (loss)	111,309	(178,173)	351,135	351,196	(14,255)	(257)

Realized gains (losses)	745,677	996,289	1,494,843	2,625,280	74,307	3,828

Unrealized appreciation (depreciation) during the period	1,547,002	(1,215,752)	1,561,452	(1,142,065)	15,376	69,140

Net increase (decrease) in net assets from operations	2,172,311	(330,811)	2,978,042	1,380,066	127,649	103,421

Changes from principal transactions:
Purchase payments	11,728	42,647	42,905	26,487	6,350	137,310
Transfers between sub-accounts and the company	128,475	(1,232,005)	(73,679)	42,507	(129,995)	(143,597)
Withdrawals	(756,076)	(629,748)	(1,507,683)	(1,573,891)	(425,122)	(704,439)
Annual contract fee	(24,849)	(22,696)	(153,641)	(156,882)	(4,229)	(5,056)

Net increase (decrease) in net assets from principal transactions	(640,722)	(1,841,802)	(1,692,098)	(1,661,779)	(552,996)	(715,782)

Total increase (decrease) in net assets	1,531,589	(2,172,613)	1,285,944	(281,713)	(425,347)	(612,361)
Net assets at beginning of period	6,721,144	8,893,757	23,138,009	23,419,722	7,178,857	7,791,218

Net assets at end of period	$8,252,733	$6,721,144	$24,423,953	$23,138,009	$6,753,510	$7,178,857

	2017	2016	2017	2016	2017	2016
Units, beginning of period	259,722	334,149	1,137,247	1,191,344	420,069	461,318
Units issued	10,053	18,287	5,766	245,452	4,754	13,575
Units redeemed	(32,069)	(92,714)	(83,007)	(299,549)	(36,599)	(54,824)

Units, end of period	237,706	259,722	1,060,006	1,137,247	388,224	420,069

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2017	2016	2017	2016	2017 (ak)	2016
Income:
Dividend distributions received	$245,666	$274,937	$39,741	$51,598	$40,924	$—
Expenses:
Mortality and expense risk and administrative charges	(209,838)	(242,843)	(45,567)	(45,827)	(13,136)	—

Net investment income (loss)	35,828	32,094	(5,826)	5,771	27,788	—

Realized gains (losses) on investments:
Capital gain distributions received	165,853	8,536	142,168	232,880	—	—
Net realized gain (loss)	(47,954)	(8,757)	120,765	133,473	871	—

Realized gains (losses)	117,899	(221)	262,933	366,353	871	—

Unrealized appreciation (depreciation) during the period	70,416	128,251	253,700	(113,958)	167,135	—

Net increase (decrease) in net assets from operations	224,143	160,124	510,807	258,166	195,794	—

Changes from principal transactions:
Purchase payments	44,386	80,665	—	2,052	380	—
Transfers between sub-accounts and the company	(302,384)	1,247,493	(2,528)	(116,029)	5,334,385	—
Withdrawals	(1,976,489)	(2,095,234)	(315,440)	(392,754)	(117,587)	—
Annual contract fee	(29,251)	(31,038)	(14,566)	(16,364)	(2,194)	—

Net increase (decrease) in net assets from principal transactions	(2,263,738)	(798,114)	(332,534)	(523,095)	5,214,984	—

Total increase (decrease) in net assets	(2,039,595)	(637,990)	178,273	(264,929)	5,410,778	—
Net assets at beginning of period	14,737,546	15,375,536	2,839,748	3,104,677	—	—

Net assets at end of period	$12,697,951	$14,737,546	$3,018,021	$2,839,748	$5,410,778	$—

	2017	2016	2017	2016	2017	2016
Units, beginning of period	903,915	952,748	81,737	97,800	—	—
Units issued	33,119	157,961	12	85	430,269	—
Units redeemed	(169,638)	(206,794)	(8,972)	(16,148)	(13,189)	—

Units, end of period	767,396	903,915	72,777	81,737	417,080	—

(ak)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$520,348	$493,545	$435,467	$421,494	$7,157	$6,949
Expenses:
Mortality and expense risk and administrative charges	(339,674)	(328,255)	(338,836)	(326,466)	(9,181)	(7,183)

Net investment income (loss)	180,674	165,290	96,631	95,028	(2,024)	(234)

Realized gains (losses) on investments:
Capital gain distributions received	1,745,265	2,212,318	1,584,051	2,011,975	—	—
Net realized gain (loss)	155,282	25,828	618,159	708,826	12,200	(2,152)

Realized gains (losses)	1,900,547	2,238,146	2,202,210	2,720,801	12,200	(2,152)

Unrealized appreciation (depreciation) during the period	1,128,522	1,254,575	580,346	518,251	65,772	80,242

Net increase (decrease) in net assets from operations	3,209,743	3,658,011	2,879,187	3,334,080	75,948	77,856

Changes from principal transactions:
Purchase payments	14,100	34,141	103,140	116,634	5,514	1,584
Transfers between sub-accounts and the company	(459,738)	(245,820)	(686,728)	226,853	(24,817)	104,593
Withdrawals	(2,182,775)	(2,560,119)	(2,652,002)	(1,910,707)	(51,696)	(54,472)
Annual contract fee	(10,394)	(11,270)	(60,252)	(64,406)	(494)	(456)

Net increase (decrease) in net assets from principal transactions	(2,638,807)	(2,783,068)	(3,295,842)	(1,631,626)	(71,493)	51,249

Total increase (decrease) in net assets	570,936	874,943	(416,655)	1,702,454	4,455	129,105
Net assets at beginning of period	23,462,722	22,587,779	21,988,197	20,285,743	623,737	494,632

Net assets at end of period	$24,033,658	$23,462,722	$21,571,542	$21,988,197	$628,192	$623,737

	2017	2016	2017	2016	2017	2016
Units, beginning of period	480,526	542,859	894,925	965,646	28,864	27,042
Units issued	5,549	2,700	33,670	96,638	3,030	6,962
Units redeemed	(54,532)	(65,033)	(164,605)	(167,359)	(6,322)	(5,140)

Units, end of period	431,543	480,526	763,990	894,925	25,572	28,864

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$34,301	$33,437	$30,415	$9,349	$366,289	$473,234
Expenses:
Mortality and expense risk and administrative charges	(53,323)	(40,454)	(86,681)	(79,740)	(332,910)	(312,231)

Net investment income (loss)	(19,022)	(7,017)	(56,266)	(70,391)	33,379	161,003

Realized gains (losses) on investments:
Capital gain distributions received	—	—	132,139	689,426	—	—
Net realized gain (loss)	131,682	(56,457)	347,017	216,986	369,457	(115,366)

Realized gains (losses)	131,682	(56,457)	479,156	906,412	369,457	(115,366)

Unrealized appreciation (depreciation) during the period	316,669	512,372	829,860	(535,590)	2,931,335	1,660,852

Net increase (decrease) in net assets from operations	429,329	448,898	1,252,750	300,431	3,334,171	1,706,489

Changes from principal transactions:
Purchase payments	27,285	18,468	28,425	26,794	39,489	40,130
Transfers between sub-accounts and the company	(262,798)	432,732	(181,055)	(61,429)	(582,036)	(355,630)
Withdrawals	(382,905)	(262,005)	(758,394)	(496,012)	(2,066,352)	(2,029,014)
Annual contract fee	(10,343)	(6,761)	(23,867)	(23,134)	(11,716)	(12,528)

Net increase (decrease) in net assets from principal transactions	(628,761)	182,434	(934,891)	(553,781)	(2,620,615)	(2,357,042)

Total increase (decrease) in net assets	(199,432)	631,332	317,859	(253,350)	713,556	(650,553)
Net assets at beginning of period	3,572,300	2,940,968	5,263,422	5,516,772	22,545,770	23,196,323

Net assets at end of period	$3,372,868	$3,572,300	$5,581,281	$5,263,422	$23,259,326	$22,545,770

	2017	2016	2017	2016	2017	2016
Units, beginning of period	157,888	153,431	163,182	181,869	888,645	992,671
Units issued	41,200	45,802	5,654	5,195	9,604	5,381
Units redeemed	(67,506)	(41,345)	(31,107)	(23,882)	(105,510)	(109,407)

Units, end of period	131,582	157,888	137,729	163,182	792,739	888,645

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Bond Trust Series I		Global Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$366,785	$521,474	$34,812	$—	$157,900	$—
Expenses:
Mortality and expense risk and administrative charges	(413,779)	(407,396)	(21,859)	(23,840)	(128,579)	(136,972)

Net investment income (loss)	(46,994)	114,078	12,953	(23,840)	29,321	(136,972)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	668,276	(20,340)	11,821	32,058	(83,515)	(80,616)

Realized gains (losses)	668,276	(20,340)	11,821	32,058	(83,515)	(80,616)

Unrealized appreciation (depreciation) during the period	3,128,190	1,912,616	81,644	22,466	601,183	377,413

Net increase (decrease) in net assets from operations	3,749,472	2,006,354	106,418	30,684	546,989	159,825

Changes from principal transactions:
Purchase payments	40,379	40,698	1,385	1,780	14,721	44,622
Transfers between sub-accounts and the company	(1,407,284)	(1,152,407)	(13,276)	72,134	323,009	(26,775)
Withdrawals	(2,529,204)	(2,232,167)	(67,217)	(135,169)	(865,369)	(792,800)
Annual contract fee	(99,226)	(102,000)	(896)	(1,069)	(28,365)	(31,316)

Net increase (decrease) in net assets from principal transactions	(3,995,335)	(3,445,876)	(80,004)	(62,324)	(556,004)	(806,269)

Total increase (decrease) in net assets	(245,863)	(1,439,522)	26,414	(31,640)	(9,015)	(646,444)
Net assets at beginning of period	26,561,749	28,001,271	1,513,277	1,544,917	8,269,483	8,915,927

Net assets at end of period	$26,315,886	$26,561,749	$1,539,691	$1,513,277	$8,260,468	$8,269,483

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,133,566	1,305,988	45,108	47,629	446,523	480,947
Units issued	13,314	40,026	878	10,735	53,411	64,933
Units redeemed	(171,905)	(212,448)	(3,427)	(13,256)	(89,215)	(99,357)

Units, end of period	974,975	1,133,566	42,559	45,108	410,719	446,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$131,279	$296,364	$104,563	$252,795	$—	$2,271
Expenses:
Mortality and expense risk and administrative charges	(100,734)	(92,638)	(93,718)	(89,525)	(55,276)	(54,437)

Net investment income (loss)	30,545	203,726	10,845	163,270	(55,276)	(52,166)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	354,669	817,044
Net realized gain (loss)	336,705	260,134	30,147	8,714	(19,825)	33,918

Realized gains (losses)	336,705	260,134	30,147	8,714	334,844	850,962

Unrealized appreciation (depreciation) during the period	760,759	36,021	916,637	243,948	495,782	(1,302,990)

Net increase (decrease) in net assets from operations	1,128,009	499,881	957,629	415,932	775,350	(504,194)

Changes from principal transactions:
Purchase payments	7,848	6,896	85,772	64,345	75	300
Transfers between sub-accounts and the company	(65,315)	(176,980)	13,831	(422,411)	(96,597)	(222,681)
Withdrawals	(719,920)	(353,159)	(492,094)	(366,133)	(174,610)	(371,117)
Annual contract fee	(3,997)	(4,298)	(21,418)	(21,144)	(2,745)	(2,747)

Net increase (decrease) in net assets from principal transactions	(781,384)	(527,541)	(413,909)	(745,343)	(273,877)	(596,245)

Total increase (decrease) in net assets	346,625	(27,660)	543,720	(329,411)	501,473	(1,100,439)
Net assets at beginning of period	6,829,012	6,856,672	5,967,489	6,296,900	3,127,200	4,227,639

Net assets at end of period	$7,175,637	$6,829,012	$6,511,209	$5,967,489	$3,628,673	$3,127,200

	2017	2016	2017	2016	2017	2016
Units, beginning of period	193,204	209,506	306,157	348,241	57,614	68,419
Units issued	631	1,663	12,085	20,813	1,888	4,379
Units redeemed	(20,569)	(17,965)	(37,268)	(62,897)	(6,196)	(15,184)

Units, end of period	173,266	193,204	280,974	306,157	53,306	57,614

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$90,136	$123,221	$318,809	$429,720
Expenses:
Mortality and expense risk and administrative charges	(178,222)	(198,893)	(24,954)	(26,241)	(100,477)	(101,998)

Net investment income (loss)	(178,222)	(198,893)	65,182	96,980	218,332	327,722

Realized gains (losses) on investments:
Capital gain distributions received	1,219,926	3,206,222	—	—	—	—
Net realized gain (loss)	(406,156)	(642,658)	(19,763)	(71,591)	(144,853)	(421,404)

Realized gains (losses)	813,770	2,563,564	(19,763)	(71,591)	(144,853)	(421,404)

Unrealized appreciation (depreciation) during the period	1,976,247	(4,269,899)	56,619	223,587	273,962	972,961

Net increase (decrease) in net assets from operations	2,611,795	(1,905,228)	102,038	248,976	347,441	879,279

Changes from principal transactions:
Purchase payments	36,816	23,694	360	592	43,928	11,786
Transfers between sub-accounts and the company	(1,021,801)	(2,246,184)	45,185	(40,720)	127,181	120,606
Withdrawals	(1,092,394)	(772,532)	(260,816)	(269,759)	(1,026,049)	(860,372)
Annual contract fee	(38,870)	(45,699)	(3,178)	(3,306)	(20,131)	(21,060)

Net increase (decrease) in net assets from principal transactions	(2,116,249)	(3,040,721)	(218,449)	(313,193)	(875,071)	(749,040)

Total increase (decrease) in net assets	495,546	(4,945,949)	(116,411)	(64,217)	(527,630)	130,239
Net assets at beginning of period	10,934,600	15,880,549	1,779,152	1,843,369	6,630,071	6,499,832

Net assets at end of period	$11,430,146	$10,934,600	$1,662,741	$1,779,152	$6,102,441	$6,630,071

	2017	2016	2017	2016	2017	2016
Units, beginning of period	200,304	253,705	82,881	98,301	288,097	330,575
Units issued	20,544	37,569	4,612	6,382	30,423	53,866
Units redeemed	(55,432)	(90,970)	(14,231)	(21,802)	(67,325)	(96,344)

Units, end of period	165,416	200,304	73,262	82,881	251,195	288,097

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series I		International Equity Index Series II		International Equity Index Series NAV
	2017 (d)	2016	2017 (e)	2016	2017 (f)	2016
Income:
Dividend distributions received	$16,252	$18,700	$58,520	$61,568	$26,810	$28,405
Expenses:
Mortality and expense risk and administrative charges	(11,131)	(10,498)	(44,397)	(39,399)	(19,059)	(17,156)

Net investment income (loss)	5,121	8,202	14,123	22,169	7,751	11,249

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	16,577	37	28,183	6,106	47,135	16,257

Realized gains (losses)	16,577	37	28,183	6,106	47,135	16,257

Unrealized appreciation (depreciation) during the period	150,635	11,415	582,236	39,082	209,358	1,612

Net increase (decrease) in net assets from operations	172,333	19,654	624,542	67,357	264,244	29,118

Changes from principal transactions:
Purchase payments	2,586	3,201	20,673	36,661	1,465	3,372
Transfers between sub-accounts and the company	(5,157)	4,860	165,999	(137,881)	66,599	(42,013)
Withdrawals	(68,322)	(85,877)	(100,208)	(124,607)	(110,013)	(84,977)
Annual contract fee	(329)	(386)	(9,307)	(8,884)	(5,884)	(5,754)

Net increase (decrease) in net assets from principal transactions	(71,222)	(78,202)	77,157	(234,711)	(47,833)	(129,372)

Total increase (decrease) in net assets	101,111	(58,548)	701,699	(167,354)	216,411	(100,254)
Net assets at beginning of period	692,419	750,967	2,438,873	2,606,227	1,027,110	1,127,364

Net assets at end of period	$793,530	$692,419	$3,140,572	$2,438,873	$1,243,521	$1,027,110

	2017	2016	2017	2016	2017	2016
Units, beginning of period	51,668	57,702	184,607	202,431	96,228	108,511
Units issued	1,971	2,492	15,398	12,879	8,926	2,589
Units redeemed	(6,437)	(8,526)	(9,999)	(30,703)	(12,199)	(14,872)

Units, end of period	47,202	51,668	190,006	184,607	92,955	96,228

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$25,964	$37,018	$22,788	$29,065	$41,827	$52,624
Expenses:
Mortality and expense risk and administrative charges	(35,939)	(39,020)	(23,421)	(22,197)	(50,691)	(46,816)

Net investment income (loss)	(9,975)	(2,002)	(633)	6,868	(8,864)	5,808

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	111,040	4,014	68,122	60,188	154,912	140,271

Realized gains (losses)	111,040	4,014	68,122	60,188	154,912	140,271

Unrealized appreciation (depreciation) during the period	339,471	(94,002)	324,118	(14,849)	646,266	(53,811)

Net increase (decrease) in net assets from operations	440,536	(91,990)	391,607	52,207	792,314	92,268

Changes from principal transactions:
Purchase payments	14,286	48,596	574	857	4,238	4,058
Transfers between sub-accounts and the company	(522,222)	(374,522)	4,225	(66,239)	177,619	(315,580)
Withdrawals	(106,061)	(143,600)	(145,052)	(146,178)	(289,099)	(208,485)
Annual contract fee	(9,756)	(9,667)	(956)	(1,052)	(9,803)	(10,308)

Net increase (decrease) in net assets from principal transactions	(623,753)	(479,193)	(141,209)	(212,612)	(117,045)	(530,315)

Total increase (decrease) in net assets	(183,217)	(571,183)	250,398	(160,405)	675,269	(438,047)
Net assets at beginning of period	2,442,209	3,013,392	1,476,745	1,637,150	2,987,304	3,425,351

Net assets at end of period	$2,258,992	$2,442,209	$1,727,143	$1,476,745	$3,662,573	$2,987,304

	2017	2016	2017	2016	2017	2016
Units, beginning of period	175,381	210,055	82,705	94,787	171,739	202,503
Units issued	14,075	14,963	3,051	1,523	16,550	13,446
Units redeemed	(54,165)	(49,637)	(9,952)	(13,605)	(22,883)	(44,210)

Units, end of period	135,291	175,381	75,804	82,705	165,406	171,739

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$92,043	$101,511	$128,573	$141,614	$76,677	$73,513
Expenses:
Mortality and expense risk and administrative charges	(75,976)	(59,699)	(123,212)	(103,236)	(41,476)	(48,062)

Net investment income (loss)	16,067	41,812	5,361	38,378	35,201	25,451

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	12,577	20,115
Net realized gain (loss)	24,060	(73,293)	223,915	196,131	(25,633)	257

Realized gains (losses)	24,060	(73,293)	223,915	196,131	(13,056)	20,372

Unrealized appreciation (depreciation) during the period	693,236	428,305	877,804	381,972	69,557	52,341

Net increase (decrease) in net assets from operations	733,363	396,824	1,107,080	616,481	91,702	98,164

Changes from principal transactions:
Purchase payments	7,406	18,261	15,555	32,566	16,480	658
Transfers between sub-accounts and the company	(168,551)	1,005,724	(79,021)	838,891	(297,362)	51,018
Withdrawals	(400,740)	(336,848)	(756,737)	(572,013)	(191,209)	(328,076)
Annual contract fee	(2,233)	(2,010)	(24,481)	(21,837)	(3,556)	(4,351)

Net increase (decrease) in net assets from principal transactions	(564,118)	685,127	(844,684)	277,607	(475,647)	(280,751)

Total increase (decrease) in net assets	169,245	1,081,951	262,396	894,088	(383,945)	(182,587)
Net assets at beginning of period	5,002,546	3,920,595	7,665,790	6,771,702	3,252,399	3,434,986

Net assets at end of period	$5,171,791	$5,002,546	$7,928,186	$7,665,790	$2,868,454	$3,252,399

	2017	2016	2017	2016	2017	2016
Units, beginning of period	261,735	226,505	367,280	362,293	114,504	124,635
Units issued	1,390	63,438	12,165	80,379	5,697	3,524
Units redeemed	(28,929)	(28,208)	(50,125)	(75,392)	(21,023)	(13,655)

Units, end of period	234,196	261,735	329,320	367,280	99,178	114,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II
	2017	2016	2017 (g)	2016	2017 (h)	2016
Income:
Dividend distributions received	$356,561	$311,307	$20,990	$20,012	$195,120	$196,575
Expenses:
Mortality and expense risk and administrative charges	(233,713)	(247,687)	(19,887)	(17,982)	(204,258)	(192,470)

Net investment income (loss)	122,848	63,620	1,103	2,030	(9,138)	4,105

Realized gains (losses) on investments:
Capital gain distributions received	63,151	93,918	19,346	44,559	192,319	482,723
Net realized gain (loss)	(67,880)	(77,116)	20,900	(6,913)	226,096	(24,023)

Realized gains (losses)	(4,729)	16,802	40,246	37,646	418,415	458,700

Unrealized appreciation (depreciation) during the period	288,473	327,240	198,448	47,884	2,086,684	505,553

Net increase (decrease) in net assets from operations	406,592	407,662	239,797	87,560	2,495,961	968,358

Changes from principal transactions:
Purchase payments	13,203	9,860	19,585	19,629	220,899	118,610
Transfers between sub-accounts and the company	1,072,285	(45,973)	(3,299)	18,998	(619,123)	(131,316)
Withdrawals	(1,764,215)	(1,387,047)	(128,861)	(197,885)	(1,409,874)	(399,256)
Annual contract fee	(48,208)	(55,378)	(955)	(893)	(59,749)	(56,878)

Net increase (decrease) in net assets from principal transactions	(726,935)	(1,478,538)	(113,530)	(160,151)	(1,867,847)	(468,840)

Total increase (decrease) in net assets	(320,343)	(1,070,876)	126,267	(72,591)	628,114	499,518
Net assets at beginning of period	15,227,358	16,298,234	1,221,876	1,294,467	13,553,488	13,053,970

Net assets at end of period	$14,907,015	$15,227,358	$1,348,143	$1,221,876	$14,181,602	$13,553,488

	2017	2016	2017	2016	2017	2016
Units, beginning of period	825,994	903,315	87,879	100,517	980,871	1,017,695
Units issued	65,213	41,744	2,786	4,631	14,512	24,212
Units redeemed	(100,434)	(119,065)	(9,827)	(17,269)	(138,921)	(61,036)

Units, end of period	790,773	825,994	80,838	87,879	856,462	980,871

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I
	2017 (i)	2016	2017 (j)	2016	2017 (k)	2016
Income:
Dividend distributions received	$204,427	$297,913	$7,170,099	$7,674,882	$83,773	$95,359
Expenses:
Mortality and expense risk and administrative charges	(139,247)	(192,299)	(5,335,618)	(5,579,346)	(52,023)	(54,743)

Net investment income (loss)	65,180	105,614	1,834,481	2,095,536	31,750	40,616

Realized gains (losses) on investments:
Capital gain distributions received	103,929	312,818	3,989,753	8,626,493	18,847	36,945
Net realized gain (loss)	85,175	(31,619)	1,676,278	(890,853)	(1,778)	(4,235)

Realized gains (losses)	189,104	281,199	5,666,031	7,735,640	17,069	32,710

Unrealized appreciation (depreciation) during the period	851,746	222,669	29,689,788	6,362,895	129,761	27,091

Net increase (decrease) in net assets from operations	1,106,030	609,482	37,190,300	16,194,071	178,580	100,417

Changes from principal transactions:
Purchase payments	21,754	12,330	943,790	406,352	979	600
Transfers between sub-accounts and the company	(10,984)	(24,795)	(4,042,244)	(777,665)	18,072	92,868
Withdrawals	(4,735,348)	(1,262,589)	(37,754,652)	(39,965,512)	(302,866)	(303,914)
Annual contract fee	(27,123)	(37,108)	(2,114,848)	(2,261,393)	(4,963)	(5,164)

Net increase (decrease) in net assets from principal transactions	(4,751,701)	(1,312,162)	(42,967,954)	(42,598,218)	(288,778)	(215,610)

Total increase (decrease) in net assets	(3,645,671)	(702,680)	(5,777,654)	(26,404,147)	(110,198)	(115,193)
Net assets at beginning of period	13,204,593	13,907,273	372,541,894	398,946,041	3,476,759	3,591,952

Net assets at end of period	$9,558,922	$13,204,593	$366,764,240	$372,541,894	$3,366,561	$3,476,759

	2017	2016	2017	2016	2017	2016
Units, beginning of period	969,157	1,068,029	26,359,393	29,232,173	263,084	279,663
Units issued	2,051	13,529	1,389,330	3,238,683	7,071	23,910
Units redeemed	(339,187)	(112,401)	(4,155,986)	(6,111,463)	(33,482)	(40,489)

Units, end of period	632,021	969,157	23,592,737	26,359,393	236,673	263,084

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II
	2017 (l)	2016	2017 (m)	2016	2017 (n)	2016
Income:
Dividend distributions received	$1,600,615	$1,946,099	$177,412	$175,274	$12,328,231	$9,292,871
Expenses:
Mortality and expense risk and administrative charges	(1,062,049)	(1,182,252)	(138,613)	(133,387)	(8,606,850)	(7,513,526)

Net investment income (loss)	538,566	763,847	38,799	41,887	3,721,381	1,779,345

Realized gains (losses) on investments:
Capital gain distributions received	400,536	838,912	94,732	280,759	5,352,457	15,047,282
Net realized gain (loss)	16,658	(146,311)	140,106	(12,547)	6,576,781	(776,750)

Realized gains (losses)	417,194	692,601	234,838	268,212	11,929,238	14,270,532

Unrealized appreciation (depreciation) during the period	2,806,069	816,468	1,047,531	204,896	63,149,254	10,975,237

Net increase (decrease) in net assets from operations	3,761,829	2,272,916	1,321,168	514,995	78,799,873	27,025,114

Changes from principal transactions:
Purchase payments	154,541	686,690	27,124	36,726	2,442,931	2,828,816
Transfers between sub-accounts and the company	(1,227,242)	1,275,270	512,626	(10,442)	203,296,419	53,935,711
Withdrawals	(9,102,430)	(11,290,150)	(1,322,812)	(747,205)	(70,021,171)	(55,342,397)
Annual contract fee	(489,866)	(535,594)	(22,402)	(22,530)	(3,516,454)	(3,144,396)

Net increase (decrease) in net assets from principal transactions	(10,664,997)	(9,863,784)	(805,464)	(743,451)	132,201,725	(1,722,266)

Total increase (decrease) in net assets	(6,903,168)	(7,590,868)	515,704	(228,456)	211,001,598	25,302,848
Net assets at beginning of period	76,609,134	84,200,002	9,328,091	9,556,547	552,006,635	526,703,787

Net assets at end of period	$69,705,966	$76,609,134	$9,843,795	$9,328,091	$763,008,233	$552,006,635

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,659,425	6,357,271	673,390	729,527	38,102,105	38,175,249
Units issued	496,221	930,484	36,522	11,174	14,792,990	8,013,174
Units redeemed	(1,240,667)	(1,628,330)	(89,633)	(67,311)	(6,691,032)	(8,086,318)

Units, end of period	4,914,979	5,659,425	620,279	673,390	46,204,063	38,102,105

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II
	2017 (al) (o)	2016	2017 (p)	2016	2017 (q)	2016
Income:
Dividend distributions received	$4,595	$—	$67,529	$69,656	$2,516,306	$2,860,026
Expenses:
Mortality and expense risk and administrative charges	(602)	—	(42,831)	(44,688)	(1,839,693)	(1,980,867)

Net investment income (loss)	3,993	—	24,698	24,968	676,613	879,159

Realized gains (losses) on investments:
Capital gain distributions received	—	—	26,971	59,179	1,134,956	2,623,857
Net realized gain (loss)	13	—	2,936	(30,136)	444,276	(420,010)

Realized gains (losses)	13	—	29,907	29,043	1,579,232	2,203,847

Unrealized appreciation (depreciation) during the period	1,554	—	196,185	62,060	8,339,201	1,838,200

Net increase (decrease) in net assets from operations	5,560	—	250,790	116,071	10,595,046	4,921,206

Changes from principal transactions:
Purchase payments	—	—	9,221	25,011	150,573	163,711
Transfers between sub-accounts and the company	243,637	—	(27,449)	(376,941)	(393,789)	(2,090,297)
Withdrawals	(930)	—	(130,197)	(360,972)	(17,381,880)	(13,419,240)
Annual contract fee	—	—	(5,796)	(6,367)	(771,135)	(832,269)

Net increase (decrease) in net assets from principal transactions	242,707	—	(154,221)	(719,269)	(18,396,231)	(16,178,095)

Total increase (decrease) in net assets	248,267	—	96,569	(603,198)	(7,801,185)	(11,256,889)
Net assets at beginning of period	—	—	2,901,883	3,505,081	129,752,368	141,009,257

Net assets at end of period	$248,267	$—	$2,998,452	$2,901,883	$121,951,183	$129,752,368

	2017	2016	2017	2016	2017	2016
Units, beginning of period	—	—	215,113	270,257	9,303,760	10,421,879
Units issued	19,491	—	680	4,105	660,965	1,171,017
Units redeemed	(74)	—	(11,600)	(59,249)	(1,893,548)	(2,289,136)

Units, end of period	19,417	—	204,193	215,113	8,071,177	9,303,760

(al)	Sub-account available in prior year but no activity.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II		Managed Volatility Balanced Portfolio Series I
	2017 (r)	2016	2017 (s)	2016	2017 (t)	2016
Income:
Dividend distributions received	$9,368	$7,617	$82,427	$82,208	$172,353	$173,959
Expenses:
Mortality and expense risk and administrative charges	(7,835)	(6,671)	(81,277)	(79,128)	(120,389)	(125,303)

Net investment income (loss)	1,533	946	1,150	3,080	51,964	48,656

Realized gains (losses) on investments:
Capital gain distributions received	—	3,967	—	47,582	298,296	338,362
Net realized gain (loss)	5,060	258	220,341	82,193	124,622	146,440

Realized gains (losses)	5,060	4,225	220,341	129,775	422,918	484,802

Unrealized appreciation (depreciation) during the period	94,727	(3,332)	834,112	(133,003)	491,122	(280,009)

Net increase (decrease) in net assets from operations	101,320	1,839	1,055,603	(148)	966,004	253,449

Changes from principal transactions:
Purchase payments	6,042	3,934	16,019	10,291	16,150	16,251
Transfers between sub-accounts and the company	35,266	(18,091)	(76,177)	248,139	(68,091)	(393,972)
Withdrawals	(30,831)	(3,572)	(861,817)	(553,153)	(1,139,654)	(811,570)
Annual contract fee	(480)	(434)	(26,768)	(26,746)	(15,314)	(15,746)

Net increase (decrease) in net assets from principal transactions	9,997	(18,163)	(948,743)	(321,469)	(1,206,909)	(1,205,037)

Total increase (decrease) in net assets	111,317	(16,324)	106,860	(321,617)	(240,905)	(951,588)
Net assets at beginning of period	461,190	477,514	5,529,053	5,850,670	8,321,589	9,273,177

Net assets at end of period	$572,507	$461,190	$5,635,913	$5,529,053	$8,080,684	$8,321,589

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,367	23,226	262,379	278,612	368,764	422,443
Units issued	1,827	188	2,812	16,469	8,196	4,819
Units redeemed	(1,296)	(1,047)	(45,422)	(32,702)	(59,438)	(58,498)

Units, end of period	22,898	22,367	219,769	262,379	317,522	368,764

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II
	2017 (u)	2016	2017 (v)	2016	2017 (w)	2016
Income:
Dividend distributions received	$4,729,024	$4,612,059	$46,493 $	53,678	$1,254,832	$1,311,512
Expenses:
Mortality and expense risk and administrative charges	(3,503,560)	(3,621,322)	(30,717)	(34,326)	(826,754)	(906,047)

Net investment income (loss)	1,225,464	990,737	15,776	19,352	428,078	405,465

Realized gains (losses) on investments:
Capital gain distributions received	8,977,602	10,217,723	34,526	50,317	999,361	1,357,788
Net realized gain (loss)	3,787,778	3,110,654	(56,894)	(76,801)	(1,528,245)	(1,581,421)

Realized gains (losses)	12,765,380	13,328,377	(22,368)	(26,484)	(528,884)	(223,633)

Unrealized appreciation (depreciation) during the period	13,894,521	(6,776,226)	133,202	76,364	3,461,310	1,569,287

Net increase (decrease) in net assets from operations	27,885,365	7,542,888	126,610	69,232	3,360,504	1,751,119

Changes from principal transactions:
Purchase payments	165,922	136,580	—	250,000	22,734	49,742
Transfers between sub-accounts and the company	(1,753,807)	(405,886)	292	(189,068)	2,462,336	1,215,555
Withdrawals	(25,796,752)	(22,985,491)	(475,929)	(191,501)	(9,825,393)	(7,546,377)
Annual contract fee	(1,374,148)	(1,476,683)	(774)	(824)	(361,919)	(384,107)

Net increase (decrease) in net assets from principal transactions	(28,758,785)	(24,731,480)	(476,411)	(131,393)	(7,702,242)	(6,665,187)

Total increase (decrease) in net assets	(873,420)	(17,188,592)	(349,801)	(62,161)	(4,341,738)	(4,914,068)
Net assets at beginning of period	242,463,522	259,652,114	2,219,880	2,282,041	58,550,042	63,464,110

Net assets at end of period	$241,590,102	$242,463,522	$1,870,079	$2,219,880	$54,208,304	$58,550,042

	2017	2016	2017	2016	2017	2016
Units, beginning of period	12,926,960	14,248,585	86,152	90,633	3,300,302	3,576,807
Units issued	648,260	1,601,638	77	15,511	465,023	809,243
Units redeemed	(2,062,118)	(2,923,263)	(18,818)	(19,992)	(866,976)	(1,085,748)

Units, end of period	11,513,102	12,926,960	67,411	86,152	2,898,349	3,300,302

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I
	2017 (x)	2016	2017 (y)	2016	2017 (z)	2016
Income:
Dividend distributions received	$86,033	$80,456	$4,661,569	$4,239,286	$88,134	$77,745
Expenses:
Mortality and expense risk and administrative charges	(61,481)	(60,245)	(3,884,785)	(3,869,814)	(54,735)	(56,686)

Net investment income (loss)	24,552	20,211	776,784	369,472	33,399	21,059

Realized gains (losses) on investments:
Capital gain distributions received	162,388	121,800	9,764,785	7,390,886	113,920	131,033
Net realized gain (loss)	116,846	45,473	7,258,616	6,172,631	7,237	(37,053)

Realized gains (losses)	279,234	167,273	17,023,401	13,563,517	121,157	93,980

Unrealized appreciation (depreciation) during the period	382,394	(111,233)	22,722,843	(9,994,789)	198,037	10,818

Net increase (decrease) in net assets from operations	686,180	76,251	40,523,028	3,938,200	352,593	125,857

Changes from principal transactions:
Purchase payments	6,802	5,725	299,113	395,743	21,526	—
Transfers between sub-accounts and the company	12,287	(89,904)	2,968,827	(8,726,864)	283,341	(37,623)
Withdrawals	(503,283)	(105,083)	(24,970,519)	(19,707,205)	(373,954)	(728,235)
Annual contract fee	(8,928)	(8,714)	(1,656,964)	(1,708,439)	(1,735)	(1,748)

Net increase (decrease) in net assets from principal transactions	(493,122)	(197,976)	(23,359,543)	(29,746,765)	(70,822)	(767,606)

Total increase (decrease) in net assets	193,058	(121,725)	17,163,485	(25,808,565)	281,771	(641,749)
Net assets at beginning of period	4,325,689	4,447,414	253,367,262	279,175,827	3,619,618	4,261,367

Net assets at end of period	$4,518,747	$4,325,689	$270,530,747	$253,367,262	$3,901,389	$3,619,618

	2017	2016	2017	2016	2017	2016
Units, beginning of period	201,629	212,108	13,685,000	15,416,864	144,012	182,898
Units issued	744	579	893,453	1,428,393	13,639	1,058
Units redeemed	(22,637)	(11,058)	(2,071,864)	(3,160,257)	(19,305)	(39,944)

Units, end of period	179,736	201,629	12,506,589	13,685,000	138,346	144,012

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2017 (aa)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,912,243	$1,908,447	$15,120	$14,721	$27,803	$89,658
Expenses:
Mortality and expense risk and administrative charges	(1,354,827)	(1,450,112)	(29,609)	(18,531)	(149,139)	(140,232)

Net investment income (loss)	557,416	458,335	(14,489)	(3,810)	(121,336)	(50,574)

Realized gains (losses) on investments:
Capital gain distributions received	3,059,429	3,646,027	80,827	107,178	559,943	821,856
Net realized gain (loss)	(182,154)	(221,421)	34,280	47,035	399,482	200,007

Realized gains (losses)	2,877,275	3,424,606	115,107	154,213	959,425	1,021,863

Unrealized appreciation (depreciation) during the period	5,791,808	(313,389)	199,872	60,116	424,029	547,901

Net increase (decrease) in net assets from operations	9,226,499	3,569,552	300,490	210,519	1,262,118	1,519,190

Changes from principal transactions:
Purchase payments	25,879	217,692	1,087	105	24,287	28,193
Transfers between sub-accounts and the company	279,016	977,227	3,893,722	(36,526)	1,322,815	(223,856)
Withdrawals	(15,671,675)	(11,334,261)	(223,890)	(156,742)	(714,851)	(775,589)
Annual contract fee	(571,658)	(598,035)	(725)	(630)	(35,979)	(35,159)

Net increase (decrease) in net assets from principal transactions	(15,938,438)	(10,737,377)	3,670,194	(193,793)	596,272	(1,006,411)

Total increase (decrease) in net assets	(6,711,939)	(7,167,825)	3,970,684	16,726	1,858,390	512,779
Net assets at beginning of period	98,063,158	105,230,983	1,292,085	1,275,359	9,569,611	9,056,832

Net assets at end of period	$91,351,219	$98,063,158	$5,262,769	$1,292,085	$11,428,001	$9,569,611

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,330,405	5,792,704	33,692	39,339	292,032	324,513
Units issued	356,990	1,082,738	92,032	1,795	72,698	17,213
Units redeemed	(1,136,881)	(1,545,037)	(5,572)	(7,442)	(64,237)	(49,694)

Units, end of period	4,550,514	5,330,405	120,152	33,692	300,493	292,032

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$30,426	$34,821
Expenses:
Mortality and expense risk and administrative charges	(97,595)	(94,639)	(178,847)	(166,782)	(49,549)	(47,396)

Net investment income (loss)	(97,595)	(94,639)	(178,847)	(166,782)	(19,123)	(12,575)

Realized gains (losses) on investments:
Capital gain distributions received	133,117	463,545	258,243	844,631	285,437	368,252
Net realized gain (loss)	259,146	7,368	1,576	(144,870)	50,230	67,527

Realized gains (losses)	392,263	470,913	259,819	699,761	335,667	435,779

Unrealized appreciation (depreciation) during the period	1,210,577	(475,644)	2,604,083	(743,491)	(26,619)	181,350

Net increase (decrease) in net assets from operations	1,505,245	(99,370)	2,685,055	(210,512)	289,925	604,554

Changes from principal transactions:
Purchase payments	2,056	3,679	104,146	64,264	445	900
Transfers between sub-accounts and the company	(205,342)	(172,508)	156,361	(921,676)	(166,514)	101,099
Withdrawals	(794,387)	(638,815)	(1,474,125)	(777,909)	(223,354)	(202,359)
Annual contract fee	(4,708)	(5,181)	(34,361)	(32,631)	(2,276)	(2,140)

Net increase (decrease) in net assets from principal transactions	(1,002,381)	(812,825)	(1,247,979)	(1,667,952)	(391,699)	(102,500)

Total increase (decrease) in net assets	502,864	(912,195)	1,437,076	(1,878,464)	(101,774)	502,054
Net assets at beginning of period	6,045,638	6,957,833	10,556,018	12,434,482	3,278,072	2,776,018

Net assets at end of period	$6,548,502	$6,045,638	$11,993,094	$10,556,018	$3,176,298	$3,278,072

	2017	2016	2017	2016	2017	2016
Units, beginning of period	226,257	257,571	329,009	389,495	105,277	108,785
Units issued	3,572	1,978	10,924	14,312	390	7,843
Units redeemed	(36,867)	(33,292)	(45,728)	(74,798)	(12,471)	(11,351)

Units, end of period	192,962	226,257	294,205	329,009	93,196	105,277

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$65,407	$76,307	$13,484	$1,897	$52,732	$—
Expenses:
Mortality and expense risk and administrative charges	(133,787)	(127,335)	(34,828)	(40,435)	(211,942)	(251,792)

Net investment income (loss)	(68,380)	(51,028)	(21,344)	(38,538)	(159,210)	(251,792)

Realized gains (losses) on investments:
Capital gain distributions received	778,494	975,078	25	—	153	—
Net realized gain (loss)	309,749	428,620	—	—	—	—

Realized gains (losses)	1,088,243	1,403,698	25	—	153	—

Unrealized appreciation (depreciation) during the period	(246,373)	277,807	(1)	(1)	2	(1)

Net increase (decrease) in net assets from operations	773,490	1,630,477	(21,320)	(38,539)	(159,055)	(251,793)

Changes from principal transactions:
Purchase payments	52,599	6,008	—	65,000	—	86,000
Transfers between sub-accounts and the company	(288,937)	303,433	(294,602)	(91,018)	(646,509)	(561,990)
Withdrawals	(798,460)	(888,998)	(119,006)	(232,133)	(1,711,983)	(1,982,649)
Annual contract fee	(27,138)	(26,012)	(3,961)	(4,279)	(96,969)	(118,490)

Net increase (decrease) in net assets from principal transactions	(1,061,936)	(605,569)	(417,569)	(262,430)	(2,455,461)	(2,577,129)

Total increase (decrease) in net assets	(288,446)	1,024,908	(438,889)	(300,969)	(2,614,516)	(2,828,922)
Net assets at beginning of period	8,909,582	7,884,674	2,621,068	2,922,037	15,410,493	18,239,415

Net assets at end of period	$8,621,136	$8,909,582	$2,182,179	$2,621,068	$12,795,977	$15,410,493

	2017	2016	2017	2016	2017	2016
Units, beginning of period	292,588	315,036	178,707	194,978	1,343,147	1,564,828
Units issued	12,545	20,583	1,179	6,813	29,000	89,377
Units redeemed	(46,160)	(43,031)	(31,463)	(23,084)	(244,492)	(311,058)

Units, end of period	258,973	292,588	148,423	178,707	1,127,655	1,343,147

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2017	2016 (am)	2017	2016	2017	2016
Income:
Dividend distributions received	$6,754	$1,218	$39,586	$48,529	$61,431	$35,527
Expenses:
Mortality and expense risk and administrative charges	(16,916)	(12,428)	(6,767)	(7,037)	(22,729)	(27,740)

Net investment income (loss)	(10,162)	(11,210)	32,819	41,492	38,702	7,787

Realized gains (losses) on investments:
Capital gain distributions received	12	—	290,717	65,729	—	—
Net realized gain (loss)	—	—	(28,988)	17,514	(9,146)	(87,044)

Realized gains (losses)	12	—	261,729	83,243	(9,146)	(87,044)

Unrealized appreciation (depreciation) during the period	(1)	1	(244,479)	(15,975)	125,765	268,586

Net increase (decrease) in net assets from operations	(10,151)	(11,209)	50,069	108,760	155,321	189,329

Changes from principal transactions:
Purchase payments	—	—	—	240	—	108
Transfers between sub-accounts and the company	8,518	1,225,930	24,606	(36,690)	(37,350)	(299,583)
Withdrawals	(64,193)	(113,296)	(177,876)	(36,939)	(61,839)	(492,039)
Annual contract fee	(6,790)	(5,334)	(5,176)	(6,187)	(3,513)	(4,441)

Net increase (decrease) in net assets from principal transactions	(62,465)	1,107,300	(158,446)	(79,576)	(102,702)	(795,955)

Total increase (decrease) in net assets	(72,616)	1,096,091	(108,377)	29,184	52,619	(606,626)
Net assets at beginning of period	1,096,091	—	748,876	719,692	1,406,001	2,012,627

Net assets at end of period	$1,023,475	$1,096,091	$640,499	$748,876	$1,458,620	$1,406,001

	2017	2016	2017	2016	2017	2016
Units, beginning of period	88,535	—	39,320	43,662	75,286	119,763
Units issued	659	103,796	2,220	216	1,524	693
Units redeemed	(5,728)	(15,261)	(10,142)	(4,558)	(7,863)	(45,170)

Units, end of period	83,466	88,535	31,398	39,320	68,947	75,286

(am)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$10,755	$74,238	$23,209	$230,584	$3,579	$—
Expenses:
Mortality and expense risk and administrative charges	(31,334)	(33,373)	(105,623)	(116,816)	(98,779)	(88,407)

Net investment income (loss)	(20,579)	40,865	(82,414)	113,768	(95,200)	(88,407)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	382,874	810,349
Net realized gain (loss)	109,598	120,731	379,817	453,286	853,876	466,656

Realized gains (losses)	109,598	120,731	379,817	453,286	1,236,750	1,277,005

Unrealized appreciation (depreciation) during the period	4,981	(47,036)	(4,169)	(200,411)	1,063,604	(797,756)

Net increase (decrease) in net assets from operations	94,000	114,560	293,234	366,643	2,205,154	390,842

Changes from principal transactions:
Purchase payments	861	1,311	18,010	24,546	2,661	2,686
Transfers between sub-accounts and the company	(39,846)	(27,496)	(262,513)	(524,111)	(140,337)	(156,296)
Withdrawals	(136,297)	(116,945)	(773,480)	(521,021)	(1,247,690)	(643,287)
Annual contract fee	(916)	(1,051)	(17,550)	(19,002)	(4,537)	(4,742)

Net increase (decrease) in net assets from principal transactions	(176,198)	(144,181)	(1,035,533)	(1,039,588)	(1,389,903)	(801,639)

Total increase (decrease) in net assets	(82,198)	(29,621)	(742,299)	(672,945)	815,251	(410,797)
Net assets at beginning of period	2,157,760	2,187,381	7,197,144	7,870,089	6,067,575	6,478,372

Net assets at end of period	$2,075,562	$2,157,760	$6,454,845	$7,197,144	$6,882,826	$6,067,575

	2017	2016	2017	2016	2017	2016
Units, beginning of period	41,646	44,467	186,391	211,580	249,063	284,406
Units issued	382	1,849	4,042	16,674	3,577	3,047
Units redeemed	(3,745)	(4,670)	(31,620)	(41,863)	(48,004)	(38,390)

Units, end of period	38,283	41,646	158,813	186,391	204,636	249,063

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$38,869	$46,838	$44,501	$59,958
Expenses:
Mortality and expense risk and administrative charges	(118,797)	(93,898)	(44,255)	(43,835)	(62,939)	(79,438)

Net investment income (loss)	(118,797)	(93,898)	(5,386)	3,003	(18,438)	(19,480)

Realized gains (losses) on investments:
Capital gain distributions received	443,639	864,842	—	—	—	—
Net realized gain (loss)	478,321	286,509	(49,861)	(35,215)	(30,384)	(58,790)

Realized gains (losses)	921,960	1,151,351	(49,861)	(35,215)	(30,384)	(58,790)

Unrealized appreciation (depreciation) during the period	1,641,632	(667,883)	30,223	6,833	3,950	36,009

Net increase (decrease) in net assets from operations	2,444,795	389,570	(25,024)	(25,379)	(44,872)	(42,261)

Changes from principal transactions:
Purchase payments	73,212	38,827	17,720	351,690	200,000	17,462
Transfers between sub-accounts and the company	600,105	32,332	417,582	(335,037)	420,803	(841,109)
Withdrawals	(750,590)	(572,511)	(609,091)	(183,549)	(553,845)	(755,347)
Annual contract fee	(23,469)	(20,020)	(1,401)	(1,581)	(8,166)	(12,847)

Net increase (decrease) in net assets from principal transactions	(100,742)	(521,372)	(175,190)	(168,477)	58,792	(1,591,841)

Total increase (decrease) in net assets	2,344,053	(131,802)	(200,214)	(193,856)	13,920	(1,634,102)
Net assets at beginning of period	6,246,868	6,378,670	2,815,801	3,009,657	4,094,495	5,728,597

Net assets at end of period	$8,590,921	$6,246,868	$2,615,587	$2,815,801	$4,108,415	$4,094,495

	2017	2016	2017	2016	2017	2016
Units, beginning of period	208,877	228,134	231,184	244,909	343,778	475,884
Units issued	81,449	24,257	46,757	42,476	144,536	103,612
Units redeemed	(83,834)	(43,514)	(60,413)	(56,201)	(139,157)	(235,718)

Units, end of period	206,492	208,877	217,528	231,184	349,157	343,778

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$986	$2,696	$15,369	$52,503
Expenses:
Mortality and expense risk and administrative charges	(42,014)	(36,943)	(3,374)	(3,993)	(96,041)	(85,638)

Net investment income (loss)	(42,014)	(36,943)	(2,388)	(1,297)	(80,672)	(33,135)

Realized gains (losses) on investments:
Capital gain distributions received	—	239,720	9,035	17,974	245,873	421,700
Net realized gain (loss)	(91,144)	(271,176)	(1,039)	(11,737)	185,074	138,003

Realized gains (losses)	(91,144)	(31,456)	7,996	6,237	430,947	559,703

Unrealized appreciation (depreciation) during the period	737,502	36,113	20,748	35,067	373,386	459,028

Net increase (decrease) in net assets from operations	604,344	(32,286)	26,356	40,007	723,661	985,596

Changes from principal transactions:
Purchase payments	1,867	1,137	355	70	13,882	21,791
Transfers between sub-accounts and the company	(106,232)	(142,682)	(3,393)	(79,821)	(227,731)	150,409
Withdrawals	(156,730)	(148,546)	(23,263)	(77,847)	(557,125)	(374,289)
Annual contract fee	(6,264)	(6,002)	(131)	(165)	(24,187)	(23,657)

Net increase (decrease) in net assets from principal transactions	(267,359)	(296,093)	(26,432)	(157,763)	(795,161)	(225,746)

Total increase (decrease) in net assets	336,985	(328,379)	(76)	(117,756)	(71,500)	759,850
Net assets at beginning of period	2,581,517	2,909,896	228,186	345,942	6,274,967	5,515,117

Net assets at end of period	$2,918,502	$2,581,517	$228,110	$228,186	$6,203,467	$6,274,967

	2017	2016	2017	2016	2017	2016
Units, beginning of period	104,832	120,335	7,757	14,024	209,360	218,246
Units issued	3,613	9,885	52	279	3,447	13,373
Units redeemed	(13,461)	(25,388)	(923)	(6,546)	(28,913)	(22,259)

Units, end of period	94,984	104,832	6,886	7,757	183,894	209,360

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$12,114	$12,485	$15,525	$15,426	$22,219	$15,850
Expenses:
Mortality and expense risk and administrative charges	(42,604)	(39,593)	(96,595)	(88,771)	(49,777)	(50,424)

Net investment income (loss)	(30,490)	(27,108)	(81,070)	(73,345)	(27,558)	(34,574)

Realized gains (losses) on investments:
Capital gain distributions received	189,178	252,233	428,774	559,256	235,153	437,786
Net realized gain (loss)	22,546	79,426	248,341	209,991	(152,280)	(537)

Realized gains (losses)	211,724	331,659	677,115	769,247	82,873	437,249

Unrealized appreciation (depreciation) during the period	82,913	146,500	(17,544)	291,198	(27,537)	237,948

Net increase (decrease) in net assets from operations	264,147	451,051	578,501	987,100	27,778	640,623

Changes from principal transactions:
Purchase payments	710	1,410	131,355	171,249	438	408
Transfers between sub-accounts and the company	14,300	(76,812)	(70,941)	(359,352)	(424,278)	136,291
Withdrawals	(239,088)	(191,766)	(444,195)	(379,698)	(336,025)	(245,342)
Annual contract fee	(979)	(1,079)	(26,145)	(25,080)	(8,390)	(8,416)

Net increase (decrease) in net assets from principal transactions	(225,057)	(268,247)	(409,926)	(592,881)	(768,255)	(117,059)

Total increase (decrease) in net assets	39,090	182,804	168,575	394,219	(740,477)	523,564
Net assets at beginning of period	2,909,823	2,727,019	6,549,825	6,155,606	3,762,220	3,238,656

Net assets at end of period	$2,948,913	$2,909,823	$6,718,400	$6,549,825	$3,021,743	$3,762,220

	2017	2016	2017	2016	2017	2016
Units, beginning of period	79,802	88,066	187,123	214,916	119,161	122,892
Units issued	1,233	96	6,076	8,299	7,464	24,224
Units redeemed	(7,140)	(8,360)	(17,806)	(36,092)	(33,441)	(27,955)

Units, end of period	73,895	79,802	175,393	187,123	93,184	119,161

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$6,742	$20,445	$17,385	$44,211	$102,752	$83,028
Expenses:
Mortality and expense risk and administrative charges	(43,831)	(39,449)	(132,350)	(120,197)	(47,676)	(50,722)

Net investment income (loss)	(37,089)	(19,004)	(114,965)	(75,986)	55,076	32,306

Realized gains (losses) on investments:
Capital gain distributions received	410,738	403,007	1,215,598	1,171,662	—	—
Net realized gain (loss)	138,236	89,402	652,644	352,672	(12,478)	(24,293)

Realized gains (losses)	548,974	492,409	1,868,242	1,524,334	(12,478)	(24,293)

Unrealized appreciation (depreciation) during the period	(238,324)	240,150	(989,664)	616,563	92,057	118,105

Net increase (decrease) in net assets from operations	273,561	713,555	763,613	2,064,911	134,655	126,118

Changes from principal transactions:
Purchase payments	4,796	6,057	35,532	9,731	14,021	3,940
Transfers between sub-accounts and the company	(68,745)	(15,680)	(360,685)	219,052	(9,950)	(49,582)
Withdrawals	(175,956)	(213,639)	(852,246)	(366,176)	(244,993)	(296,707)
Annual contract fee	(1,406)	(1,425)	(19,483)	(20,048)	(1,678)	(2,165)

Net increase (decrease) in net assets from principal transactions	(241,311)	(224,687)	(1,196,882)	(157,441)	(242,600)	(344,514)

Total increase (decrease) in net assets	32,250	488,868	(433,269)	1,907,470	(107,945)	(218,396)
Net assets at beginning of period	2,984,094	2,495,226	9,128,213	7,220,743	3,391,923	3,610,319

Net assets at end of period	$3,016,344	$2,984,094	$8,694,944	$9,128,213	$3,283,978	$3,391,923

	2017	2016	2017	2016	2017	2016
Units, beginning of period	68,247	74,363	260,226	267,334	149,715	165,249
Units issued	962	2,087	5,759	21,285	1,317	2,421
Units redeemed	(6,385)	(8,203)	(41,022)	(28,393)	(11,746)	(17,955)

Units, end of period	62,824	68,247	224,963	260,226	139,286	149,715

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II
	2017	2016	2017(ab)	2016	2017(ac)	2016
Income:
Dividend distributions received	$188,290	$155,568	$27,851	$28,510	$71,580	$123,459
Expenses:
Mortality and expense risk and administrative charges	(105,923)	(114,479)	(9,658)	(10,216)	(44,586)	(75,047)

Net investment income (loss)	82,367	41,089	18,193	18,294	26,994	48,412

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	65,304	(40,472)	(13,531)	(3,897)	(25,615)	(83,165)

Realized gains (losses)	65,304	(40,472)	(13,531)	(3,897)	(25,615)	(83,165)

Unrealized appreciation (depreciation) during the period	102,956	238,942	19,492	680	41,452	90,788

Net increase (decrease) in net assets from operations	250,627	239,559	24,154	15,077	42,831	56,035

Changes from principal transactions:
Purchase payments	50,787	10,826	—	280	1,375	1,375
Transfers between sub-accounts and the company	(310,960)	62,306	71,736	42,497	254,304	(1,019,685)
Withdrawals	(703,906)	(800,332)	(193,568)	(40,842)	(505,150)	(999,748)
Annual contract fee	(23,415)	(25,148)	(7,038)	(8,243)	(20,049)	(24,162)

Net increase (decrease) in net assets from principal transactions	(987,494)	(752,348)	(128,870)	(6,308)	(269,520)	(2,042,220)

Total increase (decrease) in net assets	(736,867)	(512,789)	(104,716)	8,769	(226,689)	(1,986,185)
Net assets at beginning of period	7,140,265	7,653,054	1,060,812	1,052,043	3,193,660	5,179,845

Net assets at end of period	$6,403,398	$7,140,265	$956,096	$1,060,812	$2,966,971	$3,193,660

	2017	2016	2017	2016	2017	2016
Units, beginning of period	327,692	363,631	83,174	83,680	259,214	421,049
Units issued	28,867	20,811	6,968	4,827	69,657	206,252
Units redeemed	(76,139)	(56,750)	(16,874)	(5,333)	(91,251)	(368,087)

Units, end of period	280,420	327,692	73,268	83,174	237,620	259,214

(ab)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ac)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$45,677	$6,638	$68,560	$59,872	$257,413	$324,473
Expenses:
Mortality and expense risk and administrative charges	(36,600)	(7,049)	(89,703)	(77,421)	(298,434)	(289,837)

Net investment income (loss)	9,077	(411)	(21,143)	(17,549)	(41,021)	34,636

Realized gains (losses) on investments:
Capital gain distributions received	69,878	7,493	122,534	77,983	—	—
Net realized gain (loss)	98,115	28,085	179,159	305,749	(153,249)	(151,933)

Realized gains (losses)	167,993	35,578	301,693	383,732	(153,249)	(151,933)

Unrealized appreciation (depreciation) during the period	247,445	10,967	685,612	111,014	(14,431)	(125,288)

Net increase (decrease) in net assets from operations	424,515	46,134	966,162	477,197	(208,701)	(242,585)

Changes from principal transactions:
Purchase payments	12,089	9,963	14,647	65,212	1,147,019	1,494,666
Transfers between sub-accounts and the company	2,886,890	(7,480)	818,678	(172,656)	9,704,029	22,251,682
Withdrawals	(194,101)	(62,534)	(343,159)	(641,755)	(13,431,965)	(13,562,842)
Annual contract fee	(1,372)	(497)	(22,501)	(22,175)	(85,378)	(97,968)

Net increase (decrease) in net assets from principal transactions	2,703,506	(60,548)	467,665	(771,374)	(2,666,295)	10,085,538

Total increase (decrease) in net assets	3,128,021	(14,414)	1,433,827	(294,177)	(2,874,996)	9,842,953
Net assets at beginning of period	480,505	494,919	4,855,598	5,149,775	20,932,491	11,089,538

Net assets at end of period	$3,608,526	$480,505	$6,289,425	$4,855,598	$18,057,495	$20,932,491

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,907	26,088	179,667	210,610	1,815,946	924,972
Units issued	133,175	528	30,884	3,584	1,294,892	2,981,238
Units redeemed	(11,788)	(3,709)	(14,060)	(34,527)	(1,523,046)	(2,090,264)

Units, end of period	144,294	22,907	196,491	179,667	1,587,792	1,815,946

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II
	2017	2016	2017	2016
Income:
Dividend distributions received	$34,836	$65,538	$69,002	$135,717
Expenses:
Mortality and expense risk and administrative charges	(23,756)	(23,353)	(50,065)	(48,953)

Net investment income (loss)	11,080	42,185	18,937	86,764

Realized gains (losses) on investments:
Capital gain distributions received	—	24,694	—	53,450
Net realized gain (loss)	33,340	(2,185)	96,501	(3,599)

Realized gains (losses)	33,340	22,509	96,501	49,851

Unrealized appreciation (depreciation) during the period	132,393	63,128	255,734	130,776

Net increase (decrease) in net assets from operations	176,813	127,822	371,172	267,391

Changes from principal transactions:
Purchase payments	—	11,000	19,214	40,160
Transfers between sub-accounts and the company	(11,316)	63,565	(117,835)	189,379
Withdrawals	(154,753)	(56,577)	(328,709)	(150,502)
Annual contract fee	(1,205)	(1,246)	(5,996)	(6,938)

Net increase (decrease) in net assets from principal transactions	(167,274)	16,742	(433,326)	72,099

Total increase (decrease) in net assets	9,539	144,564	(62,154)	339,490
Net assets at beginning of period	1,459,240	1,314,676	3,112,549	2,773,059

Net assets at end of period	$1,468,779	$1,459,240	$3,050,395	$3,112,549

	2017	2016	2017	2016
Units, beginning of period	53,229	52,543	75,503	73,640
Units issued	1,537	6,202	724	9,512
Units redeemed	(7,367)	(5,516)	(10,549)	(7,649)

Units, end of period	47,399	53,229	65,678	75,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 105 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series I	500 Index Fund Series I	10/27/2017
500 Index Fund B Series II	500 Index Fund Series II	10/27/2017
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series II	International Equity Index Series II	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series II	Managed Volatility Aggressive Portfolio Series II	10/27/2017
Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive Trust PS Series II	Lifestyle Aggressive Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series II	Managed Volatility Balanced Portfolio Series II	10/27/2017
Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced Trust PS Series II	Lifestyle Balanced Portfolio Series II	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative MVP Series II	Managed Volatility Conservative Portfolio Series II	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued):

Previous Name	New Name	Effective Date
Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative Trust PS Series II	Lifestyle Conservative Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series II	Managed Volatility Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Lifestyle Growth Trust PS Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series II	Managed Volatility Moderate Portfolio Series II	10/27/2017
Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate Trust PS Series II	Lifestyle Moderate Portfolio Series II	10/27/2017
Total Bond Market Trust B Series II	Total Bond Market Trust Series II	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017
Funds transferred in 2017 are as follows:
Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series II	Total Stock Market Index Trust Series II	04/28/2017
American New World Trust Series II	Emerging Markets Value Trust Series II	10/27/2017
American New World Trust Series III	Emerging Markets Value Trust Series NAV	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series II	Mid Cap Index Trust Series II	10/27/2017

Sub-accounts opened in 2017 are as follows:

Sub-accounts Opened	Effective Date
Emerging Markets Value Trust Series II	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxa ble income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participant s at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$2,976,130,923	—	—	2,976,130,923
NonAffiliated	$4,476,641	—	—	4,476,641

Total	$2,980,607,564	—	—	2,980,607,564

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$515,076	$1,529,652
500 Index Fund Series II	1,500,559	530,143
500 Index Fund Series NAV	361,664	1,231,180
Active Bond Trust Series I	86,011	192,057
Active Bond Trust Series II	3,558,078	3,045,378
All Cap Core Trust Series I (i)	31,447	2,935,835
All Cap Core Trust Series II (j)	43,123	997,350
American Asset Allocation Trust Series I	676,237	1,580,393
American Asset Allocation Trust Series II	6,848,635	14,766,267
American Global Growth Trust Series II	1,424,062	3,469,583
American Global Growth Trust Series III	703	1,513
American Growth Trust Series II	14,311,437	17,673,094
American Growth Trust Series III	84,187	184,940
American Growth-Income Trust Series I	1,275,072	1,042,662
American Growth-Income Trust Series II	15,987,461	13,712,288
American Growth-Income Trust Series III	133,954	319,897
American International Trust Series II	3,739,826	10,270,311
American International Trust Series III	31,297	143,632
American New World Trust Series II (b)	893,105	5,811,161
American New World Trust Series III (c)	0	15,026
Blue Chip Growth Trust Series I	1,583,954	3,022,731
Blue Chip Growth Trust Series II	3,207,778	4,481,099
Bond Trust Series I	95,179	210,341
Bond Trust Series II	9,783,900	11,190,468
Capital Appreciation Trust Series I	966,281	1,430,335
Capital Appreciation Trust Series II	957,788	1,084,508
Capital Appreciation Value Trust Series II	1,556,987	2,183,630
Core Bond Trust Series I	308,854	735,323
Core Bond Trust Series II	952,060	3,014,116
Core Strategy Trust Series I (d)	11,082	228,209
Core Strategy Trust Series II (e)	13,740,225	234,803,977
Core Strategy Trust Series NAV (f)	12,209	251,015
DWS Equity 500 Index (a)	182,144	378,335
Emerging Markets Value Trust Series II	5,419,780	177,009
Equity Income Trust Series I	2,457,756	3,170,622
Equity Income Trust Series II	2,895,068	4,510,230
Financial Industries Trust Series I	75,058	148,575
Financial Industries Trust Series II	1,004,726	1,652,510
Fundamental All Cap Core Trust Series II	360,729	1,219,744
Fundamental Large Cap Value Trust Series I	567,254	3,154,489
Fundamental Large Cap Value Trust Series II	667,311	4,709,642
Global Bond Trust Series I	61,685	128,736
Global Bond Trust Series II	1,235,415	1,762,099
Global Trust Series I	149,401	900,241
Global Trust Series II	374,686	777,751
Health Sciences Trust Series I	479,949	454,433
Health Sciences Trust Series II	2,600,451	3,674,997
High Yield Trust Series I	197,131	350,399
High Yield Trust Series II	1,024,177	1,680,916

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Equity Index Series I	$45,190	$111,292
International Equity Index Series II	285,982	194,702
International Equity Index Series NAV	132,150	172,230
International Growth Stock Trust Series II	242,680	876,409
International Small Company Trust Series I	84,761	226,603
International Small Company Trust Series II	366,385	492,294
International Value Trust Series I	116,542	664,594
International Value Trust Series II	402,080	1,241,403
Investment Quality Bond Trust Series I	260,694	688,562
Investment Quality Bond Trust Series II	1,620,813	2,161,749
Lifestyle Aggressive Portfolio Series I	79,915	172,996
Lifestyle Aggressive Portfolio Series II	597,499	2,282,166
Lifestyle Balanced Portfolio Series I	332,337	4,914,929
Lifestyle Balanced Portfolio Series II	14,327,042	51,470,763
Lifestyle Conservative Portfolio Series I	197,816	435,996
Lifestyle Conservative Portfolio Series II	4,061,643	13,787,539
Lifestyle Growth Portfolio Series I	831,281	1,503,213
Lifestyle Growth Portfolio Series II	233,461,888	92,186,324
Lifestyle Growth Portfolio Series NAV	248,231	1,532
Lifestyle Moderate Portfolio Series I	103,264	205,818
Lifestyle Moderate Portfolio Series II	6,317,109	22,901,772
Managed Volatility Aggressive Portfolio Series I	50,519	38,990
Managed Volatility Aggressive Portfolio Series II	140,799	1,088,391
Managed Volatility Balanced Portfolio Series I	662,374	1,519,024
Managed Volatility Balanced Portfolio Series II	16,866,930	35,422,651
Managed Volatility Conservative Portfolio Series I	81,100	507,209
Managed Volatility Conservative Portfolio Series II	5,949,951	12,224,755
Managed Volatility Growth Portfolio Series I	267,110	573,293
Managed Volatility Growth Portfolio Series II	21,739,093	34,557,067
Managed Volatility Moderate Portfolio Series I	620,524	544,026
Managed Volatility Moderate Portfolio Series II	6,869,001	19,190,596
Mid Cap Index Trust Series I	3,995,187	258,655
Mid Cap Index Trust Series II	3,135,417	2,100,540
Mid Cap Stock Trust Series I	243,624	1,210,483
Mid Cap Stock Trust Series II	671,716	1,840,298
Mid Value Trust Series I	322,220	447,604
Mid Value Trust Series II	1,150,527	1,502,349
Money Market Trust Series I	30,179	469,068
Money Market Trust Series II	187,428	2,801,945
Money-Market Trust Series NAV	14,326	86,942
Mutual Shares Trust Series I	372,852	207,761
PIMCO All Asset (a)	90,779	154,780
Real Estate Securities Trust Series I	29,310	226,087
Real Estate Securities Trust Series II	177,480	1,295,427
Science & Technology Trust Series I	522,856	1,625,085
Science & Technology Trust Series II	3,414,906	3,190,804
Short Term Government Income Trust Series I	597,560	778,135
Short Term Government Income Trust Series II	1,749,924	1,709,569
Small Cap Growth Trust Series I	0	19,342
Small Cap Growth Trust Series II	99,694	409,069
Small Cap Index Trust Series I	11,610	31,397
Small Cap Index Trust Series II	363,976	993,937

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Opportunities Trust Series I	$245,069	$311,437
Small Cap Opportunities Trust Series II	656,523	718,744
Small Cap Value Trust Series II	491,794	1,052,453
Small Company Value Trust Series I	459,753	327,417
Small Company Value Trust Series II	1,436,012	1,532,260
Strategic Income Opportunities Trust Series I	129,805	317,330
Strategic Income Opportunities Trust Series II	832,859	1,737,986
Total Bond Market Series Trust NAV	116,796	227,473
Total Bond Market Trust Series II	877,916	1,120,443
Total Stock Market Index Trust Series I	3,091,195	308,734
Total Stock Market Index Trust Series II	1,072,333	503,274
Ultra Short Term Bond Trust Series I	207,606	207,606
Ultra Short Term Bond Trust Series II	14,678,422	17,385,739
Utilities Trust Series I	78,792	234,987
Utilities Trust Series II	100,888	515,277
Value Trust Series I (g)	2,723,284	4,344,182
Value Trust Series II (h)	1,602,322	3,162,526

(a)	Sub-account that invests in non-affiliated Trust.
(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(i)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series II on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series I	2017	(g)	550	$24.16 to $23.73	$13,369	1.75% to 1.40%	1.68%	19.84% to 19.42%
	2016		603	20.16 to 19.87	12,253	1.75 to 1.40	3.75	10.04 to 9.66
	2015		155	18.32 to 18.12	2,825	1.75 to 1.40	1.57	-0.30 to -0.65
	2014		192	18.38 to 18.24	3,513	1.75 to 1.40	1.71	11.75 to 11.36
	2013		167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74

500 Index Fund Series II	2017	(h)	576	23.92 to 23.37	13,772	1.85 to 1.40	1.58	19.60 to 19.07
	2016		538	20.00 to 19.62	10,784	1.85 to 1.40	1.62	9.83 to 9.33
	2015		488	18.21 to 17.95	8,920	1.85 to 1.40	1.40	-0.54 to -0.99
	2014		561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013		573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28

500 Index Fund Series NAV	2017	(i)	282	24.98 to 22.67	6,605	1.75 to 0.80	1.69	20.58 to 19.44
	2016		325	20.72 to 18.98	6,388	1.75 to 0.80	1.77	10.76 to 9.71
	2015		348	18.71 to 17.30	6,208	1.75 to 0.80	1.63	0.35 to -0.60
	2014		423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013		531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36

Active Bond Trust Series I	2017		79	20.00 to 19.13	1,570	1.75 to 1.40	3.33	3.39 to 3.03
	2016		86	19.35 to 18.57	1,652	1.75 to 1.40	3.51	2.89 to 2.53
	2015		106	18.80 to 18.11	1,992	1.75 to 1.40	4.94	-1.22 to -1.57
	2014		120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013		153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49

Active Bond Trust Series II	2017		1,205	18.43 to 12.62	22,929	1.85 to 1.15	3.25	3.44 to 2.72
	2016		1,198	17.94 to 12.21	22,133	1.85 to 1.00	3.33	2.32 to -2.36
	2015		1,346	18.40 to 17.53	24,232	1.85 to 1.40	4.62	-1.53 to -1.97
	2014		1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013		1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79

American Asset Allocation Trust Series I	2017		304	20.39 to 19.64	6,180	1.75 to 1.40	1.10	14.18 to 13.79
	2016		372	17.86 to 17.26	6,624	1.75 to 1.40	1.26	7.48 to 7.10
	2015		387	16.61 to 16.12	6,415	1.75 to 1.40	1.95	-0.35 to -0.70
	2014		441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013		485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16

American Asset Allocation Trust Series II	2017		4,101	19.73 to 19.11	80,569	1.90 to 1.00	1.05	14.54 to 13.52
	2016		4,807	17.22 to 16.83	82,647	1.90 to 1.00	1.08	7.83 to 6.87
	2015		5,321	15.97 to 15.75	85,726	1.90 to 1.00	1.81	-0.09 to -0.99
	2014		6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013		6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11

American Global Growth Trust Series II	2017		510	22.14 to 21.32	11,325	1.85 to 1.00	0.17	29.62 to 28.53
	2016		653	17.08 to 16.59	11,227	1.85 to 1.00	0.78	-0.89 to -1.73
	2015		763	17.23 to 16.88	13,282	1.85 to 1.00	1.40	5.44 to 4.54
	2014		891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013		1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60

American Global Growth Trust Series III	2017		0	25.79 to 25.79	8	0.80 to 0.80	0.58	30.30 to 30.30
	2016		0	19.79 to 19.44	8	1.00 to 0.80	1.29	-0.17 to -0.37
	2015		0	19.82 to 19.51	7	1.00 to 0.80	1.94	6.17 to 5.95
	2014		0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013		1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2017		2,475	38.99 to 25.04	92,071	1.90 to 1.00	0.28	26.47 to 25.34
	2016		2,958	31.11 to 19.80	86,997	1.90 to 1.00	0.32	7.95 to 6.98
	2015		3,347	29.08 to 18.34	91,932	1.90 to 1.00	0.09	5.29 to 4.35
	2014		3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013		4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86

American Growth Trust Series III	2017		14	27.48 to 25.51	382	1.55 to 0.80	0.63	27.20 to 26.25
	2016		21	21.60 to 20.21	444	1.55 to 0.80	0.79	8.61 to 7.80
	2015		22	19.89 to 18.75	441	1.55 to 0.80	0.60	6.02 to 5.22
	2014		25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013		26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57

American Growth-Income Trust Series I	2017		195	36.26 to 34.45	6,959	1.75 to 1.40	1.04	20.34 to 19.92
	2016		220	30.13 to 28.72	6,560	1.75 to 1.40	1.61	9.56 to 9.18
	2015		239	27.50 to 26.31	6,493	1.75 to 1.40	1.27	-0.29 to -0.64
	2014		277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34
	2013		323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71

American Growth-Income Trust Series II	2017		2,655	33.31 to 24.07	86,582	1.90 to 1.00	0.97	20.68 to 19.60
	2016		3,032	27.85 to 19.94	82,343	1.90 to 1.00	1.51	9.95 to 8.97
	2015		3,497	25.56 to 18.14	86,647	1.90 to 1.00	1.14	-0.04 to -0.94
	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13

American Growth-Income Trust Series III	2017		23	26.77 to 24.86	602	1.55 to 0.80	1.21	21.42 to 20.51
	2016		35	22.05 to 20.63	768	1.55 to 0.80	2.01	10.65 to 9.83

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series III	2015		38	$19.93 to $18.78	$744	1.55% to 0.80%	1.72%	0.66% to -0.10%
	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90

American International Trust Series II	2017		1,555	33.82 to 18.28	47,579	1.90 to 1.00	0.72	30.19 to 29.03
	2016		1,888	26.21 to 14.04	44,092	1.90 to 1.00	0.82	1.95 to 1.03
	2015		2,045	25.95 to 13.78	47,113	1.90 to 1.00	0.95	-5.92 to -6.77
	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90

American International Trust Series III	2017		19	18.13 to 16.83	341	1.55 to 0.80	1.08	31.07 to 30.09
	2016		27	13.83 to 12.94	373	1.55 to 0.80	1.32	2.66 to 1.90
	2015		28	13.47 to 12.70	371	1.55 to 0.80	1.50	-5.30 to -6.01
	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61

Blue Chip Growth Trust Series I	2017		403	61.83 to 27.44	21,947	1.75 to 1.40	0.07	34.39 to 33.93
	2016		451	46.00 to 20.49	18,476	1.75 to 1.40	0.01	-0.59 to -0.94
	2015		496	46.28 to 20.68	20,528	1.75 to 1.40	0.00	9.52 to 9.13
	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88

Blue Chip Growth Trust Series II	2017		451	36.82 to 27.92	17,067	1.90 to 1.00	0.00	34.62 to 33.41
	2016		517	27.60 to 20.74	14,544	1.90 to 1.00	0.00	-0.38 to -1.28
	2015		593	27.96 to 20.82	16,882	1.90 to 1.00	0.00	9.73 to 8.74
	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68

Bond Trust Series I	2017		56	14.21 to 13.57	790	1.55 to 0.80	2.66	2.85 to 2.08
	2016		65	13.82 to 13.29	896	1.55 to 0.80	2.91	2.24 to 1.48
	2015		66	13.52 to 13.10	884	1.55 to 0.80	2.87	-0.55 to -1.30
	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88

Bond Trust Series II	2017		4,728	13.08 to 12.54	62,754	2.00 to 1.00	2.56	2.43 to 1.42
	2016		4,886	12.77 to 12.37	63,615	2.00 to 1.00	2.65	1.83 to 0.82
	2015		5,035	12.54 to 12.27	64,720	2.00 to 1.00	2.59	-0.95 to -1.94
	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48

Capital Appreciation Trust Series I	2017		467	23.65 to 22.27	10,946	1.75 to 1.40	0.06	34.64 to 34.17
	2016		524	17.56 to 16.60	9,115	1.75 to 1.40	0.00	-2.45 to -2.79
	2015		601	18.01 to 17.07	10,717	1.75 to 1.40	0.00	9.91 to 9.52
	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03

Capital Appreciation Trust Series II	2017		238	33.99 to 27.07	8,253	1.85 to 1.00	0.00	34.85 to 33.72
	2016		260	25.42 to 20.07	6,721	1.85 to 1.00	0.00	-2.25 to -3.07
	2015		334	26.23 to 20.53	8,894	1.85 to 1.00	0.00	10.06 to 9.13
	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83

Capital Appreciation Value Trust Series II	2017		1,060	23.58 to 21.39	24,424	1.90 to 1.00	1.24	13.85 to 12.83
	2016		1,137	20.90 to 18.79	23,138	1.90 to 1.00	1.12	6.77 to 5.81
	2015		1,191	19.75 to 17.60	23,420	1.90 to 1.00	0.89	4.05 to 3.12
	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73

Core Bond Trust Series I	2017		388	17.69 to 16.93	6,754	1.75 to 1.40	2.08	1.97 to 1.62
	2016		420	17.35 to 16.66	7,179	1.75 to 1.40	1.95	1.31 to 0.96
	2015		461	17.13 to 16.50	7,791	1.75 to 1.40	2.35	-2.65 to -2.88

Core Bond Trust Series II	2017		767	16.63 to 12.64	12,698	1.85 to 1.00	1.84	2.18 to 1.32
	2016		904	16.41 to 12.37	14,738	1.85 to 1.00	1.78	1.52 to 0.66
	2015		953	16.30 to 12.19	15,376	1.85 to 1.00	1.98	-1.72 to -2.50
	2014		74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013		57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14

DWS Equity 500 Index(e)	2017		73	42.55 to 40.34	3,018	1.75 to 1.40	1.37	19.38 to 18.97
	2016		82	35.64 to 33.91	2,840	1.75 to 1.40	1.78	9.65 to 9.27
	2015		98	32.50 to 31.03	3,105	1.75 to 1.40	1.37	-0.64 to -0.99
	2014		124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013		156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03

Emerging Markets Value Trust Series II	2017	(f)	417	12.98 to 12.96	5,411	1.85 to 1.00	4.41	3.81 to 3.66

Equity Income Trust Series I	2017		432	62.27 to 33.40	24,034	1.75 to 1.40	2.22	14.68 to 14.28
	2016		481	54.30 to 29.23	23,463	1.75 to 1.40	2.18	17.47 to 17.06
	2015		543	46.22 to 24.97	22,588	1.75 to 1.40	1.87	-8.04 to -8.37
	2014		607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013		670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79

Equity Income Trust Series II	2017		764	27.25 to 21.58	21,572	1.90 to 1.00	2.02	14.85 to 13.83
	2016		895	23.94 to 18.79	21,988	1.90 to 1.00	2.02	17.73 to 16.67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Equity Income Trust Series II	2015		966	$20.52 to $15.96	$20,286	1.90% to 1.00%	1.66%	-7.84% to -8.67%
	2014		1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013		1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48

Financial Industries Trust Series I	2017		26	25.09 to 23.66	628	1.75 to 1.40	1.19	13.69 to 13.29
	2016		29	22.07 to 20.89	624	1.75 to 1.40	1.52	17.71 to 17.30
	2015		27	18.75 to 17.81	495	1.75 to 1.40	0.98	-4.00 to -4.33
	2014		28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013		32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49

Financial Industries Trust Series II	2017		132	24.91 to 22.85	3,373	1.85 to 1.00	0.99	13.88 to 12.92
	2016		158	22.06 to 20.07	3,572	1.85 to 1.00	1.27	18.02 to 17.02
	2015		153	18.86 to 17.00	2,941	1.85 to 1.00	0.72	-3.85 to -4.66
	2014		190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013		229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12

Fundamental All Cap Core Trust Series II	2017		138	41.52 to 39.45	5,581	1.75 to 1.40	0.55	25.66 to 25.23
	2016		163	33.04 to 31.50	5,263	1.75 to 1.40	0.18	6.61 to 6.24
	2015		182	30.99 to 29.65	5,517	1.75 to 1.40	0.00	2.39 to 2.03
	2014		233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013		303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06

Fundamental Large Cap Value Trust Series I	2017		793	28.05 to 17.46	23,259	1.75 to 1.00	1.61	16.27 to 15.40
	2016		889	24.30 to 15.02	22,546	1.75 to 1.00	2.22	9.08 to 8.26
	2015		993	22.45 to 13.77	23,196	1.75 to 1.00	0.98	-2.09 to -2.83
	2014		1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013		73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2017		975	27.44 to 15.49	26,316	1.85 to 1.00	1.39	16.03 to 15.06
	2016		1,134	23.85 to 13.35	26,562	1.85 to 1.00	2.02	8.86 to 7.94
	2015		1,306	22.10 to 12.26	28,001	1.85 to 1.00	0.77	-2.28 to -3.11
	2014		1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013		346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69

Global Bond Trust Series I	2017		43	38.18 to 23.52	1,540	1.75 to 1.40	2.28	7.25 to 6.87
	2016		45	35.60 to 22.01	1,513	1.75 to 1.40	0.00	1.62 to 1.26
	2015		48	35.03 to 21.73	1,545	1.75 to 1.40	2.52	-4.84 to -5.17
	2014		54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013		63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06

Global Bond Trust Series II	2017		411	21.24 to 12.18	8,260	1.90 to 1.00	1.92	7.40 to 6.45
	2016		447	19.95 to 11.34	8,269	1.90 to 1.00	0.00	1.89 to 0.98
	2015		481	19.76 to 11.13	8,916	1.90 to 1.00	2.56	-4.69 to -5.54
	2014		567	20.92 to 11.68	11,158	1.90 to 1.00	0.73	1.11 to 0.21
	2013		668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44

Global Trust Series I	2017		173	20.54 to 19.95	7,176	1.75 to 0.80	1.84	17.93 to 16.82
	2016		193	17.58 to 16.91	6,829	1.75 to 0.80	4.53	8.59 to 7.57
	2015		210	16.34 to 15.57	6,857	1.75 to 0.80	1.86	-7.17 to -8.05
	2014		235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013		238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45

Global Trust Series II	2017		281	22.61 to 14.56	6,511	1.90 to 1.00	1.70	17.45 to 16.40
	2016		306	19.42 to 12.39	5,967	1.90 to 1.00	4.30	8.15 to 7.18
	2015		348	18.12 to 11.46	6,297	1.90 to 1.00	1.63	-7.54 to -8.37
	2014		452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013		245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44

Health Sciences Trust Series I	2017		53	70.25 to 66.27	3,629	1.75 to 1.40	0.00	25.74 to 25.30
	2016		58	55.87 to 52.89	3,127	1.75 to 1.40	0.07	-11.82 to -12.12
	2015		68	63.36 to 60.19	4,228	1.75 to 1.40	0.00	11.13 to 10.74
	2014		75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013		81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46

Health Sciences Trust Series II	2017		165	69.65 to 30.28	11,430	1.90 to 1.00	0.00	25.99 to 24.87
	2016		200	55.78 to 24.04	10,935	1.90 to 1.00	0.00	-11.66 to -12.45
	2015		254	63.71 to 27.21	15,881	1.90 to 1.00	0.00	11.38 to 10.38
	2014		257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013		278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97

High Yield Trust Series I	2017		73	22.42 to 14.22	1,663	1.75 to 0.80	5.18	6.65 to 5.64
	2016		83	21.22 to 13.34	1,779	1.75 to 0.80	6.75	15.34 to 14.25
	2015		98	18.58 to 11.56	1,843	1.75 to 0.80	7.19	-9.05 to -9.91
	2014		112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013		115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41

High Yield Trust Series II	2017		251	25.39 to 14.79	6,102	1.90 to 1.00	4.94	6.07 to 5.12
	2016		288	24.16 to 13.94	6,630	1.90 to 1.00	6.55	15.00 to 13.97
	2015		331	21.34 to 12.12	6,500	1.85 to 1.00	6.75	-9.46 to -10.22
	2014		368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013		429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87

International Equity Index Series I	2017	(j)	47	16.85 to 16.55	794	1.75 to 1.40	2.11	25.54 to 25.10
	2016		52	13.42 to 13.23	692	1.75 to 1.40	2.58	3.00 to 2.64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Series I	2015		58	$13.03 to $12.89	$751	1.75% to 1.40%	2.12%	-7.22% to -7.55%
	2014		79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013		73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57

International Equity Index Series II	2017	(k)	190	16.61 to 16.29	3,141	1.85 to 1.00	2.04	25.78 to 24.72
	2016		185	13.21 to 13.07	2,439	1.85 to 1.00	2.43	3.20 to 2.33
	2015		202	12.80 to 12.77	2,606	1.85 to 1.00	2.14	-7.05 to -7.84
	2014		217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013		253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17

International Equity Index Series NAV	2017	(l)	93	13.68 to 13.04	1,244	1.85 to 1.40	2.25	25.68 to 25.12
	2016		96	10.89 to 10.42	1,027	1.85 to 1.40	2.65	2.98 to 2.52
	2015		109	10.57 to 10.17	1,127	1.85 to 1.40	2.28	-7.11 to -7.53
	2014		132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013		211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44

International Growth Stock Trust Series II	2017		135	16.81 to 16.42	2,259	1.85 to 1.00	1.10	20.42 to 19.41
	2016		175	13.96 to 13.75	2,442	1.85 to 1.00	1.45	-2.43 to -3.26
	2015		210	14.30 to 14.21	3,013	1.85 to 1.00	1.66	-3.50 to -4.32
	2014		178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013		174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16

International Small Company Trust Series I	2017		76	22.86 to 22.22	1,727	1.75 to 1.40	1.40	27.66 to 27.22
	2016		83	17.91 to 17.47	1,477	1.75 to 1.40	1.89	3.44 to 3.08
	2015		95	17.31 to 16.95	1,637	1.75 to 1.40	1.80	5.06 to 4.70
	2014		104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51
	2013		129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61

International Small Company Trust Series II	2017		165	21.69 to 20.77	3,663	1.85 to 1.00	1.25	27.89 to 26.81
	2016		172	17.10 to 16.24	2,987	1.85 to 1.00	1.70	3.66 to 2.78
	2015		203	16.64 to 15.67	3,425	1.85 to 1.00	1.63	5.33 to 4.44
	2014		206	15.89 to 14.88	3,327	1.90 to 1.00	1.17	-8.02 to -8.84
	2013		237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22

International Value Trust Series I	2017		234	21.07 to 15.20	5,172	1.75 to 1.00	1.79	15.98 to 15.12
	2016		262	18.30 to 13.10	5,003	1.75 to 1.00	2.52	11.12 to 10.29
	2015		227	17.48 to 16.59	3,921	1.75 to 1.40	1.79	-9.10 to -9.41
	2014		249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013		281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96

International Value Trust Series II	2017		329	23.20 to 16.34	7,928	1.85 to 1.00	1.62	15.72 to 14.74
	2016		367	20.22 to 14.12	7,666	1.85 to 1.00	2.14	10.83 to 9.89
	2015		362	18.40 to 12.74	6,772	1.85 to 1.00	1.46	-8.86 to -9.64
	2014		402	20.24 to 13.98	8,324	1.90 to 1.00	2.38	-13.52 to -14.30
	2013		516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52

Investment Quality Bond Trust Series I	2017		99	22.38 to 17.64	2,868	1.75 to 0.80	2.62	3.77 to 2.79
	2016		115	21.77 to 17.00	3,252	1.75 to 0.80	2.17	3.46 to 2.48
	2015		125	21.24 to 16.43	3,435	1.75 to 0.80	1.80	-1.61 to -2.54
	2014		153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013		171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62

Investment Quality Bond Trust Series II	2017		791	19.17 to 13.12	14,907	1.85 to 1.00	2.37	3.27 to 2.40
	2016		826	18.72 to 12.71	15,227	1.85 to 1.00	1.96	3.05 to 2.17
	2015		903	18.32 to 12.33	16,298	1.85 to 1.00	1.59	-2.00 to -2.83
	2014		1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013		1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88

Lifestyle Aggressive Portfolio Series I	2017	(o)	81	16.75 to 16.51	1,348	1.75 to 1.40	1.57	20.10 to 19.68
	2016		88	13.94 to 13.80	1,222	1.75 to 1.40	1.67	8.03 to 7.65
	2015		101	12.91 to 12.82	1,294	1.75 to 1.40	1.66	-2.92 to -3.26
	2014		129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Portfolio Series II	2017	(p)	856	16.88 to 16.31	14,182	1.85 to 1.00	1.41	20.36 to 19.34
	2016		981	14.03 to 13.67	13,553	1.85 to 1.00	1.52	8.26 to 7.34
	2015		1,018	12.96 to 12.73	13,054	1.85 to 1.00	1.54	-2.73 to -3.56
	2014		1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced Portfolio Series I	2017	(s)	632	15.47 to 14.88	9,559	1.75 to 0.80	1.99	11.42 to 10.37
	2016		969	13.88 to 13.48	13,205	1.75 to 0.80	2.19	5.26 to 4.27
	2015		1,068	13.19 to 12.93	13,907	1.75 to 0.80	2.31	-0.75 to -1.69
	2014		1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Portfolio Series II	2017	(t)	23,593	16.82 to 15.63	366,764	2.00 to 0.35	1.94	11.77 to 9.94
	2016		26,359	15.29 to 13.98	372,542	2.00 to 0.35	2.01	5.52 to 3.79
	2015		29,232	14.74 to 13.25	398,946	2.00 to 0.35	2.10	-0.57 to -2.20
	2014		32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013		505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19

Lifestyle Conservative Portfolio Series I	2017	(w)	237	14.33 to 13.79	3,367	1.75 to 0.80	2.45	6.11 to 5.11
	2016		263	13.51 to 13.12	3,477	1.75 to 0.80	2.67	3.56 to 2.58
	2015		280	13.04 to 12.79	3,592	1.75 to 0.80	2.64	-0.63 to -1.57
	2014		294	13.13 to 12.99	3,834	1.75 to 0.80	3.34	4.70 to 3.71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Conservative Portfolio Series II	2017	(x)	4,915	$14.50 to $14.47	$69,706	2.00% to 0.35%	2.18%	6.37% to 4.63%
	2016		5,659	13.86 to 13.61	76,609	2.00 to 0.35	2.39	3.81 to 2.11
	2015		6,357	13.58 to 13.11	84,200	2.00 to 0.35	2.33	-0.38 to -2.01
	2014		7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013		306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20

Lifestyle Growth Portfolio Series I	2017	(aa)	620	16.27 to 15.65	9,844	1.75 to 0.80	1.82	15.21 to 14.13
	2016		673	14.12 to 13.72	9,328	1.75 to 0.80	1.88	6.38 to 5.37
	2015		730	13.27 to 13.02	9,557	1.75 to 0.80	2.21	-0.91 to -1.85
	2014		751	13.40 to 13.26	9,990	1.75 to 0.80	2.89	5.32 to 4.32

Lifestyle Growth Portfolio Series II	2017	(ab)	46,204	18.51 to 16.44	763,008	2.00 to 0.35	2.07	15.49 to 13.61
	2016		38,102	16.30 to 14.23	552,007	2.00 to 0.35	1.81	6.64 to 4.90
	2015		38,175	15.53 to 13.35	526,704	2.00 to 0.35	1.93	-0.60 to -2.23
	2014		41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013		836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81

Lifestyle Growth Portfolio Series NAV	2017	(aj, ac)	19	12.79 to 12.78	248	1.60 to 1.20	10.67	2.33 to 2.26

Lifestyle Moderate Portfolio Series I	2017	(af)	204	15.07 to 14.50	2,998	1.75 to 0.80	2.28	9.55 to 8.52
	2016		215	13.76 to 13.36	2,902	1.75 to 0.80	2.26	4.66 to 3.67
	2015		270	13.15 to 12.89	3,505	1.75 to 0.80	2.35	-0.70 to -1.64
	2014		307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Portfolio Series II	2017	(ag)	8,071	16.14 to 15.24	121,951	2.00 to 0.35	1.99	9.89 to 8.10
	2016		9,304	14.93 to 13.87	129,752	2.00 to 0.35	2.12	4.91 to 3.20
	2015		10,422	14.47 to 13.22	141,009	2.00 to 0.35	2.16	-0.45 to -2.08
	2014		11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013		496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93

Managed Volatility Aggressive Portfolio Series I	2017	(m)	23	26.49 to 19.82	573	1.75 to 1.40	1.74	21.12 to 20.70
	2016		22	21.87 to 16.42	461	1.75 to 1.40	1.67	0.54 to 0.19
	2015		23	21.75 to 16.39	478	1.75 to 1.40	1.72	-7.16 to -7.48
	2014		30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013		117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52

Managed Volatility Aggressive Portfolio Series II	2017	(n)	220	24.24 to 18.21	5,636	1.85 to 1.00	1.47	21.35 to 20.33
	2016		262	20.14 to 15.01	5,529	1.85 to 1.00	1.53	0.65 to -0.20
	2015		279	20.18 to 14.91	5,851	1.85 to 1.00	1.54	-6.99 to -7.78
	2014		412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013		1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37

Managed Volatility Balanced Portfolio Series I	2017	(q)	318	22.06 to 19.05	8,081	1.75 to 0.80	2.10	13.23 to 12.16
	2016		369	19.67 to 16.83	8,322	1.75 to 0.80	2.05	3.96 to 2.98
	2015		422	19.10 to 16.19	9,273	1.75 to 0.80	2.37	-3.03 to -3.95
	2014		451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013		1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82

Managed Volatility Balanced Portfolio Series II	2017	(r)	11,513	23.26 to 18.70	241,590	1.90 to 0.35	1.95	13.43 to 11.69
	2016		12,927	20.83 to 16.48	242,464	1.90 to 0.35	1.85	4.25 to 2.65
	2015		14,249	20.29 to 15.81	259,652	1.90 to 0.35	2.12	-2.73 to -4.23
	2014		15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013		43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20

Managed Volatility Conservative Portfolio Series I	2017	(u)	67	22.38 to 18.19	1,870	1.75 to 0.80	2.27	6.96 to 5.95
	2016		86	21.12 to 17.01	2,220	1.75 to 0.80	2.36	3.75 to 2.77
	2015		91	20.55 to 16.40	2,282	1.75 to 0.80	2.43	-0.75 to -1.69
	2014		101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013		334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07

Managed Volatility Conservative Portfolio Series II	2017	(v)	2,898	20.29 to 18.32	54,208	1.90 to 0.35	2.22	7.29 to 5.65
	2016		3,300	19.20 to 17.07	58,550	1.90 to 0.35	2.13	3.95 to 2.35
	2015		3,577	18.76 to 13.17	63,464	1.90 to 1.00	2.23	-1.15 to -2.03
	2014		4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013		10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54

Managed Volatility Growth Portfolio Series I	2017	(y)	180	20.65 to 19.11	4,519	1.75 to 0.80	1.96	17.65 to 16.54
	2016		202	17.72 to 16.25	4,326	1.75 to 0.80	1.89	2.52 to 1.55
	2015		212	17.45 to 15.85	4,447	1.75 to 0.80	2.00	-5.29 to -6.19
	2014		248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013		791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33

Managed Volatility Growth Portfolio Series II	2017	(z)	12,507	18.63 to 16.93	270,531	2.00 to 0.35	1.76	17.94 to 16.01
	2016		13,685	15.80 to 14.59	253,367	2.00 to 0.35	1.62	2.78 to 1.10
	2015		15,417	15.37 to 14.43	279,176	2.00 to 0.35	1.88	-5.15 to -6.70
	2014		17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013		52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61

Managed Volatility Moderate Portfolio Series I	2017	(ad)	138	22.89 to 19.53	3,901	1.75 to 0.80	2.44	10.99 to 9.94
	2016		144	20.82 to 17.60	3,620	1.75 to 0.80	2.09	4.46 to 3.47
	2015		183	20.12 to 16.84	4,261	1.75 to 0.80	2.46	-1.70 to -2.63
	2014		198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013		412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Moderate Portfolio Series II	2017	(ae)	4,551	$28.18 to $22.47	$91,351	1.90% to 0.45%	2.00%	11.15% to 9.56%
	2016		5,330	25.36 to 20.51	98,063	1.90 to 0.45	1.89	4.65 to 3.14
	2015		5,793	24.23 to 19.88	105,231	1.90 to 0.45	2.23	-1.57 to -2.98
	2014		6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013		15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69

Mid Cap Index Trust Series I	2017		120	41.80 to 34.82	5,263	1.75 to 0.80	0.76	14.89 to 13.81
	2016		34	38.99 to 36.73	1,292	1.75 to 1.40	1.19	18.44 to 18.03
	2015		39	32.92 to 31.12	1,275	1.75 to 1.40	0.97	-3.95 to -4.28
	2014		42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013		43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50

Mid Cap Index Trust Series II	2017		300	37.50 to 23.64	11,428	1.85 to 1.00	0.29	14.36 to 13.40
	2016		292	33.07 to 20.67	9,570	1.85 to 1.00	0.98	18.73 to 17.72
	2015		325	28.09 to 17.41	9,057	1.85 to 1.00	0.80	-3.77 to -4.58
	2014		345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013		443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08

Mid Cap Stock Trust Series I	2017		193	33.79 to 25.57	6,549	1.75 to 0.80	0.00	27.52 to 26.32
	2016		226	26.75 to 20.05	6,046	1.75 to 0.80	0.00	-0.21 to -1.16
	2015		258	27.06 to 20.10	6,958	1.75 to 0.80	0.00	2.18 to 1.21
	2014		309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013		361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46

Mid Cap Stock Trust Series II	2017		294	39.77 to 23.73	11,993	1.90 to 1.00	0.00	26.99 to 25.85
	2016		329	31.60 to 18.69	10,556	1.90 to 1.00	0.00	-0.59 to -1.48
	2015		389	32.08 to 18.80	12,434	1.90 to 1.00	0.00	1.73 to 0.81
	2014		429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013		552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03

Mid Value Trust Series I	2017		93	34.68 to 33.18	3,176	1.75 to 1.40	0.97	9.89 to 9.50
	2016		105	31.56 to 30.30	3,278	1.75 to 1.40	1.16	22.30 to 21.87
	2015		109	25.81 to 24.86	2,776	1.75 to 1.40	1.09	-4.78 to -5.11
	2014		121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013		137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42

Mid Value Trust Series II	2017		259	32.19 to 14.78	8,621	1.85 to 1.35	0.76	9.17 to 6.69
	2016		293	31.08 to 29.49	8,910	1.85 to 1.40	0.93	22.05 to 21.51
	2015		315	25.46 to 24.27	7,885	1.85 to 1.40	0.84	-4.98 to -5.41
	2014		375	26.80 to 25.66	9,893	1.85 to 1.40	0.52	8.86 to 8.37
	2013		444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73

Money Market Trust Series I	2017		148	11.59 to 11.56	2,182	1.75 to 1.00	0.58	-0.41 to -1.15
	2016		179	11.70 to 11.64	2,621	1.75 to 1.00	0.07	-0.92 to -1.66
	2015		195	11.90 to 11.75	2,922	1.75 to 1.00	0.00	-0.99 to -1.73
	2014		238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013		317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73

Money Market Trust Series II	2017		1,128	11.93 to 10.74	12,796	1.90 to 1.00	0.38	-0.61 to -1.49
	2016		1,343	12.00 to 10.90	15,410	1.90 to 1.00	0.00	-1.00 to -1.88
	2015		1,565	12.12 to 11.11	18,239	1.90 to 1.00	0.00	-0.99 to -1.88
	2014		2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013		2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88

Money-Market Trust Series NAV	2017		83	12.30 to 12.23	1,023	1.75 to 1.40	0.63	-0.75 to -1.10
	2016	(e)	89	12.40 to 12.37	1,096	1.75 to 1.40	0.15	-0.83 to -1.06

Mutual Shares Trust Series I	2017		31	20.76 to 19.28	640	1.55 to 0.80	5.65	7.46 to 6.66
	2016		39	19.32 to 18.08	749	1.55 to 0.80	6.62	15.78 to 14.91
	2015		44	16.69 to 15.73	720	1.55 to 0.80	2.07	-5.44 to -6.15
	2014		46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013		49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65

PIMCO All Asset (e)	2017		69	21.34 to 20.07	1,459	1.85 to 1.40	4.27	11.62 to 11.12
	2016		75	19.12 to 18.06	1,406	1.85 to 1.40	2.05	11.02 to 10.52
	2015		120	17.22 to 16.34	2,013	1.85 to 1.40	2.89	-10.58 to -10.98
	2014		138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013		178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93

Real Estate Securities Trust Series I	2017		38	55.52 to 51.32	2,076	1.75 to 1.40	0.52	4.76 to 4.40
	2016		42	53.00 to 49.15	2,158	1.75 to 1.40	3.36	5.43 to 5.07
	2015		44	50.27 to 46.78	2,187	1.75 to 1.40	1.78	1.25 to 0.89
	2014		53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013		62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84

Real Estate Securities Trust Series II	2017		159	41.77 to 18.55	6,455	1.85 to 1.00	0.34	5.00 to 4.12
	2016		186	40.12 to 17.67	7,197	1.85 to 1.00	3.10	5.63 to 4.74
	2015		212	38.31 to 16.72	7,870	1.85 to 1.00	1.67	1.45 to 0.59
	2014		244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013		306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33

Science & Technology Trust Series I	2017		205	40.56 to 13.72	6,883	1.75 to 1.40	0.05	39.18 to 38.69
	2016		249	29.15 to 9.89	6,068	1.75 to 1.40	0.00	6.88 to 6.51
	2015		284	27.27 to 9.29	6,478	1.75 to 1.40	0.00	5.21 to 4.84

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Science & Technology Trust Series I	2014		325	$25.92 to $ 8.86	$6,845	1.75 % to 1.40%	0.00	11.32 % to 10.94%
	2013		363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04

Science & Technology Trust Series II	2017		206	40.74 to 31.72	8,591	1.90 to 1.00	0.00	39.42 to 38.17
	2016		209	29.48 to 22.75	6,247	1.90 to 1.00	0.00	7.08 to 6.12
	2015		228	27.78 to 21.25	6,379	1.90 to 1.00	0.00	5.43 to 4.49
	2014		210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013		230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66

Short Term Government Income Trust Series I	2017		218	12.14 to 11.82	2,616	1.75 to 1.40	1.32	-0.83 to -1.17
	2016		231	12.24 to 11.96	2,816	1.75 to 1.40	1.58	-0.83 to -1.17
	2015		245	12.34 to 12.10	3,010	1.75 to 1.40	1.67	-0.76 to -1.10
	2014		289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013		359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58

Short Term Government Income Trust Series II	2017		349	11.99 to 11.55	4,108	1.85 to 1.00	1.13	-0.63 to -1.47
	2016		344	12.07 to 11.72	4,094	1.85 to 1.00	1.22	-0.55 to -1.39
	2015		476	12.13 to 11.89	5,729	1.85 to 1.00	1.69	-0.64 to -1.48
	2014		384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013		511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92

Small Cap Growth Trust Series II	2017		95	31.19 to 22.25	2,919	1.90 to 1.00	0.00	25.02 to 23.91
	2016		105	25.17 to 17.79	2,582	1.90 to 1.00	0.00	1.13 to 0.22
	2015		120	25.12 to 17.60	2,910	1.90 to 1.00	0.00	-9.96 to -10.77
	2014		121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013		147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45

Small Cap Index Trust Series I	2017		7	33.54 to 32.54	228	1.75 to 1.40	0.44	12.80 to 12.41
	2016		8	29.73 to 28.95	228	1.75 to 1.40	1.04	19.29 to 18.88
	2015		14	24.92 to 24.35	346	1.75 to 1.40	0.87	-5.90 to -6.23
	2014		20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013		19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22

Small Cap Index Trust Series II	2017		184	34.39 to 32.05	6,203	1.85 to 1.40	0.25	12.60 to 12.09
	2016		209	30.54 to 28.59	6,275	1.85 to 1.40	0.96	19.03 to 18.49
	2015		218	25.66 to 24.13	5,515	1.85 to 1.40	0.76	-6.12 to -6.54
	2014		261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013		373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81

Small Cap Opportunities Trust Series I	2017		74	40.29 to 38.28	2,949	1.75 to 1.40	0.42	9.53 to 9.15
	2016		80	36.79 to 35.07	2,910	1.75 to 1.40	0.46	17.81 to 17.39
	2015		88	31.23 to 29.87	2,727	1.75 to 1.40	0.07	-6.48 to -6.81
	2014		97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013		115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73

Small Cap Opportunities Trust Series II	2017		175	36.78 to 21.91	6,718	1.85 to 1.00	0.24	9.76 to 8.84
	2016		187	33.79 to 19.96	6,550	1.85 to 1.00	0.26	18.06 to 17.06
	2015		215	28.87 to 16.91	6,156	1.85 to 1.00	0.00	-6.28 to -7.08
	2014		208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21
	2013		243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91

Small Cap Value Trust Series II	2017		93	32.34 to 21.76	3,022	1.85 to 1.00	0.69	2.47 to 1.61
	2016		119	31.83 to 21.24	3,762	1.85 to 1.00	0.48	21.23 to 20.21
	2015		123	26.48 to 17.52	3,239	1.85 to 1.00	0.24	-2.55 to -3.37
	2014		155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013		167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04

Small Company Value Trust Series I	2017		63	48.52 to 47.94	3,016	1.75 to 1.40	0.23	9.95 to 9.56
	2016		68	44.28 to 43.61	2,984	1.75 to 1.40	0.78	30.48 to 30.02
	2015		74	34.06 to 33.42	2,495	1.75 to 1.40	1.31	-6.91 to -7.24
	2014		82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013		102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33

Small Company Value Trust Series II	2017		225	36.64 to 22.35	8,695	1.85 to 1.00	0.21	10.15 to 9.22
	2016		260	33.55 to 20.29	9,128	1.85 to 1.00	0.58	30.73 to 29.63
	2015		267	25.88 to 15.52	7,221	1.85 to 1.00	0.91	-6.73 to -7.52
	2014		334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013		406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58

Strategic Income Opportunities Trust Series I	2017		139	23.65 to 22.54	3,284	1.75 to 1.40	3.08	4.13 to 3.76
	2016		150	22.71 to 21.72	3,392	1.75 to 1.40	2.36	3.66 to 3.30
	2015		165	21.91 to 21.03	3,610	1.75 to 1.40	2.35	-0.19 to -0.54
	2014		192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013		219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02

Strategic Income Opportunities Trust Series II	2017		280	21.93 to 14.56	6,403	1.85 to 1.00	2.80	4.32 to 3.44
	2016		328	21.20 to 13.96	7,140	1.85 to 1.00	2.15	3.94 to 3.06
	2015		364	20.57 to 13.43	7,653	1.85 to 1.00	2.17	0.01 to -0.84
	2014		388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013		420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42

Total Bond Market Series Trust NAV	2017	(ai)	73	13.17 to 12.67	956	1.55 to 0.80	2.78	2.52 to 1.75
	2016		83	12.84 to 12.45	1,061	1.55 to 0.80	2.68	1.63 to 0.87
	2015		84	12.64 to 12.34	1,052	1.55 to 0.80	2.73	-0.50 to -1.24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Series Trust NAV	2014		92	$12.70 to $ 12.49	$1,164	1.55 % to 0.80%	3.17%	5.21 % to 4.43%
	2013		97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94

Total Bond Market Trust Series II	2017	(ah)	238	12.82 to 12.28	2,967	1.90 to 1.00	2.49	2.06 to 1.15
	2016		259	12.56 to 12.14	3,194	1.90 to 1.00	2.30	1.17 to 0.26
	2015		421	12.42 to 12.11	5,180	1.90 to 1.00	2.49	-0.94 to -1.83
	2014		454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013		300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79

Total Stock Market Index Trust Series I	2017		144	25.18 to 24.39	3,609	1.75 to 1.40	1.81	18.92 to 18.50
	2016		23	21.17 to 20.58	481	1.75 to 1.40	1.42	10.82 to 10.43
	2015		26	19.10 to 18.64	495	1.75 to 1.40	1.33	-2.02 to -2.36
	2014		26	19.50 to 19.09	505	1.75 to 1.40	1.14	9.92 to 9.54
	2013		31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08

Total Stock Market Index Trust Series II	2017		196	30.84 to 15.62	6,289	1.85 to 1.35	1.20	18.13 to 12.75
	2016		180	27.89 to 26.11	4,856	1.85 to 1.40	1.22	10.59 to 10.10
	2015		211	25.22 to 23.71	5,150	1.85 to 1.40	1.07	-2.21 to -2.65
	2014		258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013		329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65

Ultra Short Term Bond Trust Series II	2017		1,588	11.89 to 10.99	18,057	2.00 to 1.00	1.34	-0.54 to -1.53
	2016		1,816	11.95 to 11.16	20,932	2.00 to 1.00	1.69	-0.67 to -1.66
	2015		925	12.04 to 11.35	11,090	2.00 to 1.00	1.18	-1.14 to -2.13
	2014		979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013		1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34

Utilities Trust Series I	2017		47	32.18 to 30.36	1,469	1.75 to 1.40	2.38	13.15 to 12.76
	2016		53	28.44 to 26.92	1,459	1.75 to 1.40	4.58	9.81 to 9.42
	2015		53	25.90 to 24.61	1,315	1.75 to 1.40	2.92	-15.95 to -16.24
	2014		61	30.82 to 29.38	1,828	1.75 to 1.40	3.00	11.02 to 10.64
	2013		63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47

Utilities Trust Series II	2017		66	48.73 to 45.42	3,050	1.85 to 1.40	2.23	12.93 to 12.43
	2016		76	43.15 to 40.40	3,113	1.85 to 1.40	4.48	9.62 to 9.13
	2015		74	39.36 to 37.02	2,773	1.85 to 1.40	2.68	-16.20 to -16.58
	2014		97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013		115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.
(f)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.
(g)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(h)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(i)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.
(j)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(k)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.
(l)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.
(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(aj)	Sub-account available in prior year but no activity.
(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(ad)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(ae)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.
(af)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.
(ag)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(ah)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.
(ai)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account—Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account—Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments.—NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Specimen Contract: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(4)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146590, filed on April 28, 2008.

	(b)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 4(b)(vi) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(c)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(b)(x) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(d)	Form of Specimen Income Plus for Life single-life Rider (BR008Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(d) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

	(e)	Form of Specimen Income Plus for Life single-life Rider (BR008NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

	(f)	Form of Specimen Income Plus for Life joint-life Rider (BR009Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

	(g)	Form of Specimen Income Plus for Life joint-life Rider (BR009NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146590, filed on April 30, 2009.

(5)	(a)	Form of Specimen Application: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(5)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146590, filed on April 28, 2008.

(6)	(a)(i)	Declaration of Intention and Charter of First North American Life Assurance Company— Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(ii)	Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance CompanyIncorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iii)	Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York—Incorporated by reference to Exhibit (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005—Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006—Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(b)(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

	(b)(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(b)(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

	(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company—Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit (9) to Pre-Effective Amendment No. 3 to this registration statement on Form N-4 333-146590 filed on February 7, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public account firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21—Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Exhibit 24(b)(14) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146590, filed on February 1, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 7 to this Registration Statement, File No. 333-146590, filed August 23, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 8 to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-146590, filed on April 30, 2012.

	(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-146590, filed on April 26, 2013.

	(f)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(f) to Post-Effective Amendment No. 15 to this Registration Statement, File No. 333-146590, filed on April 28, 2014.

	(g)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(14)(g) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-146590, filed on April 28, 2017.

	(h)	Power of Attorney for Marianne Harrison [FILED HEREWITH].

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President
Marianne Harrison*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
Brooks Tingle ***	Director and Senior Vice President
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Christopher Paul Conkey***	Executive Vice President
Gregory Framke **	Executive Vice President
Gretchen Garrigues**	Executive Vice President
Peter Gordon*	Executive Vice President
Naveed Irshad **	Executive Vice President and Head of Legacy Businesses
Halina K. von dem Hagen**	Executive Vice President and Treasurer
Emanuel Alves *	Senior Vice President and General Counsel
John C.S. Anderson***	Senior Vice President
Michael Biagiotti†	Senior Vice President
Nadine Chakar***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Linda Levyne *	Senior Vice President
Patrick McGuinness†	Senior Vice President
William McPadden***	Senior Vice President
Lee Ann Murray***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath†	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Curt Smith†	Senior Vice President
Anthony Teta*	Senior Vice President
Leo Zerilli*	Senior Vice President
Lynda Abend *	Vice President
John Addeo***	Vice President
Abigail M. Armstrong*	Vice President
Sudi Arora***	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
Jesse Bean*	Vice President
William Dwayne Bertrand***	Vice President
Zahir Bhanji**	Vice President and CFO – JH Insurance
Stephen J. Blewitt***	Vice President
Alan M. Block*	Vice President
Robert Boyda***	Vice President
Paul Boyne***	Vice President
Ian B. Brodie***	Vice President
Ted Bruntrager*	Vice President and Chief Risk Officer
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Robert Burrow*	Vice President
Jennifer Toone Campanella***	Vice President
Thomas Carlisle***	Vice President
Rick A. Carlson*	Vice President
Patricia Rosch Carrington***	Vice President
Bob Carroll*	Vice President
Todd J. Cassler *	Vice President
Ken K. Cha *	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
Marcelle Daher***	Vice President
Kenneth D’Amato***	Vice President
John J. Danello*	Vice President
Andreas Deutschmann†	Vice President
Robert Donahue†	Vice President
Jeffrey Duckworth*	Vice President
Melvyn D’Souza**	Vice President, Treasury

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Carolyn Flanagan***	Vice President
Lauren Marx Fleming***	Vice President
Philip J. Fontana*	Vice President
Carl O. Fowler***	Vice President
Scott Francolini *	Vice President
Paul Gallagher*	Vice President
Thomas C. Goggins***	Vice President
Susan Ghalili***	Vice President
Geoff Gittins **	Vice President
Jeffrey N. Given***	Vice President
Howard C. Greene***	Vice President
Christopher Griswold*	Vice President
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Michael Hession *	Vice President
Kevin Hill *	Vice President
James C. Hoodlet***	Vice President
Steven Hutcheon *	Vice President
Daniel S. Janis III***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Recep C. Kendircioglu***	Vice President
Neal P. Kerins***	Vice President
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Diane R. Landers***	Vice President
Scott Lively*	Vice President
Jeffrey H. Long *	Vice President
Jennifer Lundmark *	Vice President
Patrick MacDonnell*	Vice President
Nathaniel I. Margolis***	Vice President
Christopher Maryanopolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Anne McNally *	Vice President
Jonathan McGee***	Vice President
Michael McNamara *	Vice President
Steven E. Medina***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Camille Mucci***	Vice President
Patrick M. Murphy *	Vice President
Jeffrey H. Nataupsky***	Vice President
Scott Navin***	Vice President
Sinead O’Connor*	Vice President
Christopher O’Keefe *	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Wendell L. Perkins *	Vice President
Charlie Philbrook*	Vice President
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
William Shannon Reid *	Vice President
George Revoir*	Vice President
Charles A. Rizzo*	Vice President
Robert William Rizzo *	Vice President
Susan Roberts *	Vice President
Keri Rogers†	Vice President
Ian Roke†	Vice President
Andrew Ross**	Vice President
Ronald J. Rovner *	Vice President
Devon Russell *	Vice President
Lisa Anne Ryan†	Vice President
Frank Saeli***	Vice President
Thomas Samoluk*	Vice President
Emory W. Sanders***	Vice President
Jeffrey R Santerre***	Vice President
Christopher L. Sechler*	Vice President
Thomas Shea***	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Darren Smith*	Vice President
Rob Stanley*	Vice President
Paddy Subbaraman*	Vice President
Wilfred Talbot *	Vice President
Nathan Thooft***	Vice President
Tony Todisco*	Vice President
Brian E. Torrisi***	Vice President
Len van Greuning †	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries *	Vice President
Lisa Ann Welch***	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President
Laura Wooster***	Vice President
Ross Zilber*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2017 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Property Limited Partnership II (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2018, there were 52 qualified and 33 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2018.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Chairman and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

Brooks Tingle	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

*/s/ Thomas J. Loftus Thomas J. Loftus	Senior Counsel—Annuities
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b)(10)	Consent of Independent Registered Public Accounting Firm

24(b)(14)(h)	Power of Attorney for Marianne Harrison